THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS SHALL BE EFFECTIVE WITH RESPECT THERETO, OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                           OMNI ENERGY SERVICES CORP.

Issue Date: May 17, 2005                                         Warrant No. B-1

      THIS CERTIFIES that THE DENNIS R. SCIOTTO FAMILY TRUST DATED DECEMBER 19, 1994, or any subsequent holder hereof (the "Holder"), has the right to purchase from OMNI ENERGY SERVICES CORP., a Louisiana corporation (the "Company"), up to 665,000 fully paid and nonassessable shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), subject to adjustment as provided herein, at a price per share equal to the Exercise Price (as defined below), at any time beginning on the date hereof (the "the "Issue Date") and ending at 6:00 p.m., eastern time, on the date that is the fifth (5th) anniversary of the Issue Date (the "Expiration Date").

      1. Exercise.

      (a) Right to Exercise. The Holder shall have the right to exercise this Warrant at any time and from time to time during the period beginning on the Issue Date and ending on the Expiration Date as to all or any part of the shares of Common Stock covered hereby (the "Warrant Shares").

      (b) Exercise Price. The "Exercise Price" for each Warrant Share purchased by the Holder upon the exercise of this Warrant shall be equal to $2.50, subject to adjustment for the events specified in Section 4 below; provided, however, until this Warrant, the Securities Purchase Agreement between the Company and Holder dated as of the date hereof (the "Securities Purchase Agreement") and the transactions contemplated herein and therein are approved by the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote, excluding the holders of Series C Convertible Preferred Stock ("Shareholder Approval"), in no event shall the Exercise Price be less than $1.95, other than as a result of adjustments for the events specified in Section 4(a) below. Payment of the Exercise Price may be made solely in cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price.

      (c) Exercise Notice. In order to exercise this Warrant, the Holder shall send by facsimile transmission, at any time prior to 6:00 p.m., eastern time, on the business day (which means any day other than a Saturday, a Sunday or a day which commercial banks located in New York City are permitted by law to close) on which the Holder wishes to effect such exercise (the "Exercise Date"), to the Company an executed copy of the notice of exercise in the form attached hereto as Exhibit A (the "Exercise Notice"), the original Warrant and the Exercise Price. The Exercise Notice shall also state the name or names (with address) in which the shares of Common Stock that are issuable on such exercise shall be issued. In the case of a dispute as to the calculation of the Exercise Price or the number of Warrant Shares issuable hereunder (including, without limitation, the calculation of any adjustment pursuant to Section 4 below), the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and shall submit the disputed calculations to a certified public accounting firm of national recognition (other than the Company's independent accountants), reasonably acceptable to Holder, within two (2) business days following the date on which the Exercise Notice is delivered to the Company. The Company shall cause such accountant to calculate the Exercise Price and/or the number of Warrant Shares issuable hereunder and to notify the Company and the Holder of the results in writing no later than three (3) business days following the day on which such accountant received the disputed calculations (the "Dispute Procedure"). Such accountant's calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations were most at variance with those of such accountant.

      (d) Limitations on Exercise. Notwithstanding anything to the contrary contained herein, until Shareholder Approval is obtained, no holder of this Warrant shall be entitled to exercise this Warrant, if after exercise such holder will, with the shares of Common Stock issued on exercise and any other shares of the Company's Common Stock then held by such holder, hold more than 19.99% of the outstanding Common Stock or voting power of the Company on the date of such exercise.

      (e) Holder of Record. The Holder shall, for all purposes, be deemed to have become the holder of record of the Warrant Shares specified in an Exercise Notice on the Exercise Date specified therein, irrespective of the date of delivery of such Warrant Shares. Except as specifically provided herein, nothing in this Warrant shall be construed as conferring upon the Holder hereof any rights as a stockholder of the Company prior to the Exercise Date.

      (f) Cancellation of Warrant. This Warrant shall be canceled upon its exercise and, if this Warrant is exercised in part, the Company shall, at the time that it delivers Warrant Shares to the Holder pursuant to such exercise as provided herein, issue a new warrant, and deliver to the Holder a certificate representing such new warrant, with terms identical in all respects to this Warrant (except that such new warrant shall be exercisable into the number of shares of Common Stock with respect to which this Warrant shall remain unexercised); provided, however, that the Holder shall be entitled to exercise all or any portion of such new warrant at any time following the time at which this Warrant is exercised, regardless of whether the Company has actually issued such new warrant or delivered to the Holder a certificate therefor.

      2. Delivery of Warrant Shares Upon Exercise. Upon receipt of an Exercise Notice pursuant to Section 1 above, the Company shall, (A) no later than the close of business on the later to occur of (i) the third (3rd) business day following the Exercise Date set forth in such Exercise Notice and (ii) such later date on which the Company shall have received payment of the Exercise Price, and (B) with respect to Warrant Shares that are the subject of a Dispute Procedure, the close of business on the third (3rd) business day following the determination made pursuant to Section 1(b) (each of the dates specified in (A) or (B) being referred to as a "Delivery Date"), issue and deliver or caused to be delivered to the Holder the number of Warrant Shares as shall be determined as provided herein. The Company shall effect delivery of Warrant Shares to the Holder by, as long as the Transfer Agent participates in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program ("FAST"), crediting the account of the Holder or its nominee at DTC (as specified in the applicable Exercise Notice) with the number of Warrant Shares required to be delivered, no later than the close of business on such Delivery Date. In the event that the Transfer Agent is not a participant in FAST, or if the Warrant Shares are not otherwise eligible for delivery through FAST, or if the Holder so specifies in an Exercise Notice or otherwise in writing on or before the Exercise Date, the Company shall effect delivery of Warrant Shares by delivering to the Holder or its nominee physical certificates representing such Warrant Shares, no later than the close of business on such Delivery Date.

      3. Failure to Deliver Warrant Shares.

      (a) In the event that the Company fails for any reason to deliver to the Holder the number of Warrant Shares specified in the applicable Exercise Notice on or before the Delivery Date therefor (an "Exercise Default"), and such default continues for seven (7) business days following delivery of a written notice of such default by the Holder to the Company, the Company shall pay to the Holder payments ("Exercise Default Payments") in the amount of (i) (N/365) multiplied by (ii) the aggregate Exercise Price of the Warrant Shares which are the subject of such Exercise Default multiplied by (iii) the lower of ten percent (10%) and the maximum rate permitted by applicable law (the "Default Interest Rate"), where "N" equals the number of days elapsed between the original Delivery Date of such Warrant Shares and the date on which all of such Warrant Shares are issued and delivered to the Holder. Cash amounts payable hereunder shall be paid on or before the fifth (5th) business day of the calendar month following the calendar month in which such amount has accrued.

      (b) In the event that the Holder has not received certificates representing the Warrant Shares by the seventh (7th) business day following an Exercise Default, the Holder may notify the Company in writing of its election to revoke the Exercise Notice that is the subject of such default, in which case, effective as of the date of such revocation notice, such Exercise Notice shall be deemed rescinded and of no further force or effect.

      (c) Nothing herein shall limit the Holder's right to pursue actual damages for the Company's failure to issue and deliver Warrant Shares on the applicable Delivery Date (including, without limitation, damages relating to any purchase of Common Stock by the Holder to make delivery on a sale effected in anticipation of receiving Warrant Shares upon exercise, such damages to be in an amount equal to (A) the aggregate amount paid by the Holder for the Common Stock so purchased minus (B) the aggregate amount of net proceeds, if any, received by the Holder from the sale of the Warrant Shares issued by the Company pursuant to such exercise), and the Holder shall have the right to pursue all remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief); provided, however, that, in the event, following an Exercise Default, the Company delivers to the Holder the Warrant Shares that are required to be issued by the Company pursuant to such exercise, the Holder shall use commercially reasonable efforts to sell such shares promptly following such delivery.

      4. Anti-Dilution Adjustments; Distributions; Other Events. The Exercise Price and the number of Warrant Shares issuable hereunder shall be subject to adjustment from time to time as provided in this Section 4. In the event that any adjustment of the Exercise Price or the number of Warrant Shares as required herein results in a fraction of a cent or fraction of a share, as applicable, such Exercise Price or number of Warrant Shares shall be rounded up or down to the nearest cent or share, as applicable.

      (a) Subdivision or Combination of Common Stock. If the Company, at any time after the Issue Date, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. Any adjustment made pursuant to the foregoing sentence that results in a decrease in the Exercise Price shall also effect a proportional increase in the number of Warrant Shares into which this Warrant is exercisable. If the Company, at any time after the initial issuance of this Warrant, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionally increased. Any adjustment made pursuant to the foregoing sentence that results in an increase in the Exercise Price shall also effect a proportional decrease in the number of Warrant Shares into which this Warrant is exercisable.

      (b) Distributions. If the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend or otherwise (including any dividend or distribution to the Company's stockholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), the Company shall deliver written notice of such Distribution (a "Distribution Notice") to the Holder at least five (5) business days prior to the earlier to occur of (i) the record date for determining stockholders entitled to such Distribution (the "Record Date") and (ii) the date on which such Distribution is made (the "Distribution Date"). The Holder shall be entitled to receive the same amount and type of assets being distributed in such Distribution as though the Holder were a holder on the Record Date therefor of a number of shares of Common Stock into which this Warrant is exercisable as of such Record Date (such number of shares to be determined at the Exercise Price then in effect and without giving effect to any limitations on such exercise contained in this Warrant or the Subscription Agreement).

      (c) Dilutive Issuances.

            (i) Adjustment Upon Dilutive Issuance. If, at any time after the Issue Date, the Company issues or sells, or in accordance with subparagraph (ii) of this Section 4(c), is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the Exercise Price on the date of such issuance or sale (or deemed issuance or sale) (a "Dilutive Issuance"), then effective immediately upon the Dilutive Issuance, the Exercise Price shall be adjusted so as to equal an amount determined by multiplying such Exercise Price by the following fraction:

                N0 + N1
                -------
                N0 + N2

      where:

                N0 = the number of shares of Common Stock outstanding
                     immediately prior to the issuance, sale or deemed issuance or sale of such additional shares of Common Stock in such Dilutive Issuance without taking into account any shares of Common Stock issuable upon conversion, exchange or exercise of any securities or other instruments which are convertible into or exercisable or exchangeable for Common Stock ("Convertible Securities") or options, warrants or other rights to purchase or subscribe for Common Stock or Convertible Securities ("Purchase Rights");

                N1 = the number of shares of Common Stock which the aggregate consideration, if any, received or receivable by the Company for the total number of such additional shares of Common Stock so issued, sold or deemed issued or sold in such Dilutive Issuance (which, in the case of a deemed issuance or sale, shall be calculated in accordance with subparagraph (ii) below) would purchase at the Exercise Price in effect immediately prior to such Dilutive Issuance; and

                N2 = the number of such additional shares of Common Stock so issued, sold or deemed issued or sold in such Dilutive Issuance.

      Notwithstanding the foregoing, no adjustment shall be made pursuant hereto if such adjustment would result in an increase in the Exercise Price.

            (ii) Effect On Exercise Price Of Certain Events. For purposes of determining the adjusted Exercise Price under subparagraph (i) of this Section 4(c), the following will be applicable:

                  (A) Issuance Of Purchase Rights. If the Company issues or sells any Purchase Rights, whether or not immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Purchase Rights (and the price of any conversion of Convertible Securities, if applicable) is less than the Exercise Price in effect on the date of issuance or sale of such Purchase Rights, then the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable) shall, as of the date of the issuance or sale of such Purchase Rights, be deemed to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon the exercise of such Purchase Rights" shall be determined by dividing (x) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Purchase Rights, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Purchase Rights, plus, in the case of Convertible Securities issuable upon the exercise of such Purchase Rights, the minimum aggregate amount of additional consideration payable upon the conversion, exercise or exchange of all such Convertible Securities (determined in accordance with the calculation method set forth in subparagraph (ii)(D) below), by (y) the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable). Except as provided in Section 4(c)(ii)(C) hereof, no further adjustment to the Exercise Price shall be made upon the actual issuance of such Common Stock upon the exercise of such Purchase Rights or upon the conversion, exercise or exchange of Convertible Securities issuable upon exercise of such Purchase Rights.

                  (B) Issuance Of Convertible Securities. If the Company issues or sells any Convertible Securities, whether or not immediately convertible, exercisable or exchangeable, and the price per share for which Common Stock is issuable upon such conversion, exercise or exchange is less than the Exercise Price in effect on the date of issuance or sale of such Convertible Securities, then the maximum total number of shares of Common Stock issuable upon the conversion, exercise or exchange of all such Convertible Securities shall, as of the date of the issuance or sale of such Convertible Securities, be deemed to have been issued and sold by the Company for such price per share. For the purposes of the immediately preceding sentence, the "price per share for which Common Stock is issuable upon such conversion, exercise or exchange" shall be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion, exercise or exchange of all such Convertible Securities (determined in accordance with the calculation method set forth in subparagraph (ii)(D)), by (B) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. Except as provided in Section 4(c)(ii)(C) hereof, no further adjustment to the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities.

                  (C) Change In Option Price Or Conversion Rate. If there is a change at any time in (x) the purchase price or amount of additional consideration payable to the Company upon the exercise of any Purchase Rights; (y) the amount of additional consideration, if any, payable to the Company upon the conversion, exercise or exchange of any Convertible Securities the adjustment for which is not otherwise covered under Section 4(c)(ii)(B) above; or (z) the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for Common Stock, then in any such case, the Exercise Price in effect at the time of such change shall be readjusted to the Exercise Price which would have been in effect at such time had such Purchase Rights or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion, exercise or exchange rate, as the case may be, at the time initially issued or sold.

                  (D) Calculation Of Consideration Received. If any Common Stock, Purchase Rights or Convertible Securities are issued or sold for cash, the consideration received therefor will be the amount received by the Company therefor, after deduction of all underwriting discounts or allowances in connection with such issuance, grant or sale. In case any Common Stock, Purchase Rights or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, including in the case of a strategic or similar arrangement in which the other entity will provide services to the Company, purchase services from the Company or otherwise provide intangible consideration to the Company, the amount of the consideration other than cash received by the Company (including the net present value of the consideration expected by the Company for the provided or purchased services) shall be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the average of the last sale prices thereof on the principal market for such securities during the period of ten Trading Days immediately preceding the date of receipt. In case any Common Stock, Purchase Rights or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Purchase Rights or Convertible Securities, as the case may be. The independent members of the Company's Board of Directors shall calculate reasonably and in good faith, using standard commercial valuation methods appropriate for valuing such assets, the fair market value of any consideration other than cash or securities; provided, however, that if the Holder does not agree to such fair market value calculation within three business days after receipt thereof from the Company, then such fair market value shall be determined in good faith by an investment banker or other appropriate expert of national reputation selected by the Holder and reasonably acceptable to the Company, with the costs of such appraisal to be borne by the Company.

                  (iii) Exceptions To Adjustment Of Exercise Price. Notwithstanding the foregoing, no adjustment to the Exercise Price shall be made pursuant to this Section 4(c) upon the issuance of any Excluded Securities. For purposes hereof, "Excluded Securities" means (1) securities purchased under the Securities Purchase Agreement; (2) securities issued upon conversion or exercise of the Series C 9% Convertible Preferred Stock or the Warrants (as defined in the Securities Purchase Agreement); (3) shares of Common Stock issuable or issued to employees, consultants or directors from time to time upon the exercise of options, in such case granted or to be granted in the discretion of the Board of Directors pursuant to one or more stock option plans or restricted stock plans in effect as of the Issue Date; (4) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization of the Company; (5) securities issued upon conversion of outstanding shares of Series B 8% Convertible Preferred Stock, provided that the terms of such preferred stock have not been amended since the date hereof; (6) securities issued upon conversion or exercise of Debentures or Warrants issued under the Securities Purchase Agreement, dated as of February 12, 2004, between the Company and the Investors named therein and the

      Securities Purchase Agreement, dated as of April 15, 2004, between the Company and the Investors named therein, each as amended, modified and supplemented; (7) 361,800 shares (200,000 shares to James C. Eckert and 161,800 shares to G. Darcy Klug) and 100,000 options (40,000 options to James C. Eckert and 60,000 options to G. Darcy Klug); and (8) 2,924,424 shares issuable upon exercise of currently outstanding warrants and "investor options" listed on Schedule 1 hereto.

            (iv) Notice Of Adjustments. Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 4(c) resulting in a change in the Exercise Price by more than one percent (1%), or any change in the number or type of stock, securities and/or other property issuable upon exercise of this Warrant, the Company, at its expense, shall promptly compute such adjustment or readjustment or change and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment or change and showing in detail the facts upon which such adjustment or readjustment or change is based. The Company shall, upon the written request at any time of the Holder, furnish to the Holder a like certificate setting forth (i) such adjustment or readjustment or change, (ii) the Exercise Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon exercise of this Warrant.

      (d) Major Transactions. In the event of a merger, consolidation, business combination, tender offer, exchange of shares, recapitalization, reorganization, redemption or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the Company or another entity or the Company shall sell all or substantially all of its assets (each of the foregoing being a "Major Transaction"), the Company will give the Holder at least twenty (20) days written notice prior to the closing of such Major Transaction in a manner that does not constitute disclosure of material non-public information (unless otherwise previously consented to in writing by the Holder), and: (i) the Holder shall be permitted to exercise this Warrant in whole or in part at any time prior to the record date for the receipt of such consideration and shall be entitled to receive, for each share of Common Stock issuable to Holder for such exercise, the same per share consideration payable to the other holders of Common Stock in connection with such Major Transaction, and (ii) if and to the extent that the Holder retains any portion of this Warrant following such record date, the Company will cause the surviving or, in the event of a sale of assets, purchasing entity, as a condition precedent to such Major Transaction, to assume the obligations of the Company under this Warrant, with such adjustments to the Exercise Price and the securities covered hereby as may be necessary in order to preserve the economic benefits of this Warrant to the Holder.

      (e) Adjustments; Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this Section 4, the Holder of this Warrant shall, upon exercise of this Warrant, become entitled to receive securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 4.

      5. Fractional Interests.

            No fractional shares or scrip representing fractional shares shall be issuable upon the exercise of this Warrant, but on exercise of this Warrant, the Holder hereof may purchase only a whole number of shares of Common Stock. If, on exercise of this Warrant, the Holder hereof would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, the Company shall, in lieu of issuing any such fractional share, pay to the Holder an amount in cash equal to the product resulting from multiplying such fraction by the market price as of the Exercise Date.

      6. Transfer of this Warrant.

            The Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part, as long as such sale or other disposition is made pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act. Upon such transfer or other disposition, the Holder shall deliver this Warrant to the Company together with a written notice to the Company, substantially in the form of the Transfer Notice attached hereto as Exhibit B (the "Transfer Notice"), indicating the person or persons to whom this Warrant shall be transferred and, if less than all of this Warrant is transferred, the number of Warrant Shares to be covered by the part of this Warrant to be transferred to each such person. Within three
(3) business days of receiving a Transfer Notice and the original of this Warrant, the Company shall deliver to the each transferee designated by the Holder a Warrant or Warrants of like tenor and terms for the appropriate number of Warrant Shares and, if less than all this Warrant is transferred, shall deliver to the Holder a Warrant for the remaining number of Warrant Shares.

      7. Benefits of this Warrant.

            This Warrant shall be for the sole and exclusive benefit of the Holder of this Warrant and nothing in this Warrant shall be construed to confer upon any person other than the Holder of this Warrant any legal or equitable right, remedy or claim hereunder.

      8. Loss, theft, destruction or mutilation of Warrant.

            Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity reasonably satisfactory to the Company, and upon surrender of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

      9. Notice or Demands.

            Any notice, demand or request required or permitted to be given by the Company or the Holder pursuant to the terms of this Warrant shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a business day, in which case such delivery will be deemed to be made on the next succeeding business day, (ii) on the next business day after timely delivery to an overnight courier and (iii) on the business day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

            If to the Company:

            OMNI Energy Services Corp.
            4500 NE Evangeline Thruway
            Carencro, LA 70520
            Attn: James C. Eckert
            Tel: (337)896-6664
            Fax: (337)896-6655

            with a copy (not constituting notice) to:

            Locke Liddell & Sapp LLP
            600 Travis, Suite 3200
            Houston, TX 77002
            Attention: David F. Taylor, Esq.
            Tel: (713)226-1496
            Fax: (713)223-3717

            If to Holder:

            At the address set forth below Holder's signature on the Securities Purchase Agreement.

            with a copy (not constituting notice) to:

            Solomon Ward Seidenwurm & Smith, LLP
            401 B Street, Suite 1200
            San Diego, CA 92101
            Attn:  Harry J. Proctor, Esq.
            Tel: (619)231-0303
            Fax: (619)231-4755

      10. Attorney's Fees. In the event any litigation, arbitration, mediation, or other proceeding ("Proceeding") is initiated by any party(ies) against any other party(ies) to enforce, interpret or otherwise obtain judicial or quasi-judicial relief in connection with this Agreement, the prevailing party(ies) in such Proceeding shall be entitled to recover from the unsuccessful party(ies) all costs, expenses, actual attorney's and expert witness fees, relating to or arising out of (1) such Proceeding (whether or not such Proceeding proceeds to judgment), and (2) any post-judgment or post-award proceeding including, without limitation, one to enforce any judgment or award resulting from any such Proceeding. Any such judgment or award shall contain a specific provision for the recovery of all such subsequently incurred costs, expenses, actual attorney and expert witness fees.

      11. Applicable Law.

            This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within the State of Delaware.

      12. Amendments.

            No amendment, modification or other change to, or waiver of any provision of, this Warrant may be made unless such amendment, modification or change is set forth in writing and is signed by the Company and the Holder.

      13. Entire Agreement.

            This Warrant, the Securities Purchase Agreement and the Registration Rights Agreement, and the schedules and exhibits hereto and thereto, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Warrant, the Securities Purchase Agreement and the Registration Rights Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

      14. Headings.

      The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                           [Signature Page to Follow]

      IN WITNESS WHEREOF, the Company has duly executed and delivered this Warrant as of the Issue Date.

                                          OMNI ENERGY SERVICES CORP.

                                          By: /s/ G. Darcy Klug
                                              ------------------------------
                                              G. Darcy Klug
                                              Executive Vice President

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS SHALL BE EFFECTIVE WITH RESPECT THERETO, OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                           OMNI ENERGY SERVICES CORP.

Issue Date: May 17, 2005                                         Warrant No. B-2

      THIS CERTIFIES that Edward E. Colson, III Trust Dated january 2, 1995, or any subsequent holder hereof (the "Holder"), has the right to purchase from OMNI ENERGY SERVICES CORP., a Louisiana corporation (the "Company"), up to 70,000 fully paid and nonassessable shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), subject to adjustment as provided herein, at a price per share equal to the Exercise Price (as defined below), at any time beginning on the date hereof (the "the "Issue Date") and ending at 6:00 p.m., eastern time, on the date that is the fifth (5th) anniversary of the Issue Date (the "Expiration Date").

      1. Exercise.

      (a) Right to Exercise. The Holder shall have the right to exercise this Warrant at any time and from time to time during the period beginning on the Issue Date and ending on the Expiration Date as to all or any part of the shares of Common Stock covered hereby (the "Warrant Shares").

      (b) Exercise Price. The "Exercise Price" for each Warrant Share purchased by the Holder upon the exercise of this Warrant shall be equal to $2.50, subject to adjustment for the events specified in Section 4 below; provided, however, until this Warrant, the Securities Purchase Agreement between the Company and Holder dated as of the date hereof (the "Securities Purchase Agreement") and the transactions contemplated herein and therein are approved by the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote, excluding the holders of Series C Convertible Preferred Stock ("Shareholder Approval"), in no event shall the

Exercise Price be less than $1.95, other than as a result of adjustments for the events specified in Section 4(a) below. Payment of the Exercise Price may be made solely in cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price.

      (c) Exercise Notice. In order to exercise this Warrant, the Holder shall send by facsimile transmission, at any time prior to 6:00 p.m., eastern time, on the business day (which means any day other than a Saturday, a Sunday or a day which commercial banks located in New York City are permitted by law to close) on which the Holder wishes to effect such exercise (the "Exercise Date"), to the Company an executed copy of the notice of exercise in the form attached hereto as Exhibit A (the "Exercise Notice"), the original Warrant and the Exercise Price. The Exercise Notice shall also state the name or names (with address) in which the shares of Common Stock that are issuable on such exercise shall be issued. In the case of a dispute as to the calculation of the Exercise Price or the number of Warrant Shares issuable hereunder (including, without limitation, the calculation of any adjustment pursuant to Section 4 below), the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and shall submit the disputed calculations to a certified public accounting firm of national recognition (other than the Company's independent accountants), reasonably acceptable to Holder, within two (2) business days following the date on which the Exercise Notice is delivered to the Company. The Company shall cause such accountant to calculate the Exercise Price and/or the number of Warrant Shares issuable hereunder and to notify the Company and the Holder of the results in writing no later than three (3) business days following the day on which such accountant received the disputed calculations (the "Dispute Procedure"). Such accountant's calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations were most at variance with those of such accountant.

      (d) Limitations on Exercise. Notwithstanding anything to the contrary contained herein, until Shareholder Approval is obtained, no holder of this Warrant shall be entitled to exercise this Warrant, if after exercise such holder will, with the shares of Common Stock issued on exercise and any other shares of the Company's Common Stock then held by such holder, hold more than 19.99% of the outstanding Common Stock or voting power of the Company on the date of such exercise.

      (e) Holder of Record. The Holder shall, for all purposes, be deemed to have become the holder of record of the Warrant Shares specified in an Exercise Notice on the Exercise Date specified therein, irrespective of the date of delivery of such Warrant Shares. Except as specifically provided herein, nothing in this Warrant shall be construed as conferring upon the Holder hereof any rights as a stockholder of the Company prior to the Exercise Date.

      (f) Cancellation of Warrant. This Warrant shall be canceled upon its exercise and, if this Warrant is exercised in part, the Company shall, at the time that it delivers Warrant Shares to the Holder pursuant to such exercise as provided herein, issue a new warrant, and deliver to the Holder a certificate representing such new warrant, with terms identical in all respects to this Warrant (except that such new warrant shall be exercisable into the number of shares of Common Stock with respect to which this Warrant shall remain unexercised); provided, however, that the Holder shall be entitled to exercise all or any portion of such new warrant at any time following the time at which this Warrant is exercised, regardless of whether the Company has actually issued such new warrant or delivered to the Holder a certificate therefor.

      2. Delivery of Warrant Shares Upon Exercise. Upon receipt of an Exercise Notice pursuant to Section 1 above, the Company shall, (A) no later than the close of business on the later to occur of (i) the third (3rd) business day following the Exercise Date set forth in such Exercise Notice and (ii) such later date on which the Company shall have received payment of the Exercise Price, and (B) with respect to Warrant Shares that are the subject of a Dispute Procedure, the close of business on the third (3rd) business day following the determination made pursuant to Section 1(b) (each of the dates specified in (A) or (B) being referred to as a "Delivery Date"), issue and deliver or caused to be delivered to the Holder the number of Warrant Shares as shall be determined as provided herein. The Company shall effect delivery of Warrant Shares to the Holder by, as long as the Transfer Agent participates in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program ("FAST"), crediting the account of the Holder or its nominee at DTC (as specified in the applicable Exercise Notice) with the number of Warrant Shares required to be delivered, no later than the close of business on such Delivery Date. In the event that the Transfer Agent is not a participant in FAST, or if the Warrant Shares are not otherwise eligible for delivery through FAST, or if the Holder so specifies in an Exercise Notice or otherwise in writing on or before the Exercise Date, the Company shall effect delivery of Warrant Shares by delivering to the Holder or its nominee physical certificates representing such Warrant Shares, no later than the close of business on such Delivery Date.

      3. Failure to Deliver Warrant Shares.

      (a) In the event that the Company fails for any reason to deliver to the Holder the number of Warrant Shares specified in the applicable Exercise Notice on or before the Delivery Date therefor (an "Exercise Default"), and such default continues for seven (7) business days following delivery of a written notice of such default by the Holder to the Company, the Company shall pay to the Holder payments ("Exercise Default Payments") in the amount of (i) (N/365) multiplied by (ii) the aggregate Exercise Price of the Warrant Shares which are the subject of such Exercise Default multiplied by (iii) the lower of ten percent (10%) and the maximum rate permitted by applicable law (the "Default Interest Rate"), where "N" equals the number of days elapsed between the original Delivery Date of such Warrant Shares and the date on which all of such Warrant Shares are issued and delivered to the Holder. Cash amounts payable hereunder shall be paid on or before the fifth (5th) business day of the calendar month following the calendar month in which such amount has accrued.

      (b) In the event that the Holder has not received certificates representing the Warrant Shares by the seventh (7th) business day following an Exercise Default, the Holder may notify the Company in writing of its election to revoke the Exercise Notice that is the subject of such default, in which case, effective as of the date of such revocation notice, such Exercise Notice shall be deemed rescinded and of no further force or effect.

      (c) Nothing herein shall limit the Holder's right to pursue actual damages for the Company's failure to issue and deliver Warrant Shares on the applicable Delivery Date (including, without limitation, damages relating to any purchase of Common Stock by the Holder to make delivery on a sale effected in anticipation of receiving Warrant Shares upon exercise, such damages to be in an amount equal to (A) the aggregate amount paid by the Holder for the Common Stock so purchased minus (B) the aggregate amount of net proceeds, if any, received by the Holder from the sale of the Warrant Shares issued by the Company pursuant to such exercise), and the Holder shall have the right to pursue all remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief); provided, however, that, in the event, following an Exercise Default, the Company delivers to the Holder the Warrant Shares that are required to be issued by the Company pursuant to such exercise, the Holder shall use commercially reasonable efforts to sell such shares promptly following such delivery.

      4. Anti-Dilution Adjustments; Distributions; Other Events. The Exercise Price and the number of Warrant Shares issuable hereunder shall be subject to adjustment from time to time as provided in this Section 4. In the event that any adjustment of the Exercise Price or the number of Warrant Shares as required herein results in a fraction of a cent or fraction of a share, as applicable, such Exercise Price or number of Warrant Shares shall be rounded up or down to the nearest cent or share, as applicable.

      (a) Subdivision or Combination of Common Stock. If the Company, at any time after the Issue Date, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. Any adjustment made pursuant to the foregoing sentence that results in a decrease in the Exercise Price shall also effect a proportional increase in the number of Warrant Shares into which this Warrant is exercisable. If the Company, at any time after the initial issuance of this Warrant, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionally increased. Any adjustment made pursuant to the foregoing sentence that results in an increase in the Exercise Price shall also effect a proportional decrease in the number of Warrant Shares into which this Warrant is exercisable.

      (b) Distributions. If the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend or otherwise (including any dividend or distribution to the Company's stockholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), the Company shall deliver written notice of such Distribution (a "Distribution Notice") to the Holder at least five (5) business days prior to the earlier to occur of (i) the record date for determining stockholders entitled to such Distribution (the "Record Date") and (ii) the date on which such Distribution is made (the "Distribution Date"). The Holder shall be entitled to receive the same amount and type of assets being distributed in such Distribution as though the Holder were a holder on the Record Date therefor of a number of shares of Common Stock into which this Warrant is exercisable as of such Record Date (such number of shares to be determined at the Exercise Price then in effect and without giving effect to any limitations on such exercise contained in this Warrant or the Subscription Agreement).

      (c) Dilutive Issuances.

            (i) Adjustment Upon Dilutive Issuance. If, at any time after the Issue Date, the Company issues or sells, or in accordance with subparagraph (ii) of this Section 4(c), is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the Exercise Price on the date of such issuance or sale (or deemed issuance or sale) (a "Dilutive Issuance"), then effective immediately upon the Dilutive Issuance, the Exercise Price shall be adjusted so as to equal an amount determined by multiplying such Exercise Price by the following fraction:

                  N0 + N1
                  -------
                  N0 + N2

      where:

                  N0 = the number of shares of Common Stock outstanding
                       immediately prior to the issuance, sale or deemed issuance or sale of such additional shares of Common Stock in such Dilutive Issuance without taking into account any shares of Common Stock issuable upon conversion, exchange or exercise of any securities or other instruments which are convertible into or exercisable or exchangeable for Common Stock ("Convertible Securities") or options, warrants or other rights to purchase or subscribe for Common Stock or Convertible Securities ("Purchase Rights");

                  N1 = the number of shares of Common Stock which the aggregate consideration, if any, received or receivable by the Company for the total number of such additional shares of Common Stock so issued, sold or deemed issued or sold in such Dilutive Issuance (which, in the case of a deemed issuance or sale, shall be calculated in accordance with subparagraph (ii) below) would purchase at the Exercise Price in effect immediately prior to such Dilutive Issuance; and

                  N2 = the number of such additional shares of Common Stock so issued, sold or deemed issued or sold in such Dilutive Issuance.

      Notwithstanding the foregoing, no adjustment shall be made pursuant hereto if such adjustment would result in an increase in the Exercise Price.

            (ii) Effect On Exercise Price Of Certain Events. For purposes of determining the adjusted Exercise Price under subparagraph (i) of this Section 4(c), the following will be applicable:

                  (A) Issuance Of Purchase Rights. If the Company issues or sells any Purchase Rights, whether or not immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Purchase Rights (and the price of any conversion of Convertible Securities, if applicable) is less than the Exercise Price in effect on the date of issuance or sale of such Purchase Rights, then the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable) shall, as of the date of the issuance or sale of such Purchase Rights, be deemed to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon the exercise of such Purchase Rights" shall be determined by dividing (x) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Purchase Rights, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Purchase Rights, plus, in the case of Convertible Securities issuable upon the exercise of such Purchase Rights, the minimum aggregate amount of additional consideration payable upon the conversion, exercise or exchange of all such Convertible Securities (determined in accordance with the calculation method set forth in subparagraph (ii)(D) below), by (y) the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable). Except as provided in Section 4(c)(ii)(C) hereof, no further adjustment to the Exercise Price shall be made upon the actual issuance of such Common Stock upon the exercise of such Purchase Rights or upon the conversion, exercise or exchange of Convertible Securities issuable upon exercise of such Purchase Rights.

                  (B) Issuance Of Convertible Securities. If the Company issues or sells any Convertible Securities, whether or not immediately convertible, exercisable or exchangeable, and the price per share for which Common Stock is issuable upon such conversion, exercise or exchange is less than the Exercise Price in effect on the date of issuance or sale of such Convertible Securities, then the maximum total number of shares of Common Stock issuable upon the conversion, exercise or exchange of all such Convertible Securities shall, as of the date of the issuance or sale of such Convertible Securities, be deemed to have been issued and sold by the Company for such price per share. For the purposes of the immediately preceding sentence, the "price per share for which Common Stock is issuable upon such conversion, exercise or exchange" shall be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion, exercise or exchange of all such Convertible Securities (determined in accordance with the calculation method set forth in subparagraph (ii)(D)), by (B) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. Except as provided in Section 4(c)(ii)(C) hereof, no further adjustment to the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities.

                  (C) Change In Option Price Or Conversion Rate. If there is a change at any time in (x) the purchase price or amount of additional consideration payable to the Company upon the exercise of any Purchase Rights; (y) the amount of additional consideration, if any, payable to the Company upon the conversion, exercise or exchange of any Convertible Securities the adjustment for which is not otherwise covered under Section 4(c)(ii)(B) above; or (z) the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for Common Stock, then in any such case, the Exercise Price in effect at the time of such change shall be readjusted to the Exercise Price which would have been in effect at such time had such Purchase Rights or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion, exercise or exchange rate, as the case may be, at the time initially issued or sold.

                  (D) Calculation Of Consideration Received. If any Common Stock, Purchase Rights or Convertible Securities are issued or sold for cash, the consideration received therefor will be the amount received by the Company therefor, after deduction of all underwriting discounts or allowances in connection with such issuance, grant or sale. In case any Common Stock, Purchase Rights or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, including in the case of a strategic or similar arrangement in which the other entity will provide services to the Company, purchase services from the Company or otherwise provide intangible consideration to the Company, the amount of the consideration other than cash received by the Company (including the net present value of the consideration expected by the Company for the provided or purchased services) shall be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the average of the last sale prices thereof on the principal market for such securities during the period of ten Trading Days immediately preceding the date of receipt. In case any Common Stock, Purchase Rights or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Purchase Rights or Convertible Securities, as the case may be. The independent members of the Company's Board of Directors shall calculate reasonably and in good faith, using standard commercial valuation methods appropriate for valuing such assets, the fair market value of any consideration other than cash or securities; provided, however, that if the Holder does not agree to such fair market value calculation within three business days after receipt thereof from the Company, then such fair market value shall be determined in good faith by an investment banker or other appropriate expert of national reputation selected by the Holder and reasonably acceptable to the Company, with the costs of such appraisal to be borne by the Company.

                  (iii) Exceptions To Adjustment Of Exercise Price. Notwithstanding the foregoing, no adjustment to the Exercise Price shall be made pursuant to this Section 4(c) upon the issuance of any Excluded Securities. For purposes hereof, "Excluded Securities" means (1) securities purchased under the Securities Purchase Agreement; (2) securities issued upon conversion or exercise of the Series C 9% Convertible Preferred Stock or the Warrants (as defined in the Securities Purchase Agreement); (3) shares of Common Stock issuable or issued to employees, consultants or directors from time to time upon the exercise of options, in such case granted or to be granted in the discretion of the Board of Directors pursuant to one or more stock option plans or restricted stock plans in effect as of the Issue Date; (4) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization of the Company; (5) securities issued upon conversion of outstanding shares of Series B 8% Convertible Preferred Stock, provided that the terms of such preferred stock have not been amended since the date hereof; (6) securities issued upon conversion or exercise of Debentures or Warrants issued under the Securities Purchase Agreement, dated as of February 12, 2004, between the Company and the Investors named therein and the Securities Purchase Agreement, dated as of April 15, 2004, between the Company and the

      Investors named therein, each as amended, modified and supplemented; (7) 361,800 shares (200,000 shares to James C. Eckert and 161,800 shares to G. Darcy Klug) and 100,000 options (40,000 options to James C. Eckert and 60,000 options to G. Darcy Klug); and (8) 2,924,424 shares issuable upon exercise of currently outstanding warrants and "investor options" listed on Schedule 1 hereto.

            (iv) Notice Of Adjustments. Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 4(c) resulting in a change in the Exercise Price by more than one percent (1%), or any change in the number or type of stock, securities and/or other property issuable upon exercise of this Warrant, the Company, at its expense, shall promptly compute such adjustment or readjustment or change and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment or change and showing in detail the facts upon which such adjustment or readjustment or change is based. The Company shall, upon the written request at any time of the Holder, furnish to the Holder a like certificate setting forth (i) such adjustment or readjustment or change, (ii) the Exercise Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon exercise of this Warrant.

      (d) Major Transactions. In the event of a merger, consolidation, business combination, tender offer, exchange of shares, recapitalization, reorganization, redemption or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the Company or another entity or the Company shall sell all or substantially all of its assets (each of the foregoing being a "Major Transaction"), the Company will give the Holder at least twenty (20) days written notice prior to the closing of such Major Transaction in a manner that does not constitute disclosure of material non-public information (unless otherwise previously consented to in writing by the Holder), and: (i) the Holder shall be permitted to exercise this Warrant in whole or in part at any time prior to the record date for the receipt of such consideration and shall be entitled to receive, for each share of Common Stock issuable to Holder for such exercise, the same per share consideration payable to the other holders of Common Stock in connection with such Major Transaction, and (ii) if and to the extent that the Holder retains any portion of this Warrant following such record date, the Company will cause the surviving or, in the event of a sale of assets, purchasing entity, as a condition precedent to such Major Transaction, to assume the obligations of the Company under this Warrant, with such adjustments to the Exercise Price and the securities covered hereby as may be necessary in order to preserve the economic benefits of this Warrant to the Holder.

      (e) Adjustments; Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this Section 4, the Holder of this Warrant shall, upon exercise of this Warrant, become entitled to receive securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 4.

      5. Fractional Interests.

            No fractional shares or scrip representing fractional shares shall be issuable upon the exercise of this Warrant, but on exercise of this Warrant, the Holder hereof may purchase only a whole number of shares of Common Stock. If, on exercise of this Warrant, the Holder hereof would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, the Company shall, in lieu of issuing any such fractional share, pay to the Holder an amount in cash equal to the product resulting from multiplying such fraction by the market price as of the Exercise Date.

      6. Transfer of this Warrant.

            The Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part, as long as such sale or other disposition is made pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act. Upon such transfer or other disposition, the Holder shall deliver this Warrant to the Company together with a written notice to the Company, substantially in the form of the Transfer Notice attached hereto as Exhibit B (the "Transfer Notice"), indicating the person or persons to whom this Warrant shall be transferred and, if less than all of this Warrant is transferred, the number of Warrant Shares to be covered by the part of this Warrant to be transferred to each such person. Within three
(3) business days of receiving a Transfer Notice and the original of this Warrant, the Company shall deliver to the each transferee designated by the Holder a Warrant or Warrants of like tenor and terms for the appropriate number of Warrant Shares and, if less than all this Warrant is transferred, shall deliver to the Holder a Warrant for the remaining number of Warrant Shares.

      7. Benefits of this Warrant.

            This Warrant shall be for the sole and exclusive benefit of the Holder of this Warrant and nothing in this Warrant shall be construed to confer upon any person other than the Holder of this Warrant any legal or equitable right, remedy or claim hereunder.

      8. Loss, theft, destruction or mutilation of Warrant.

            Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity reasonably satisfactory to the Company, and upon surrender of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

      9. Notice or Demands.

            Any notice, demand or request required or permitted to be given by the Company or the Holder pursuant to the terms of this Warrant shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a business day, in which case such delivery will be deemed to be made on the next succeeding business day, (ii) on the next business day after timely delivery to an overnight courier and (iii) on the business day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

            If to the Company:

            OMNI Energy Services Corp.
            4500 NE Evangeline Thruway
            Carencro, LA 70520
            Attn: James C. Eckert
            Tel: (337)896-6664
            Fax: (337)896-6655

            with a copy (not constituting notice) to:

            Locke Liddell & Sapp LLP
            600 Travis, Suite 3200
            Houston, TX 77002
            Attention: David F. Taylor, Esq.
            Tel: (713)226-1496
            Fax: (713)223-3717

            If to Holder:

            At the address set forth below Holder's signature on the Securities Purchase Agreement.

            with a copy (not constituting notice) to:

            Solomon Ward Seidenwurm & Smith, LLP
            401 B Street, Suite 1200
            San Diego, CA 92101
            Attn: Harry J. Proctor, Esq.
            Tel: (619)231-0303
            Fax: (619)231-4755

      10. Attorney's Fees. In the event any litigation, arbitration, mediation, or other proceeding ("Proceeding") is initiated by any party(ies) against any other party(ies) to enforce, interpret or otherwise obtain judicial or quasi-judicial relief in connection with this Agreement, the prevailing party(ies) in such Proceeding shall be entitled to recover from the unsuccessful party(ies) all costs, expenses, actual attorney's and expert witness fees, relating to or arising out of (1) such Proceeding (whether or not such Proceeding proceeds to judgment), and (2) any post-judgment or post-award proceeding including, without limitation, one to enforce any judgment or award resulting from any such Proceeding. Any such judgment or award shall contain a specific provision for the recovery of all such subsequently incurred costs, expenses, actual attorney and expert witness fees.

      11. Applicable Law.

            This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within the State of Delaware.

      12. Amendments.

            No amendment, modification or other change to, or waiver of any provision of, this Warrant may be made unless such amendment, modification or change is set forth in writing and is signed by the Company and the Holder.

      13. Entire Agreement.

      This Warrant, the Securities Purchase Agreement and the Registration Rights Agreement, and the schedules and exhibits hereto and thereto, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Warrant, the Securities Purchase Agreement and the Registration Rights Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

      14. Headings.

      The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                           [Signature Page to Follow]

      IN WITNESS WHEREOF, the Company has duly executed and delivered this Warrant as of the Issue Date.

                                        OMNI ENERGY SERVICES CORP.

                                        By: /s/ G. Darcy Klug
                                            --------------------------------
                                            G. Darcy Klug
                                            Executive Vice President

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS SHALL BE EFFECTIVE WITH RESPECT THERETO, OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                           OMNI ENERGY SERVICES CORP.

Issue Date: May 17, 2005                                         Warrant No. B-3

      THIS CERTIFIES that JIMIT MEHTA, or any subsequent holder hereof (the "Holder"), has the right to purchase from OMNI ENERGY SERVICES CORP., a Louisiana corporation (the "Company"), up to 52,500 fully paid and nonassessable shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), subject to adjustment as provided herein, at a price per share equal to the Exercise Price (as defined below), at any time beginning on the date hereof (the "the "Issue Date") and ending at 6:00 p.m., eastern time, on the date that is the fifth (5th) anniversary of the Issue Date (the "Expiration Date").

      1. Exercise.

      (a) Right to Exercise. The Holder shall have the right to exercise this Warrant at any time and from time to time during the period beginning on the Issue Date and ending on the Expiration Date as to all or any part of the shares of Common Stock covered hereby (the "Warrant Shares").

      (b) Exercise Price. The "Exercise Price" for each Warrant Share purchased by the Holder upon the exercise of this Warrant shall be equal to $2.50, subject to adjustment for the events specified in Section 4 below; provided, however, until this Warrant, the Securities Purchase Agreement between the Company and Holder dated as of the date hereof (the "Securities Purchase Agreement") and the transactions contemplated herein and therein are approved by the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote, excluding the holders of Series C Convertible Preferred Stock ("Shareholder Approval"), in no event shall the

Exercise Price be less than $1.95, other than as a result of adjustments for the events specified in Section 4(a) below. Payment of the Exercise Price may be made solely in cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price.

      (c) Exercise Notice. In order to exercise this Warrant, the Holder shall send by facsimile transmission, at any time prior to 6:00 p.m., eastern time, on the business day (which means any day other than a Saturday, a Sunday or a day which commercial banks located in New York City are permitted by law to close) on which the Holder wishes to effect such exercise (the "Exercise Date"), to the Company an executed copy of the notice of exercise in the form attached hereto as Exhibit A (the "Exercise Notice"), the original Warrant and the Exercise Price. The Exercise Notice shall also state the name or names (with address) in which the shares of Common Stock that are issuable on such exercise shall be issued. In the case of a dispute as to the calculation of the Exercise Price or the number of Warrant Shares issuable hereunder (including, without limitation, the calculation of any adjustment pursuant to Section 4 below), the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and shall submit the disputed calculations to a certified public accounting firm of national recognition (other than the Company's independent accountants), reasonably acceptable to Holder, within two (2) business days following the date on which the Exercise Notice is delivered to the Company. The Company shall cause such accountant to calculate the Exercise Price and/or the number of Warrant Shares issuable hereunder and to notify the Company and the Holder of the results in writing no later than three (3) business days following the day on which such accountant received the disputed calculations (the "Dispute Procedure"). Such accountant's calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations were most at variance with those of such accountant.

      (d) Limitations on Exercise. Notwithstanding anything to the contrary contained herein, until Shareholder Approval is obtained, no holder of this Warrant shall be entitled to exercise this Warrant, if after exercise such holder will, with the shares of Common Stock issued on exercise and any other shares of the Company's Common Stock then held by such holder, hold more than 19.99% of the outstanding Common Stock or voting power of the Company on the date of such exercise.

      (e) Holder of Record. The Holder shall, for all purposes, be deemed to have become the holder of record of the Warrant Shares specified in an Exercise Notice on the Exercise Date specified therein, irrespective of the date of delivery of such Warrant Shares. Except as specifically provided herein, nothing in this Warrant shall be construed as conferring upon the Holder hereof any rights as a stockholder of the Company prior to the Exercise Date.

      (f) Cancellation of Warrant. This Warrant shall be canceled upon its exercise and, if this Warrant is exercised in part, the Company shall, at the time that it delivers Warrant Shares to the Holder pursuant to such exercise as provided herein, issue a new warrant, and deliver to the Holder a certificate representing such new warrant, with terms identical in all respects to this Warrant (except that such new warrant shall be exercisable into the number of shares of Common Stock with respect to which this Warrant shall remain unexercised); provided, however, that the Holder shall be entitled to exercise all or any portion of such new warrant at any time following the time at which this Warrant is exercised, regardless of whether the Company has actually issued such new warrant or delivered to the Holder a certificate therefor.

      2. Delivery of Warrant Shares Upon Exercise. Upon receipt of an Exercise Notice pursuant to Section 1 above, the Company shall, (A) no later than the close of business on the later to occur of (i) the third (3rd) business day following the Exercise Date set forth in such Exercise Notice and (ii) such later date on which the Company shall have received payment of the Exercise Price, and (B) with respect to Warrant Shares that are the subject of a Dispute Procedure, the close of business on the third (3rd) business day following the determination made pursuant to Section 1(b) (each of the dates specified in (A) or (B) being referred to as a "Delivery Date"), issue and deliver or caused to be delivered to the Holder the number of Warrant Shares as shall be determined as provided herein. The Company shall effect delivery of Warrant Shares to the Holder by, as long as the Transfer Agent participates in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program ("FAST"), crediting the account of the Holder or its nominee at DTC (as specified in the applicable Exercise Notice) with the number of Warrant Shares required to be delivered, no later than the close of business on such Delivery Date. In the event that the Transfer Agent is not a participant in FAST, or if the Warrant Shares are not otherwise eligible for delivery through FAST, or if the Holder so specifies in an Exercise Notice or otherwise in writing on or before the Exercise Date, the Company shall effect delivery of Warrant Shares by delivering to the Holder or its nominee physical certificates representing such Warrant Shares, no later than the close of business on such Delivery Date.

      3. Failure to Deliver Warrant Shares.

      (a) In the event that the Company fails for any reason to deliver to the Holder the number of Warrant Shares specified in the applicable Exercise Notice on or before the Delivery Date therefor (an "Exercise Default"), and such default continues for seven (7) business days following delivery of a written notice of such default by the Holder to the Company, the Company shall pay to the Holder payments ("Exercise Default Payments") in the amount of (i) (N/365) multiplied by (ii) the aggregate Exercise Price of the Warrant Shares which are the subject of such Exercise Default multiplied by (iii) the lower of ten percent (10%) and the maximum rate permitted by applicable law (the "Default Interest Rate"), where "N" equals the number of days elapsed between the original Delivery Date of such Warrant Shares and the date on which all of such Warrant Shares are issued and delivered to the Holder. Cash amounts payable hereunder shall be paid on or before the fifth (5th) business day of the calendar month following the calendar month in which such amount has accrued.

      (b) In the event that the Holder has not received certificates representing the Warrant Shares by the seventh (7th) business day following an Exercise Default, the Holder may notify the Company in writing of its election to revoke the Exercise Notice that is the subject of such default, in which case, effective as of the date of such revocation notice, such Exercise Notice shall be deemed rescinded and of no further force or effect.

      (c) Nothing herein shall limit the Holder's right to pursue actual damages for the Company's failure to issue and deliver Warrant Shares on the applicable Delivery Date (including, without limitation, damages relating to any purchase of Common Stock by the Holder to make delivery on a sale effected in anticipation of receiving Warrant Shares upon exercise, such damages to be in an amount equal to (A) the aggregate amount paid by the Holder for the Common Stock so purchased minus (B) the aggregate amount of net proceeds, if any, received by the Holder from the sale of the Warrant Shares issued by the Company pursuant to such exercise), and the Holder shall have the right to pursue all remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief); provided, however, that, in the event, following an Exercise Default, the Company delivers to the Holder the Warrant Shares that are required to be issued by the Company pursuant to such exercise, the Holder shall use commercially reasonable efforts to sell such shares promptly following such delivery.

      4. Anti-Dilution Adjustments; Distributions; Other Events. The Exercise Price and the number of Warrant Shares issuable hereunder shall be subject to adjustment from time to time as provided in this Section 4. In the event that any adjustment of the Exercise Price or the number of Warrant Shares as required herein results in a fraction of a cent or fraction of a share, as applicable, such Exercise Price or number of Warrant Shares shall be rounded up or down to the nearest cent or share, as applicable.

      (a) Subdivision or Combination of Common Stock. If the Company, at any time after the Issue Date, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. Any adjustment made pursuant to the foregoing sentence that results in a decrease in the Exercise Price shall also effect a proportional increase in the number of Warrant Shares into which this Warrant is exercisable. If the Company, at any time after the initial issuance of this Warrant, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionally increased. Any adjustment made pursuant to the foregoing sentence that results in an increase in the Exercise Price shall also effect a proportional decrease in the number of Warrant Shares into which this Warrant is exercisable.

      (b) Distributions. If the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend or otherwise (including any dividend or distribution to the Company's stockholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), the Company shall deliver written notice of such Distribution (a "Distribution Notice") to the Holder at least five (5) business days prior to the earlier to occur of (i) the record date for determining stockholders entitled to such Distribution (the "Record Date") and (ii) the date on which such Distribution is made (the "Distribution Date"). The Holder shall be entitled to receive the same amount and type of assets being distributed in such Distribution as though the Holder were a holder on the Record Date therefor of a number of shares of Common Stock into which this Warrant is exercisable as of such Record Date (such number of shares to be determined at the Exercise Price then in effect and without giving effect to any limitations on such exercise contained in this Warrant or the Subscription Agreement).

      (c) Dilutive Issuances.

            (i) Adjustment Upon Dilutive Issuance. If, at any time after the Issue Date, the Company issues or sells, or in accordance with subparagraph (ii) of this Section 4(c), is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the Exercise Price on the date of such issuance or sale (or deemed issuance or sale) (a "Dilutive Issuance"), then effective immediately upon the Dilutive Issuance, the Exercise Price shall be adjusted so as to equal an amount determined by multiplying such Exercise Price by the following fraction:

                  N0 + N1
                  -------
                  N0 + N2

      where:

                  N0 = the number of shares of Common Stock outstanding
                       immediately prior to the issuance, sale or deemed issuance or sale of such additional shares of Common Stock in such Dilutive Issuance without taking into account any shares of Common Stock issuable upon conversion, exchange or exercise of any securities or other instruments which are convertible into or exercisable or exchangeable for Common Stock ("Convertible Securities") or options, warrants or other rights to purchase or subscribe for Common Stock or Convertible Securities ("Purchase Rights");

                  N1 = the number of shares of Common Stock which the aggregate consideration, if any, received or receivable by the Company for the total number of such additional shares of Common Stock so issued, sold or deemed issued or sold in such Dilutive Issuance (which, in the case of a deemed issuance or sale, shall be calculated in accordance with subparagraph (ii) below) would purchase at the Exercise Price in effect immediately prior to such Dilutive Issuance; and

                  N2 = the number of such additional shares of Common Stock so issued, sold or deemed issued or sold in such Dilutive Issuance.

      Notwithstanding the foregoing, no adjustment shall be made pursuant hereto if such adjustment would result in an increase in the Exercise Price.

            (ii) Effect On Exercise Price Of Certain Events. For purposes of determining the adjusted Exercise Price under subparagraph (i) of this Section 4(c), the following will be applicable:

                  (A) Issuance Of Purchase Rights. If the Company issues or sells any Purchase Rights, whether or not immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Purchase Rights (and the price of any conversion of Convertible Securities, if applicable) is less than the Exercise Price in effect on the date of issuance or sale of such Purchase Rights, then the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable) shall, as of the date of the issuance or sale of such Purchase Rights, be deemed to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon the exercise of such Purchase Rights" shall be determined by dividing (x) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Purchase Rights, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Purchase Rights, plus, in the case of Convertible Securities issuable upon the exercise of such Purchase Rights, the minimum aggregate amount of additional consideration payable upon the conversion, exercise or exchange of all such Convertible Securities (determined in accordance with the calculation method set forth in subparagraph (ii)(D) below), by (y) the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable). Except as provided in Section 4(c)(ii)(C) hereof, no further adjustment to the Exercise Price shall be made upon the actual issuance of such Common Stock upon the exercise of such Purchase Rights or upon the conversion, exercise or exchange of Convertible Securities issuable upon exercise of such Purchase Rights.

                  (B) Issuance Of Convertible Securities. If the Company issues or sells any Convertible Securities, whether or not immediately convertible, exercisable or exchangeable, and the price per share for which Common Stock is issuable upon such conversion, exercise or exchange is less than the Exercise Price in effect on the date of issuance or sale of such Convertible Securities, then the maximum total number of shares of Common Stock issuable upon the conversion, exercise or exchange of all such Convertible Securities shall, as of the date of the issuance or sale of such Convertible Securities, be deemed to have been issued and sold by the Company for such price per share. For the purposes of the immediately preceding sentence, the "price per share for which Common Stock is issuable upon such conversion, exercise or exchange" shall be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion, exercise or exchange of all such Convertible Securities (determined in accordance with the calculation method set forth in subparagraph (ii)(D)), by (B) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. Except as provided in Section 4(c)(ii)(C) hereof, no further adjustment to the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities.

                  (C) Change In Option Price Or Conversion Rate. If there is a change at any time in (x) the purchase price or amount of additional consideration payable to the Company upon the exercise of any Purchase Rights; (y) the amount of additional consideration, if any, payable to the Company upon the conversion, exercise or exchange of any Convertible Securities the adjustment for which is not otherwise covered under Section 4(c)(ii)(B) above; or (z) the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for Common Stock, then in any such case, the Exercise Price in effect at the time of such change shall be readjusted to the Exercise Price which would have been in effect at such time had such Purchase Rights or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion, exercise or exchange rate, as the case may be, at the time initially issued or sold.

                  (D) Calculation Of Consideration Received. If any Common Stock, Purchase Rights or Convertible Securities are issued or sold for cash, the consideration received therefor will be the amount received by the Company therefor, after deduction of all underwriting discounts or allowances in connection with such issuance, grant or sale. In case any Common Stock, Purchase Rights or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, including in the case of a strategic or similar arrangement in which the other entity will provide services to the Company, purchase services from the Company or otherwise provide intangible consideration to the Company, the amount of the consideration other than cash received by the Company (including the net present value of the consideration expected by the Company for the provided or purchased services) shall be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the average of the last sale prices thereof on the principal market for such securities during the period of ten Trading Days immediately preceding the date of receipt. In case any Common Stock, Purchase Rights or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Purchase Rights or Convertible Securities, as the case may be. The independent members of the Company's Board of Directors shall calculate reasonably and in good faith, using standard commercial valuation methods appropriate for valuing such assets, the fair market value of any consideration other than cash or securities; provided, however, that if the Holder does not agree to such fair market value calculation within three business days after receipt thereof from the Company, then such fair market value shall be determined in good faith by an investment banker or other appropriate expert of national reputation selected by the Holder and reasonably acceptable to the Company, with the costs of such appraisal to be borne by the Company.

                  (iii) Exceptions To Adjustment Of Exercise Price. Notwithstanding the foregoing, no adjustment to the Exercise Price shall be made pursuant to this Section 4(c) upon the issuance of any Excluded Securities. For purposes hereof, "Excluded Securities" means (1) securities purchased under the Securities Purchase Agreement; (2) securities issued upon conversion or exercise of the Series C 9% Convertible Preferred Stock or the Warrants (as defined in the Securities Purchase Agreement); (3) shares of Common Stock issuable or issued to employees, consultants or directors from time to time upon the exercise of options, in such case granted or to be granted in the discretion of the Board of Directors pursuant to one or more stock option plans or restricted stock plans in effect as of the Issue Date; (4) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization of the Company; (5) securities issued upon conversion of outstanding shares of Series B 8% Convertible Preferred Stock, provided that the terms of such preferred stock have not been amended since the date hereof; (6) securities issued upon conversion or exercise of Debentures or Warrants issued under the Securities Purchase Agreement, dated as of February 12, 2004, between the Company and the Investors named therein and the Securities Purchase Agreement, dated as of April 15, 2004, between the Company and the

      Investors named therein, each as amended, modified and supplemented; (7) 361,800 shares (200,000 shares to James C. Eckert and 161,800 shares to G. Darcy Klug) and 100,000 options (40,000 options to James C. Eckert and 60,000 options to G. Darcy Klug); and (8) 2,924,424 shares issuable upon exercise of currently outstanding warrants and "investor options" listed on Schedule 1 hereto.

            (iv) Notice Of Adjustments. Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 4(c) resulting in a change in the Exercise Price by more than one percent (1%), or any change in the number or type of stock, securities and/or other property issuable upon exercise of this Warrant, the Company, at its expense, shall promptly compute such adjustment or readjustment or change and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment or change and showing in detail the facts upon which such adjustment or readjustment or change is based. The Company shall, upon the written request at any time of the Holder, furnish to the Holder a like certificate setting forth (i) such adjustment or readjustment or change, (ii) the Exercise Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon exercise of this Warrant.

      (d) Major Transactions. In the event of a merger, consolidation, business combination, tender offer, exchange of shares, recapitalization, reorganization, redemption or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the Company or another entity or the Company shall sell all or substantially all of its assets (each of the foregoing being a "Major Transaction"), the Company will give the Holder at least twenty (20) days written notice prior to the closing of such Major Transaction in a manner that does not constitute disclosure of material non-public information (unless otherwise previously consented to in writing by the Holder), and: (i) the Holder shall be permitted to exercise this Warrant in whole or in part at any time prior to the record date for the receipt of such consideration and shall be entitled to receive, for each share of Common Stock issuable to Holder for such exercise, the same per share consideration payable to the other holders of Common Stock in connection with such Major Transaction, and (ii) if and to the extent that the Holder retains any portion of this Warrant following such record date, the Company will cause the surviving or, in the event of a sale of assets, purchasing entity, as a condition precedent to such Major Transaction, to assume the obligations of the Company under this Warrant, with such adjustments to the Exercise Price and the securities covered hereby as may be necessary in order to preserve the economic benefits of this Warrant to the Holder.

      (e) Adjustments; Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this Section 4, the Holder of this Warrant shall, upon exercise of this Warrant, become entitled to receive securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 4.

      5. Fractional Interests.

            No fractional shares or scrip representing fractional shares shall be issuable upon the exercise of this Warrant, but on exercise of this Warrant, the Holder hereof may purchase only a whole number of shares of Common Stock. If, on exercise of this Warrant, the Holder hereof would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, the Company shall, in lieu of issuing any such fractional share, pay to the Holder an amount in cash equal to the product resulting from multiplying such fraction by the market price as of the Exercise Date.

      6. Transfer of this Warrant.

            The Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part, as long as such sale or other disposition is made pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act. Upon such transfer or other disposition, the Holder shall deliver this Warrant to the Company together with a written notice to the Company, substantially in the form of the Transfer Notice attached hereto as Exhibit B (the "Transfer Notice"), indicating the person or persons to whom this Warrant shall be transferred and, if less than all of this Warrant is transferred, the number of Warrant Shares to be covered by the part of this Warrant to be transferred to each such person. Within three
(3) business days of receiving a Transfer Notice and the original of this Warrant, the Company shall deliver to the each transferee designated by the Holder a Warrant or Warrants of like tenor and terms for the appropriate number of Warrant Shares and, if less than all this Warrant is transferred, shall deliver to the Holder a Warrant for the remaining number of Warrant Shares.

      7. Benefits of this Warrant.

            This Warrant shall be for the sole and exclusive benefit of the Holder of this Warrant and nothing in this Warrant shall be construed to confer upon any person other than the Holder of this Warrant any legal or equitable right, remedy or claim hereunder.

      8. Loss, theft, destruction or mutilation of Warrant.

            Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity reasonably satisfactory to the Company, and upon surrender of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

      9. Notice or Demands.

            Any notice, demand or request required or permitted to be given by the Company or the Holder pursuant to the terms of this Warrant shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a business day, in which case such delivery will be deemed to be made on the next succeeding business day, (ii) on the next business day after timely delivery to an overnight courier and (iii) on the business day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

            If to the Company:

            OMNI Energy Services Corp.
            4500 NE Evangeline Thruway
            Carencro, LA 70520
            Attn: James C. Eckert
            Tel: (337)896-6664
            Fax: (337)896-6655

            with a copy (not constituting notice) to:

            Locke Liddell & Sapp LLP
            600 Travis, Suite 3200
            Houston, TX 77002
            Attention: David F. Taylor, Esq.
            Tel: (713)226-1496
            Fax: (713)223-3717

            If to Holder:

            At the address set forth below Holder's signature on the Securities Purchase Agreement.

            with a copy (not constituting notice) to:

            Solomon Ward Seidenwurm & Smith, LLP
            401 B Street, Suite 1200
            San Diego, CA 92101
            Attn: Harry J. Proctor, Esq.
            Tel: (619)231-0303
            Fax: (619)231-4755

      10. Attorney's Fees. In the event any litigation, arbitration, mediation, or other proceeding ("Proceeding") is initiated by any party(ies) against any other party(ies) to enforce, interpret or otherwise obtain judicial or quasi-judicial relief in connection with this Agreement, the prevailing party(ies) in such Proceeding shall be entitled to recover from the unsuccessful party(ies) all costs, expenses, actual attorney's and expert witness fees, relating to or arising out of (1) such Proceeding (whether or not such Proceeding proceeds to judgment), and (2) any post-judgment or post-award proceeding including, without limitation, one to enforce any judgment or award resulting from any such Proceeding. Any such judgment or award shall contain a specific provision for the recovery of all such subsequently incurred costs, expenses, actual attorney and expert witness fees.

      11. Applicable Law.

            This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within the State of Delaware.

      12. Amendments.

            No amendment, modification or other change to, or waiver of any provision of, this Warrant may be made unless such amendment, modification or change is set forth in writing and is signed by the Company and the Holder.

      13. Entire Agreement.

      This Warrant, the Securities Purchase Agreement and the Registration Rights Agreement, and the schedules and exhibits hereto and thereto, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Warrant, the Securities Purchase Agreement and the Registration Rights Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

      14. Headings.

      The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                           [Signature Page to Follow]

      IN WITNESS WHEREOF, the Company has duly executed and delivered this Warrant as of the Issue Date.

                                          OMNI ENERGY SERVICES CORP.

                                          By: /s/ G. Darcy Klug
                                              -------------------------------
                                              G. Darcy Klug
                                              Executive Vice President

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS SHALL BE EFFECTIVE WITH RESPECT THERETO, OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                           OMNI ENERGY SERVICES CORP.

Issue Date: May 17, 2005                                         Warrant No. B-4

      THIS CERTIFIES that JAMES C. ECKERT, or any subsequent holder hereof (the "Holder"), has the right to purchase from OMNI ENERGY SERVICES CORP., a Louisiana corporation (the "Company"), up to 43,750 fully paid and nonassessable shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), subject to adjustment as provided herein, at a price per share equal to the Exercise Price (as defined below), at any time beginning on the date hereof (the "the "Issue Date") and ending at 6:00 p.m., eastern time, on the date that is the fifth (5th) anniversary of the Issue Date (the "Expiration Date").

      1. Exercise.

      (a) Right to Exercise. The Holder shall have the right to exercise this Warrant at any time and from time to time during the period beginning on the Issue Date and ending on the Expiration Date as to all or any part of the shares of Common Stock covered hereby (the "Warrant Shares").

      (b) Exercise Price. The "Exercise Price" for each Warrant Share purchased by the Holder upon the exercise of this Warrant shall be equal to $2.50, subject to adjustment for the events specified in Section 4 below; provided, however, until this Warrant, the Securities Purchase Agreement between the Company and Holder dated as of the date hereof (the "Securities Purchase Agreement") and the transactions contemplated herein and therein are approved by the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote, excluding the holders of Series C Convertible Preferred Stock ("Shareholder Approval"), in no event shall the

Exercise Price be less than $1.95, other than as a result of adjustments for the events specified in Section 4(a) below. Payment of the Exercise Price may be made solely in cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price.

      (c) Exercise Notice. In order to exercise this Warrant, the Holder shall send by facsimile transmission, at any time prior to 6:00 p.m., eastern time, on the business day (which means any day other than a Saturday, a Sunday or a day which commercial banks located in New York City are permitted by law to close) on which the Holder wishes to effect such exercise (the "Exercise Date"), to the Company an executed copy of the notice of exercise in the form attached hereto as Exhibit A (the "Exercise Notice"), the original Warrant and the Exercise Price. The Exercise Notice shall also state the name or names (with address) in which the shares of Common Stock that are issuable on such exercise shall be issued. In the case of a dispute as to the calculation of the Exercise Price or the number of Warrant Shares issuable hereunder (including, without limitation, the calculation of any adjustment pursuant to Section 4 below), the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and shall submit the disputed calculations to a certified public accounting firm of national recognition (other than the Company's independent accountants), reasonably acceptable to Holder, within two (2) business days following the date on which the Exercise Notice is delivered to the Company. The Company shall cause such accountant to calculate the Exercise Price and/or the number of Warrant Shares issuable hereunder and to notify the Company and the Holder of the results in writing no later than three (3) business days following the day on which such accountant received the disputed calculations (the "Dispute Procedure"). Such accountant's calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations were most at variance with those of such accountant.

      (d) Limitations on Exercise. Notwithstanding anything to the contrary contained herein, until Shareholder Approval is obtained, no holder of this Warrant shall be entitled to exercise this Warrant, if after exercise such holder will, with the shares of Common Stock issued on exercise and any other shares of the Company's Common Stock then held by such holder, hold more than 19.99% of the outstanding Common Stock or voting power of the Company on the date of such exercise.

      (e) Holder of Record. The Holder shall, for all purposes, be deemed to have become the holder of record of the Warrant Shares specified in an Exercise Notice on the Exercise Date specified therein, irrespective of the date of delivery of such Warrant Shares. Except as specifically provided herein, nothing in this Warrant shall be construed as conferring upon the Holder hereof any rights as a stockholder of the Company prior to the Exercise Date.

      (f) Cancellation of Warrant. This Warrant shall be canceled upon its exercise and, if this Warrant is exercised in part, the Company shall, at the time that it delivers Warrant Shares to the Holder pursuant to such exercise as provided herein, issue a new warrant, and deliver to the Holder a certificate representing such new warrant, with terms identical in all respects to this Warrant (except that such new warrant shall be exercisable into the number of shares of Common Stock with respect to which this Warrant shall remain unexercised); provided, however, that the Holder shall be entitled to exercise all or any portion of such new warrant at any time following the time at which this Warrant is exercised, regardless of whether the Company has actually issued such new warrant or delivered to the Holder a certificate therefor.

      2. Delivery of Warrant Shares Upon Exercise. Upon receipt of an Exercise Notice pursuant to Section 1 above, the Company shall, (A) no later than the close of business on the later to occur of (i) the third (3rd) business day following the Exercise Date set forth in such Exercise Notice and (ii) such later date on which the Company shall have received payment of the Exercise Price, and (B) with respect to Warrant Shares that are the subject of a Dispute Procedure, the close of business on the third (3rd) business day following the determination made pursuant to Section 1(b) (each of the dates specified in (A) or (B) being referred to as a "Delivery Date"), issue and deliver or caused to be delivered to the Holder the number of Warrant Shares as shall be determined as provided herein. The Company shall effect delivery of Warrant Shares to the Holder by, as long as the Transfer Agent participates in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program ("FAST"), crediting the account of the Holder or its nominee at DTC (as specified in the applicable Exercise Notice) with the number of Warrant Shares required to be delivered, no later than the close of business on such Delivery Date. In the event that the Transfer Agent is not a participant in FAST, or if the Warrant Shares are not otherwise eligible for delivery through FAST, or if the Holder so specifies in an Exercise Notice or otherwise in writing on or before the Exercise Date, the Company shall effect delivery of Warrant Shares by delivering to the Holder or its nominee physical certificates representing such Warrant Shares, no later than the close of business on such Delivery Date.

      3. Failure to Deliver Warrant Shares.

      (a) In the event that the Company fails for any reason to deliver to the Holder the number of Warrant Shares specified in the applicable Exercise Notice on or before the Delivery Date therefor (an "Exercise Default"), and such default continues for seven (7) business days following delivery of a written notice of such default by the Holder to the Company, the Company shall pay to the Holder payments ("Exercise Default Payments") in the amount of (i) (N/365) multiplied by (ii) the aggregate Exercise Price of the Warrant Shares which are the subject of such Exercise Default multiplied by (iii) the lower of ten percent (10%) and the maximum rate permitted by applicable law (the "Default Interest Rate"), where "N" equals the number of days elapsed between the original Delivery Date of such Warrant Shares and the date on which all of such Warrant Shares are issued and delivered to the Holder. Cash amounts payable hereunder shall be paid on or before the fifth (5th) business day of the calendar month following the calendar month in which such amount has accrued.

      (b) In the event that the Holder has not received certificates representing the Warrant Shares by the seventh (7th) business day following an Exercise Default, the Holder may notify the Company in writing of its election to revoke the Exercise Notice that is the subject of such default, in which case, effective as of the date of such revocation notice, such Exercise Notice shall be deemed rescinded and of no further force or effect.

      (c) Nothing herein shall limit the Holder's right to pursue actual damages for the Company's failure to issue and deliver Warrant Shares on the applicable Delivery Date (including, without limitation, damages relating to any purchase of Common Stock by the Holder to make delivery on a sale effected in anticipation of receiving Warrant Shares upon exercise, such damages to be in an amount equal to (A) the aggregate amount paid by the Holder for the Common Stock so purchased minus (B) the aggregate amount of net proceeds, if any, received by the Holder from the sale of the Warrant Shares issued by the Company pursuant to such exercise), and the Holder shall have the right to pursue all remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief); provided, however, that, in the event, following an Exercise Default, the Company delivers to the Holder the Warrant Shares that are required to be issued by the Company pursuant to such exercise, the Holder shall use commercially reasonable efforts to sell such shares promptly following such delivery.

      4. Anti-Dilution Adjustments; Distributions; Other Events. The Exercise Price and the number of Warrant Shares issuable hereunder shall be subject to adjustment from time to time as provided in this Section 4. In the event that any adjustment of the Exercise Price or the number of Warrant Shares as required herein results in a fraction of a cent or fraction of a share, as applicable, such Exercise Price or number of Warrant Shares shall be rounded up or down to the nearest cent or share, as applicable.

      (a) Subdivision or Combination of Common Stock. If the Company, at any time after the Issue Date, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. Any adjustment made pursuant to the foregoing sentence that results in a decrease in the Exercise Price shall also effect a proportional increase in the number of Warrant Shares into which this Warrant is exercisable. If the Company, at any time after the initial issuance of this Warrant, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionally increased. Any adjustment made pursuant to the foregoing sentence that results in an increase in the Exercise Price shall also effect a proportional decrease in the number of Warrant Shares into which this Warrant is exercisable.

      (b) Distributions. If the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend or otherwise (including any dividend or distribution to the Company's stockholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), the Company shall deliver written notice of such Distribution (a "Distribution Notice") to the Holder at least five (5) business days prior to the earlier to occur of (i) the record date for determining stockholders entitled to such Distribution (the "Record Date") and (ii) the date on which such Distribution is made (the "Distribution Date"). The Holder shall be entitled to receive the same amount and type of assets being distributed in such Distribution as though the Holder were a holder on the Record Date therefor of a number of shares of Common Stock into which this Warrant is exercisable as of such Record Date (such number of shares to be determined at the Exercise Price then in effect and without giving effect to any limitations on such exercise contained in this Warrant or the Subscription Agreement).

      (c) Dilutive Issuances.

            (i) Adjustment Upon Dilutive Issuance. If, at any time after the Issue Date, the Company issues or sells, or in accordance with subparagraph (ii) of this Section 4(c), is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the Exercise Price on the date of such issuance or sale (or deemed issuance or sale) (a "Dilutive Issuance"), then effective immediately upon the Dilutive Issuance, the Exercise Price shall be adjusted so as to equal an amount determined by multiplying such Exercise Price by the following fraction:

                  N0 + N1
                  -------
                  N0 + N2

      where:

                  N0 = the number of shares of Common Stock outstanding
                       immediately prior to the issuance, sale or deemed issuance or sale of such additional shares of Common Stock in such Dilutive Issuance without taking into account any shares of Common Stock issuable upon conversion, exchange or exercise of any securities or other instruments which are convertible into or exercisable or exchangeable for Common Stock ("Convertible Securities") or options, warrants or other rights to purchase or subscribe for Common Stock or Convertible Securities ("Purchase Rights");

                  N1 = the number of shares of Common Stock which the aggregate consideration, if any, received or receivable by the Company for the total number of such additional shares of Common Stock so issued, sold or deemed issued or sold in such Dilutive Issuance (which, in the case of a deemed issuance or sale, shall be calculated in accordance with subparagraph (ii) below) would purchase at the Exercise Price in effect immediately prior to such Dilutive Issuance; and

                  N2 = the number of such additional shares of Common Stock so issued, sold or deemed issued or sold in such Dilutive Issuance.

      Notwithstanding the foregoing, no adjustment shall be made pursuant hereto if such adjustment would result in an increase in the Exercise Price.

            (ii) Effect On Exercise Price Of Certain Events. For purposes of determining the adjusted Exercise Price under subparagraph (i) of this Section 4(c), the following will be applicable:

                  (A) Issuance Of Purchase Rights. If the Company issues or sells any Purchase Rights, whether or not immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Purchase Rights (and the price of any conversion of Convertible Securities, if applicable) is less than the Exercise Price in effect on the date of issuance or sale of such Purchase Rights, then the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable) shall, as of the date of the issuance or sale of such Purchase Rights, be deemed to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon the exercise of such Purchase Rights" shall be determined by dividing (x) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Purchase Rights, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Purchase Rights, plus, in the case of Convertible Securities issuable upon the exercise of such Purchase Rights, the minimum aggregate amount of additional consideration payable upon the conversion, exercise or exchange of all such Convertible Securities (determined in accordance with the calculation method set forth in subparagraph (ii)(D) below), by (y) the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable). Except as provided in Section 4(c)(ii)(C) hereof, no further adjustment to the Exercise Price shall be made upon the actual issuance of such Common Stock upon the exercise of such Purchase Rights or upon the conversion, exercise or exchange of Convertible Securities issuable upon exercise of such Purchase Rights.

                  (B) Issuance Of Convertible Securities. If the Company issues or sells any Convertible Securities, whether or not immediately convertible, exercisable or exchangeable, and the price per share for which Common Stock is issuable upon such conversion, exercise or exchange is less than the Exercise Price in effect on the date of issuance or sale of such Convertible Securities, then the maximum total number of shares of Common Stock issuable upon the conversion, exercise or exchange of all such Convertible Securities shall, as of the date of the issuance or sale of such Convertible Securities, be deemed to have been issued and sold by the Company for such price per share. For the purposes of the immediately preceding sentence, the "price per share for which Common Stock is issuable upon such conversion, exercise or exchange" shall be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion, exercise or exchange of all such Convertible Securities (determined in accordance with the calculation method set forth in subparagraph (ii)(D)), by (B) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. Except as provided in Section 4(c)(ii)(C) hereof, no further adjustment to the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities.

                  (C) Change In Option Price Or Conversion Rate. If there is a change at any time in (x) the purchase price or amount of additional consideration payable to the Company upon the exercise of any Purchase Rights; (y) the amount of additional consideration, if any, payable to the Company upon the conversion, exercise or exchange of any Convertible Securities the adjustment for which is not otherwise covered under Section 4(c)(ii)(B) above; or (z) the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for Common Stock, then in any such case, the Exercise Price in effect at the time of such change shall be readjusted to the Exercise Price which would have been in effect at such time had such Purchase Rights or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion, exercise or exchange rate, as the case may be, at the time initially issued or sold.

                  (D) Calculation Of Consideration Received. If any Common Stock, Purchase Rights or Convertible Securities are issued or sold for cash, the consideration received therefor will be the amount received by the Company therefor, after deduction of all underwriting discounts or allowances in connection with such issuance, grant or sale. In case any Common Stock, Purchase Rights or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, including in the case of a strategic or similar arrangement in which the other entity will provide services to the Company, purchase services from the Company or otherwise provide intangible consideration to the Company, the amount of the consideration other than cash received by the Company (including the net present value of the consideration expected by the Company for the provided or purchased services) shall be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the average of the last sale prices thereof on the principal market for such securities during the period of ten Trading Days immediately preceding the date of receipt. In case any Common Stock, Purchase Rights or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Purchase Rights or Convertible Securities, as the case may be. The independent members of the Company's Board of Directors shall calculate reasonably and in good faith, using standard commercial valuation methods appropriate for valuing such assets, the fair market value of any consideration other than cash or securities; provided, however, that if the Holder does not agree to such fair market value calculation within three business days after receipt thereof from the Company, then such fair market value shall be determined in good faith by an investment banker or other appropriate expert of national reputation selected by the Holder and reasonably acceptable to the Company, with the costs of such appraisal to be borne by the Company.

                  (iii) Exceptions To Adjustment Of Exercise Price. Notwithstanding the foregoing, no adjustment to the Exercise Price shall be made pursuant to this Section 4(c) upon the issuance of any Excluded Securities. For purposes hereof, "Excluded Securities" means (1) securities purchased under the Securities Purchase Agreement; (2) securities issued upon conversion or exercise of the Series C 9% Convertible Preferred Stock or the Warrants (as defined in the Securities Purchase Agreement); (3) shares of Common Stock issuable or issued to employees, consultants or directors from time to time upon the exercise of options, in such case granted or to be granted in the discretion of the Board of Directors pursuant to one or more stock option plans or restricted stock plans in effect as of the Issue Date; (4) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization of the Company; (5) securities issued upon conversion of outstanding shares of Series B 8% Convertible Preferred Stock, provided that the terms of such preferred stock have not been amended since the date hereof; (6) securities issued upon conversion or exercise of Debentures or Warrants issued under the Securities Purchase Agreement, dated as of February 12, 2004, between the Company and the Investors named therein and the Securities Purchase Agreement, dated as of April 15, 2004, between the Company and the

      Investors named therein, each as amended, modified and supplemented; (7) 361,800 shares (200,000 shares to James C. Eckert and 161,800 shares to G. Darcy Klug) and 100,000 options (40,000 options to James C. Eckert and 60,000 options to G. Darcy Klug); and (8) 2,924,424 shares issuable upon exercise of currently outstanding warrants and "investor options" listed on Schedule 1 hereto.

            (iv) Notice Of Adjustments. Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 4(c) resulting in a change in the Exercise Price by more than one percent (1%), or any change in the number or type of stock, securities and/or other property issuable upon exercise of this Warrant, the Company, at its expense, shall promptly compute such adjustment or readjustment or change and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment or change and showing in detail the facts upon which such adjustment or readjustment or change is based. The Company shall, upon the written request at any time of the Holder, furnish to the Holder a like certificate setting forth (i) such adjustment or readjustment or change, (ii) the Exercise Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon exercise of this Warrant.

      (d) Major Transactions. In the event of a merger, consolidation, business combination, tender offer, exchange of shares, recapitalization, reorganization, redemption or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the Company or another entity or the Company shall sell all or substantially all of its assets (each of the foregoing being a "Major Transaction"), the Company will give the Holder at least twenty (20) days written notice prior to the closing of such Major Transaction in a manner that does not constitute disclosure of material non-public information (unless otherwise previously consented to in writing by the Holder), and: (i) the Holder shall be permitted to exercise this Warrant in whole or in part at any time prior to the record date for the receipt of such consideration and shall be entitled to receive, for each share of Common Stock issuable to Holder for such exercise, the same per share consideration payable to the other holders of Common Stock in connection with such Major Transaction, and (ii) if and to the extent that the Holder retains any portion of this Warrant following such record date, the Company will cause the surviving or, in the event of a sale of assets, purchasing entity, as a condition precedent to such Major Transaction, to assume the obligations of the Company under this Warrant, with such adjustments to the Exercise Price and the securities covered hereby as may be necessary in order to preserve the economic benefits of this Warrant to the Holder.

      (e) Adjustments; Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this Section 4, the Holder of this Warrant shall, upon exercise of this Warrant, become entitled to receive securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 4.

      5. Fractional Interests.

            No fractional shares or scrip representing fractional shares shall be issuable upon the exercise of this Warrant, but on exercise of this Warrant, the Holder hereof may purchase only a whole number of shares of Common Stock. If, on exercise of this Warrant, the Holder hereof would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, the Company shall, in lieu of issuing any such fractional share, pay to the Holder an amount in cash equal to the product resulting from multiplying such fraction by the market price as of the Exercise Date.

      6. Transfer of this Warrant.

            The Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part, as long as such sale or other disposition is made pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act. Upon such transfer or other disposition, the Holder shall deliver this Warrant to the Company together with a written notice to the Company, substantially in the form of the Transfer Notice attached hereto as Exhibit B (the "Transfer Notice"), indicating the person or persons to whom this Warrant shall be transferred and, if less than all of this Warrant is transferred, the number of Warrant Shares to be covered by the part of this Warrant to be transferred to each such person. Within three
(3) business days of receiving a Transfer Notice and the original of this Warrant, the Company shall deliver to the each transferee designated by the Holder a Warrant or Warrants of like tenor and terms for the appropriate number of Warrant Shares and, if less than all this Warrant is transferred, shall deliver to the Holder a Warrant for the remaining number of Warrant Shares.

      7. Benefits of this Warrant.

            This Warrant shall be for the sole and exclusive benefit of the Holder of this Warrant and nothing in this Warrant shall be construed to confer upon any person other than the Holder of this Warrant any legal or equitable right, remedy or claim hereunder.

      8. Loss, theft, destruction or mutilation of Warrant.

            Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity reasonably satisfactory to the Company, and upon surrender of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

      9. Notice or Demands.

            Any notice, demand or request required or permitted to be given by the Company or the Holder pursuant to the terms of this Warrant shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a business day, in which case such delivery will be deemed to be made on the next succeeding business day, (ii) on the next business day after timely delivery to an overnight courier and (iii) on the business day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

            If to the Company:

            OMNI Energy Services Corp.
            4500 NE Evangeline Thruway
            Carencro, LA 70520
            Attn: James C. Eckert
            Tel: (337)896-6664
            Fax: (337)896-6655

            with a copy (not constituting notice) to:

            Locke Liddell & Sapp LLP
            600 Travis, Suite 3200
            Houston, TX 77002
            Attention: David F. Taylor, Esq.
            Tel: (713)226-1496
            Fax: (713)223-3717

            If to Holder:

            At the address set forth below Holder's signature on the Securities Purchase Agreement.

            with a copy (not constituting notice) to:

            Solomon Ward Seidenwurm & Smith, LLP
            401 B Street, Suite 1200
            San Diego, CA 92101
            Attn: Harry J. Proctor, Esq.
            Tel: (619)231-0303
            Fax: (619)231-4755

      10. Attorney's Fees. In the event any litigation, arbitration, mediation, or other proceeding ("Proceeding") is initiated by any party(ies) against any other party(ies) to enforce, interpret or otherwise obtain judicial or quasi-judicial relief in connection with this Agreement, the prevailing party(ies) in such Proceeding shall be entitled to recover from the unsuccessful party(ies) all costs, expenses, actual attorney's and expert witness fees, relating to or arising out of (1) such Proceeding (whether or not such Proceeding proceeds to judgment), and (2) any post-judgment or post-award proceeding including, without limitation, one to enforce any judgment or award resulting from any such Proceeding. Any such judgment or award shall contain a specific provision for the recovery of all such subsequently incurred costs, expenses, actual attorney and expert witness fees.

      11. Applicable Law.

            This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within the State of Delaware.

      12. Amendments.

            No amendment, modification or other change to, or waiver of any provision of, this Warrant may be made unless such amendment, modification or change is set forth in writing and is signed by the Company and the Holder.

      13. Entire Agreement.

      This Warrant, the Securities Purchase Agreement and the Registration Rights Agreement, and the schedules and exhibits hereto and thereto, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Warrant, the Securities Purchase Agreement and the Registration Rights Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

      14. Headings.

      The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                           [Signature Page to Follow]

      IN WITNESS WHEREOF, the Company has duly executed and delivered this Warrant as of the Issue Date.

                                          OMNI ENERGY SERVICES CORP.

                                          By: /s/ G. Darcy Klug
                                              -------------------------------
                                              G. Darcy Klug
                                              Executive Vice President

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS SHALL BE EFFECTIVE WITH RESPECT THERETO, OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                           OMNI ENERGY SERVICES CORP.

Issue Date: May 17, 2005                                         Warrant No. B-5

      THIS CERTIFIES that G. DARCY KLUG, or any subsequent holder hereof (the "Holder"), has the right to purchase from OMNI ENERGY SERVICES CORP., a Louisiana corporation (the "Company"), up to 43,750 fully paid and nonassessable shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), subject to adjustment as provided herein, at a price per share equal to the Exercise Price (as defined below), at any time beginning on the date hereof (the "the "Issue Date") and ending at 6:00 p.m., eastern time, on the date that is the fifth (5th) anniversary of the Issue Date (the "Expiration Date").

      1. Exercise.

      (a) Right to Exercise. The Holder shall have the right to exercise this Warrant at any time and from time to time during the period beginning on the Issue Date and ending on the Expiration Date as to all or any part of the shares of Common Stock covered hereby (the "Warrant Shares").

      (b) Exercise Price. The "Exercise Price" for each Warrant Share purchased by the Holder upon the exercise of this Warrant shall be equal to $2.50, subject to adjustment for the events specified in Section 4 below; provided, however, until this Warrant, the Securities Purchase Agreement between the Company and Holder dated as of the date hereof (the "Securities Purchase Agreement") and the transactions contemplated herein and therein are approved by the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote, excluding the holders of Series C Convertible Preferred Stock ("Shareholder Approval"), in no event shall the

Exercise Price be less than $1.95, other than as a result of adjustments for the events specified in Section 4(a) below. Payment of the Exercise Price may be made solely in cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price.

      (c) Exercise Notice. In order to exercise this Warrant, the Holder shall send by facsimile transmission, at any time prior to 6:00 p.m., eastern time, on the business day (which means any day other than a Saturday, a Sunday or a day which commercial banks located in New York City are permitted by law to close) on which the Holder wishes to effect such exercise (the "Exercise Date"), to the Company an executed copy of the notice of exercise in the form attached hereto as Exhibit A (the "Exercise Notice"), the original Warrant and the Exercise Price. The Exercise Notice shall also state the name or names (with address) in which the shares of Common Stock that are issuable on such exercise shall be issued. In the case of a dispute as to the calculation of the Exercise Price or the number of Warrant Shares issuable hereunder (including, without limitation, the calculation of any adjustment pursuant to Section 4 below), the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and shall submit the disputed calculations to a certified public accounting firm of national recognition (other than the Company's independent accountants), reasonably acceptable to Holder, within two (2) business days following the date on which the Exercise Notice is delivered to the Company. The Company shall cause such accountant to calculate the Exercise Price and/or the number of Warrant Shares issuable hereunder and to notify the Company and the Holder of the results in writing no later than three (3) business days following the day on which such accountant received the disputed calculations (the "Dispute Procedure"). Such accountant's calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations were most at variance with those of such accountant.

      (d) Limitations on Exercise. Notwithstanding anything to the contrary contained herein, until Shareholder Approval is obtained, no holder of this Warrant shall be entitled to exercise this Warrant, if after exercise such holder will, with the shares of Common Stock issued on exercise and any other shares of the Company's Common Stock then held by such holder, hold more than 19.99% of the outstanding Common Stock or voting power of the Company on the date of such exercise.

      (e) Holder of Record. The Holder shall, for all purposes, be deemed to have become the holder of record of the Warrant Shares specified in an Exercise Notice on the Exercise Date specified therein, irrespective of the date of delivery of such Warrant Shares. Except as specifically provided herein, nothing in this Warrant shall be construed as conferring upon the Holder hereof any rights as a stockholder of the Company prior to the Exercise Date.

      (f) Cancellation of Warrant. This Warrant shall be canceled upon its exercise and, if this Warrant is exercised in part, the Company shall, at the time that it delivers Warrant Shares to the Holder pursuant to such exercise as provided herein, issue a new warrant, and deliver to the Holder a certificate representing such new warrant, with terms identical in all respects to this Warrant (except that such new warrant shall be exercisable into the number of shares of Common Stock with respect to which this Warrant shall remain unexercised); provided, however, that the Holder shall be entitled to exercise all or any portion of such new warrant at any time following the time at which this Warrant is exercised, regardless of whether the Company has actually issued such new warrant or delivered to the Holder a certificate therefor.

      2. Delivery of Warrant Shares Upon Exercise. Upon receipt of an Exercise Notice pursuant to Section 1 above, the Company shall, (A) no later than the close of business on the later to occur of (i) the third (3rd) business day following the Exercise Date set forth in such Exercise Notice and (ii) such later date on which the Company shall have received payment of the Exercise Price, and (B) with respect to Warrant Shares that are the subject of a Dispute Procedure, the close of business on the third (3rd) business day following the determination made pursuant to Section 1(b) (each of the dates specified in (A) or (B) being referred to as a "Delivery Date"), issue and deliver or caused to be delivered to the Holder the number of Warrant Shares as shall be determined as provided herein. The Company shall effect delivery of Warrant Shares to the Holder by, as long as the Transfer Agent participates in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program ("FAST"), crediting the account of the Holder or its nominee at DTC (as specified in the applicable Exercise Notice) with the number of Warrant Shares required to be delivered, no later than the close of business on such Delivery Date. In the event that the Transfer Agent is not a participant in FAST, or if the Warrant Shares are not otherwise eligible for delivery through FAST, or if the Holder so specifies in an Exercise Notice or otherwise in writing on or before the Exercise Date, the Company shall effect delivery of Warrant Shares by delivering to the Holder or its nominee physical certificates representing such Warrant Shares, no later than the close of business on such Delivery Date.

      3. Failure to Deliver Warrant Shares.

      (a) In the event that the Company fails for any reason to deliver to the Holder the number of Warrant Shares specified in the applicable Exercise Notice on or before the Delivery Date therefor (an "Exercise Default"), and such default continues for seven (7) business days following delivery of a written notice of such default by the Holder to the Company, the Company shall pay to the Holder payments ("Exercise Default Payments") in the amount of (i) (N/365) multiplied by (ii) the aggregate Exercise Price of the Warrant Shares which are the subject of such Exercise Default multiplied by (iii) the lower of ten percent (10%) and the maximum rate permitted by applicable law (the "Default Interest Rate"), where "N" equals the number of days elapsed between the original Delivery Date of such Warrant Shares and the date on which all of such Warrant Shares are issued and delivered to the Holder. Cash amounts payable hereunder shall be paid on or before the fifth (5th) business day of the calendar month following the calendar month in which such amount has accrued.

      (b) In the event that the Holder has not received certificates representing the Warrant Shares by the seventh (7th) business day following an Exercise Default, the Holder may notify the Company in writing of its election to revoke the Exercise Notice that is the subject of such default, in which case, effective as of the date of such revocation notice, such Exercise Notice shall be deemed rescinded and of no further force or effect.

      (c) Nothing herein shall limit the Holder's right to pursue actual damages for the Company's failure to issue and deliver Warrant Shares on the applicable Delivery Date (including, without limitation, damages relating to any purchase of Common Stock by the Holder to make delivery on a sale effected in anticipation of receiving Warrant Shares upon exercise, such damages to be in an amount equal to (A) the aggregate amount paid by the Holder for the Common Stock so purchased minus (B) the aggregate amount of net proceeds, if any, received by the Holder from the sale of the Warrant Shares issued by the Company pursuant to such exercise), and the Holder shall have the right to pursue all remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief); provided, however, that, in the event, following an Exercise Default, the Company delivers to the Holder the Warrant Shares that are required to be issued by the Company pursuant to such exercise, the Holder shall use commercially reasonable efforts to sell such shares promptly following such delivery.

      4. Anti-Dilution Adjustments; Distributions; Other Events. The Exercise Price and the number of Warrant Shares issuable hereunder shall be subject to adjustment from time to time as provided in this Section 4. In the event that any adjustment of the Exercise Price or the number of Warrant Shares as required herein results in a fraction of a cent or fraction of a share, as applicable, such Exercise Price or number of Warrant Shares shall be rounded up or down to the nearest cent or share, as applicable.

      (a) Subdivision or Combination of Common Stock. If the Company, at any time after the Issue Date, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. Any adjustment made pursuant to the foregoing sentence that results in a decrease in the Exercise Price shall also effect a proportional increase in the number of Warrant Shares into which this Warrant is exercisable. If the Company, at any time after the initial issuance of this Warrant, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionally increased. Any adjustment made pursuant to the foregoing sentence that results in an increase in the Exercise Price shall also effect a proportional decrease in the number of Warrant Shares into which this Warrant is exercisable.

      (b) Distributions. If the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend or otherwise (including any dividend or distribution to the Company's stockholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), the Company shall deliver written notice of such Distribution (a "Distribution Notice") to the Holder at least five (5) business days prior to the earlier to occur of (i) the record date for determining stockholders entitled to such Distribution (the "Record Date") and (ii) the date on which such Distribution is made (the "Distribution Date"). The Holder shall be entitled to receive the same amount and type of assets being distributed in such Distribution as though the Holder were a holder on the Record Date therefor of a number of shares of Common Stock into which this Warrant is exercisable as of such Record Date (such number of shares to be determined at the Exercise Price then in effect and without giving effect to any limitations on such exercise contained in this Warrant or the Subscription Agreement).

      (c) Dilutive Issuances.

            (i) Adjustment Upon Dilutive Issuance. If, at any time after the Issue Date, the Company issues or sells, or in accordance with subparagraph (ii) of this Section 4(c), is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the Exercise Price on the date of such issuance or sale (or deemed issuance or sale) (a "Dilutive Issuance"), then effective immediately upon the Dilutive Issuance, the Exercise Price shall be adjusted so as to equal an amount determined by multiplying such Exercise Price by the following fraction:

                  N0 + N1
                  -------
                  N0 + N2

      where:

                  N0 = the number of shares of Common Stock outstanding
                       immediately prior to the issuance, sale or deemed issuance or sale of such additional shares of Common Stock in such Dilutive Issuance without taking into account any shares of Common Stock issuable upon conversion, exchange or exercise of any securities or other instruments which are convertible into or exercisable or exchangeable for Common Stock ("Convertible Securities") or options, warrants or other rights to purchase or subscribe for Common Stock or Convertible Securities ("Purchase Rights");

                  N1 = the number of shares of Common Stock which the aggregate consideration, if any, received or receivable by the Company for the total number of such additional shares of Common Stock so issued, sold or deemed issued or sold in such Dilutive Issuance (which, in the case of a deemed issuance or sale, shall be calculated in accordance with subparagraph (ii) below) would purchase at the Exercise Price in effect immediately prior to such Dilutive Issuance; and

                  N2 = the number of such additional shares of Common Stock so issued, sold or deemed issued or sold in such Dilutive Issuance.

      Notwithstanding the foregoing, no adjustment shall be made pursuant hereto if such adjustment would result in an increase in the Exercise Price.

            (ii) Effect On Exercise Price Of Certain Events. For purposes of determining the adjusted Exercise Price under subparagraph (i) of this Section 4(c), the following will be applicable:

                  (A) Issuance Of Purchase Rights. If the Company issues or sells any Purchase Rights, whether or not immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Purchase Rights (and the price of any conversion of Convertible Securities, if applicable) is less than the Exercise Price in effect on the date of issuance or sale of such Purchase Rights, then the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable) shall, as of the date of the issuance or sale of such Purchase Rights, be deemed to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon the exercise of such Purchase Rights" shall be determined by dividing (x) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Purchase Rights, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Purchase Rights, plus, in the case of Convertible Securities issuable upon the exercise of such Purchase Rights, the minimum aggregate amount of additional consideration payable upon the conversion, exercise or exchange of all such Convertible Securities (determined in accordance with the calculation method set forth in subparagraph (ii)(D) below), by (y) the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable). Except as provided in Section 4(c)(ii)(C) hereof, no further adjustment to the Exercise Price shall be made upon the actual issuance of such Common Stock upon the exercise of such Purchase Rights or upon the conversion, exercise or exchange of Convertible Securities issuable upon exercise of such Purchase Rights.

                  (B) Issuance Of Convertible Securities. If the Company issues or sells any Convertible Securities, whether or not immediately convertible, exercisable or exchangeable, and the price per share for which Common Stock is issuable upon such conversion, exercise or exchange is less than the Exercise Price in effect on the date of issuance or sale of such Convertible Securities, then the maximum total number of shares of Common Stock issuable upon the conversion, exercise or exchange of all such Convertible Securities shall, as of the date of the issuance or sale of such Convertible Securities, be deemed to have been issued and sold by the Company for such price per share. For the purposes of the immediately preceding sentence, the "price per share for which Common Stock is issuable upon such conversion, exercise or exchange" shall be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion, exercise or exchange of all such Convertible Securities (determined in accordance with the calculation method set forth in subparagraph (ii)(D)), by (B) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. Except as provided in Section 4(c)(ii)(C) hereof, no further adjustment to the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities.

                  (C) Change In Option Price Or Conversion Rate. If there is a change at any time in (x) the purchase price or amount of additional consideration payable to the Company upon the exercise of any Purchase Rights; (y) the amount of additional consideration, if any, payable to the Company upon the conversion, exercise or exchange of any Convertible Securities the adjustment for which is not otherwise covered under Section 4(c)(ii)(B) above; or (z) the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for Common Stock, then in any such case, the Exercise Price in effect at the time of such change shall be readjusted to the Exercise Price which would have been in effect at such time had such Purchase Rights or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion, exercise or exchange rate, as the case may be, at the time initially issued or sold.

                  (D) Calculation Of Consideration Received. If any Common Stock, Purchase Rights or Convertible Securities are issued or sold for cash, the consideration received therefor will be the amount received by the Company therefor, after deduction of all underwriting discounts or allowances in connection with such issuance, grant or sale. In case any Common Stock, Purchase Rights or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, including in the case of a strategic or similar arrangement in which the other entity will provide services to the Company, purchase services from the Company or otherwise provide intangible consideration to the Company, the amount of the consideration other than cash received by the Company (including the net present value of the consideration expected by the Company for the provided or purchased services) shall be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the average of the last sale prices thereof on the principal market for such securities during the period of ten Trading Days immediately preceding the date of receipt. In case any Common Stock, Purchase Rights or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Purchase Rights or Convertible Securities, as the case may be. The independent members of the Company's Board of Directors shall calculate reasonably and in good faith, using standard commercial valuation methods appropriate for valuing such assets, the fair market value of any consideration other than cash or securities; provided, however, that if the Holder does not agree to such fair market value calculation within three business days after receipt thereof from the Company, then such fair market value shall be determined in good faith by an investment banker or other appropriate expert of national reputation selected by the Holder and reasonably acceptable to the Company, with the costs of such appraisal to be borne by the Company.

                  (iii) Exceptions To Adjustment Of Exercise Price. Notwithstanding the foregoing, no adjustment to the Exercise Price shall be made pursuant to this Section 4(c) upon the issuance of any Excluded Securities. For purposes hereof, "Excluded Securities" means (1) securities purchased under the Securities Purchase Agreement; (2) securities issued upon conversion or exercise of the Series C 9% Convertible Preferred Stock or the Warrants (as defined in the Securities Purchase Agreement); (3) shares of Common Stock issuable or issued to employees, consultants or directors from time to time upon the exercise of options, in such case granted or to be granted in the discretion of the Board of Directors pursuant to one or more stock option plans or restricted stock plans in effect as of the Issue Date; (4) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization of the Company; (5) securities issued upon conversion of outstanding shares of Series B 8% Convertible Preferred Stock, provided that the terms of such preferred stock have not been amended since the date hereof; (6) securities issued upon conversion or exercise of Debentures or Warrants issued under the Securities Purchase Agreement, dated as of February 12, 2004, between the Company and the Investors named therein and the Securities Purchase Agreement, dated as of April 15, 2004, between the Company and the

      Investors named therein, each as amended, modified and supplemented; (7) 361,800 shares (200,000 shares to James C. Eckert and 161,800 shares to G. Darcy Klug) and 100,000 options (40,000 options to James C. Eckert and 60,000 options to G. Darcy Klug); and (8) 2,924,424 shares issuable upon exercise of currently outstanding warrants and "investor options" listed on Schedule 1 hereto.

            (iv) Notice Of Adjustments. Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 4(c) resulting in a change in the Exercise Price by more than one percent (1%), or any change in the number or type of stock, securities and/or other property issuable upon exercise of this Warrant, the Company, at its expense, shall promptly compute such adjustment or readjustment or change and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment or change and showing in detail the facts upon which such adjustment or readjustment or change is based. The Company shall, upon the written request at any time of the Holder, furnish to the Holder a like certificate setting forth (i) such adjustment or readjustment or change, (ii) the Exercise Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon exercise of this Warrant.

      (d) Major Transactions. In the event of a merger, consolidation, business combination, tender offer, exchange of shares, recapitalization, reorganization, redemption or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the Company or another entity or the Company shall sell all or substantially all of its assets (each of the foregoing being a "Major Transaction"), the Company will give the Holder at least twenty (20) days written notice prior to the closing of such Major Transaction in a manner that does not constitute disclosure of material non-public information (unless otherwise previously consented to in writing by the Holder), and: (i) the Holder shall be permitted to exercise this Warrant in whole or in part at any time prior to the record date for the receipt of such consideration and shall be entitled to receive, for each share of Common Stock issuable to Holder for such exercise, the same per share consideration payable to the other holders of Common Stock in connection with such Major Transaction, and (ii) if and to the extent that the Holder retains any portion of this Warrant following such record date, the Company will cause the surviving or, in the event of a sale of assets, purchasing entity, as a condition precedent to such Major Transaction, to assume the obligations of the Company under this Warrant, with such adjustments to the Exercise Price and the securities covered hereby as may be necessary in order to preserve the economic benefits of this Warrant to the Holder.

      (e) Adjustments; Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this Section 4, the Holder of this Warrant shall, upon exercise of this Warrant, become entitled to receive securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 4.

      5. Fractional Interests.

            No fractional shares or scrip representing fractional shares shall be issuable upon the exercise of this Warrant, but on exercise of this Warrant, the Holder hereof may purchase only a whole number of shares of Common Stock. If, on exercise of this Warrant, the Holder hereof would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, the Company shall, in lieu of issuing any such fractional share, pay to the Holder an amount in cash equal to the product resulting from multiplying such fraction by the market price as of the Exercise Date.

      6. Transfer of this Warrant.

            The Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part, as long as such sale or other disposition is made pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act. Upon such transfer or other disposition, the Holder shall deliver this Warrant to the Company together with a written notice to the Company, substantially in the form of the Transfer Notice attached hereto as Exhibit B (the "Transfer Notice"), indicating the person or persons to whom this Warrant shall be transferred and, if less than all of this Warrant is transferred, the number of Warrant Shares to be covered by the part of this Warrant to be transferred to each such person. Within three
(3) business days of receiving a Transfer Notice and the original of this Warrant, the Company shall deliver to the each transferee designated by the Holder a Warrant or Warrants of like tenor and terms for the appropriate number of Warrant Shares and, if less than all this Warrant is transferred, shall deliver to the Holder a Warrant for the remaining number of Warrant Shares.

      7. Benefits of this Warrant.

            This Warrant shall be for the sole and exclusive benefit of the Holder of this Warrant and nothing in this Warrant shall be construed to confer upon any person other than the Holder of this Warrant any legal or equitable right, remedy or claim hereunder.

      8. Loss, theft, destruction or mutilation of Warrant.

            Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity reasonably satisfactory to the Company, and upon surrender of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

      9. Notice or Demands.

            Any notice, demand or request required or permitted to be given by the Company or the Holder pursuant to the terms of this Warrant shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a business day, in which case such delivery will be deemed to be made on the next succeeding business day, (ii) on the next business day after timely delivery to an overnight courier and (iii) on the business day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

            If to the Company:

            OMNI Energy Services Corp.
            4500 NE Evangeline Thruway
            Carencro, LA 70520
            Attn: James C. Eckert
            Tel: (337)896-6664
            Fax: (337)896-6655

            with a copy (not constituting notice) to:

            Locke Liddell & Sapp LLP
            600 Travis, Suite 3200
            Houston, TX 77002
            Attention: David F. Taylor, Esq.
            Tel: (713)226-1496
            Fax: (713)223-3717

            If to Holder:

            At the address set forth below Holder's signature on the Securities Purchase Agreement.

            with a copy (not constituting notice) to:

            Solomon Ward Seidenwurm & Smith, LLP
            401 B Street, Suite 1200
            San Diego, CA 92101
            Attn: Harry J. Proctor, Esq.
            Tel: (619)231-0303
            Fax: (619)231-4755

      10. Attorney's Fees. In the event any litigation, arbitration, mediation, or other proceeding ("Proceeding") is initiated by any party(ies) against any other party(ies) to enforce, interpret or otherwise obtain judicial or quasi-judicial relief in connection with this Agreement, the prevailing party(ies) in such Proceeding shall be entitled to recover from the unsuccessful party(ies) all costs, expenses, actual attorney's and expert witness fees, relating to or arising out of (1) such Proceeding (whether or not such Proceeding proceeds to judgment), and (2) any post-judgment or post-award proceeding including, without limitation, one to enforce any judgment or award resulting from any such Proceeding. Any such judgment or award shall contain a specific provision for the recovery of all such subsequently incurred costs, expenses, actual attorney and expert witness fees.

      11. Applicable Law.

            This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within the State of Delaware.

      12. Amendments.

            No amendment, modification or other change to, or waiver of any provision of, this Warrant may be made unless such amendment, modification or change is set forth in writing and is signed by the Company and the Holder.

      13. Entire Agreement.

      This Warrant, the Securities Purchase Agreement and the Registration Rights Agreement, and the schedules and exhibits hereto and thereto, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Warrant, the Securities Purchase Agreement and the Registration Rights Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

      14. Headings.

      The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                           [Signature Page to Follow]

      IN WITNESS WHEREOF, the Company has duly executed and delivered this Warrant as of the Issue Date.

                                          OMNI ENERGY SERVICES CORP.

                                          By: /s/ James C. Eckert
                                              ------------------------------
                                              James C. Eckert
                                              President

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS SHALL BE EFFECTIVE WITH RESPECT THERETO, OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                           OMNI ENERGY SERVICES CORP.

Issue Date: May 17, 2005                                         Warrant No. C-1

      THIS CERTIFIES that THE DENNIS R. SCIOTTO FAMILY TRUST DATED DECEMBER 19, 1994, or any subsequent holder hereof (the "Holder"), has the right to purchase from OMNI ENERGY SERVICES CORP., a Louisiana corporation (the "Company"), up to 266,000 fully paid and nonassessable shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), subject to adjustment as provided herein, at a price per share equal to the Exercise Price (as defined below), at any time beginning on the date hereof (the "the "Issue Date") and ending at 6:00 p.m., eastern time, on the date that is the fifth (5th) anniversary of the Issue Date (the "Expiration Date").

      1. Exercise.

      (a) Right to Exercise. The Holder shall have the right to exercise this Warrant at any time and from time to time during the period beginning on the Issue Date and ending on the Expiration Date as to all or any part of the shares of Common Stock covered hereby (the "Warrant Shares").

      (b) Exercise Price. The "Exercise Price" for each Warrant Share purchased by the Holder upon the exercise of this Warrant shall be equal to $3.50, subject to adjustment for the events specified in Section 4 below; provided, however, until this Warrant, the Securities Purchase Agreement between the Company and Holder dated as of the date hereof (the "Securities Purchase Agreement") and the transactions contemplated herein and therein are approved by the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote, excluding the holders of Series C Convertible Preferred Stock ("Shareholder Approval"), in no event shall the Exercise Price be less than $1.95, other than as a result of adjustments for the events specified in Section 4(a) below. Payment of the Exercise Price may be made solely in cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price.

      (c) Exercise Notice. In order to exercise this Warrant, the Holder shall send by facsimile transmission, at any time prior to 6:00 p.m., eastern time, on the business day (which means any day other than a Saturday, a Sunday or a day which commercial banks located in New York City are permitted by law to close) on which the Holder wishes to effect such exercise (the "Exercise Date"), to the Company an executed copy of the notice of exercise in the form attached hereto as Exhibit A (the "Exercise Notice"), the original Warrant and the Exercise Price. The Exercise Notice shall also state the name or names (with address) in which the shares of Common Stock that are issuable on such exercise shall be issued. In the case of a dispute as to the calculation of the Exercise Price or the number of Warrant Shares issuable hereunder (including, without limitation, the calculation of any adjustment pursuant to Section 4 below), the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and shall submit the disputed calculations to a certified public accounting firm of national recognition (other than the Company's independent accountants), reasonably acceptable to Holder, within two (2) business days following the date on which the Exercise Notice is delivered to the Company. The Company shall cause such accountant to calculate the Exercise Price and/or the number of Warrant Shares issuable hereunder and to notify the Company and the Holder of the results in writing no later than three (3) business days following the day on which such accountant received the disputed calculations (the "Dispute Procedure"). Such accountant's calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations were most at variance with those of such accountant.

      (d) Limitations on Exercise. Notwithstanding anything to the contrary contained herein, until Shareholder Approval is obtained, no holder of this Warrant shall be entitled to exercise this Warrant, if after exercise such holder will, with the shares of Common Stock issued on exercise and any other shares of the Company's Common Stock then held by such holder, hold more than 19.99% of the outstanding Common Stock or voting power of the Company on the date of such exercise.

      (e) Holder of Record. The Holder shall, for all purposes, be deemed to have become the holder of record of the Warrant Shares specified in an Exercise Notice on the Exercise Date specified therein, irrespective of the date of delivery of such Warrant Shares. Except as specifically provided herein, nothing in this Warrant shall be construed as conferring upon the Holder hereof any rights as a stockholder of the Company prior to the Exercise Date.

      (f) Cancellation of Warrant. This Warrant shall be canceled upon its exercise and, if this Warrant is exercised in part, the Company shall, at the time that it delivers Warrant Shares to the Holder pursuant to such exercise as provided herein, issue a new warrant, and deliver to the Holder a certificate representing such new warrant, with terms identical in all respects to this Warrant (except that such new warrant shall be exercisable into the number of shares of Common Stock with respect to which this Warrant shall remain unexercised); provided, however, that the Holder shall be entitled to exercise all or any portion of such new warrant at any time following the time at which this Warrant is exercised, regardless of whether the Company has actually issued such new warrant or delivered to the Holder a certificate therefor.

      2. Delivery of Warrant Shares Upon Exercise. Upon receipt of an Exercise Notice pursuant to Section 1 above, the Company shall, (A) no later than the close of business on the later to occur of (i) the third (3rd) business day following the Exercise Date set forth in such Exercise Notice and (ii) such later date on which the Company shall have received payment of the Exercise Price, and (B) with respect to Warrant Shares that are the subject of a Dispute Procedure, the close of business on the third (3rd) business day following the determination made pursuant to Section 1(b) (each of the dates specified in (A) or (B) being referred to as a "Delivery Date"), issue and deliver or caused to be delivered to the Holder the number of Warrant Shares as shall be determined as provided herein. The Company shall effect delivery of Warrant Shares to the Holder by, as long as the Transfer Agent participates in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program ("FAST"), crediting the account of the Holder or its nominee at DTC (as specified in the applicable Exercise Notice) with the number of Warrant Shares required to be delivered, no later than the close of business on such Delivery Date. In the event that the Transfer Agent is not a participant in FAST, or if the Warrant Shares are not otherwise eligible for delivery through FAST, or if the Holder so specifies in an Exercise Notice or otherwise in writing on or before the Exercise Date, the Company shall effect delivery of Warrant Shares by delivering to the Holder or its nominee physical certificates representing such Warrant Shares, no later than the close of business on such Delivery Date.

      3. Failure to Deliver Warrant Shares.

      (a) In the event that the Company fails for any reason to deliver to the Holder the number of Warrant Shares specified in the applicable Exercise Notice on or before the Delivery Date therefor (an "Exercise Default"), and such default continues for seven (7) business days following delivery of a written notice of such default by the Holder to the Company, the Company shall pay to the Holder payments ("Exercise Default Payments") in the amount of (i) (N/365) multiplied by (ii) the aggregate Exercise Price of the Warrant Shares which are the subject of such Exercise Default multiplied by (iii) the lower of ten percent (10%) and the maximum rate permitted by applicable law (the "Default Interest Rate"), where "N" equals the number of days elapsed between the original Delivery Date of such Warrant Shares and the date on which all of such Warrant Shares are issued and delivered to the Holder. Cash amounts payable hereunder shall be paid on or before the fifth (5th) business day of the calendar month following the calendar month in which such amount has accrued.

      (b) In the event that the Holder has not received certificates representing the Warrant Shares by the seventh (7th) business day following an Exercise Default, the Holder may notify the Company in writing of its election to revoke the Exercise Notice that is the subject of such default, in which case, effective as of the date of such revocation notice, such Exercise Notice shall be deemed rescinded and of no further force or effect.

      (c) Nothing herein shall limit the Holder's right to pursue actual damages for the Company's failure to issue and deliver Warrant Shares on the applicable Delivery Date (including, without limitation, damages relating to any purchase of Common Stock by the Holder to make delivery on a sale effected in anticipation of receiving Warrant Shares upon exercise, such damages to be in an amount equal to (A) the aggregate amount paid by the Holder for the Common Stock so purchased minus (B) the aggregate amount of net proceeds, if any, received by the Holder from the sale of the Warrant Shares issued by the Company pursuant to such exercise), and the Holder shall have the right to pursue all remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief); provided, however, that, in the event, following an Exercise Default, the Company delivers to the Holder the Warrant Shares that are required to be issued by the Company pursuant to such exercise, the Holder shall use commercially reasonable efforts to sell such shares promptly following such delivery.

      4. Anti-Dilution Adjustments; Distributions; Other Events. The Exercise Price and the number of Warrant Shares issuable hereunder shall be subject to adjustment from time to time as provided in this Section 4. In the event that any adjustment of the Exercise Price or the number of Warrant Shares as required herein results in a fraction of a cent or fraction of a share, as applicable, such Exercise Price or number of Warrant Shares shall be rounded up or down to the nearest cent or share, as applicable.

      (a) Subdivision or Combination of Common Stock. If the Company, at any time after the Issue Date, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. Any adjustment made pursuant to the foregoing sentence that results in a decrease in the Exercise Price shall also effect a proportional increase in the number of Warrant Shares into which this Warrant is exercisable. If the Company, at any time after the initial issuance of this Warrant, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionally increased. Any adjustment made pursuant to the foregoing sentence that results in an increase in the Exercise Price shall also effect a proportional decrease in the number of Warrant Shares into which this Warrant is exercisable.

      (b) Distributions. If the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend or otherwise (including any dividend or distribution to the Company's stockholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), the Company shall deliver written notice of such Distribution (a "Distribution Notice") to the Holder at least five (5) business days prior to the earlier to occur of (i) the record date for determining stockholders entitled to such Distribution (the "Record Date") and (ii) the date on which such Distribution is made (the "Distribution Date"). The Holder shall be entitled to receive the same amount and type of assets being distributed in such Distribution as though the Holder were a holder on the Record Date therefor of a number of shares of Common Stock into which this Warrant is exercisable as of such Record Date (such number of shares to be determined at the Exercise Price then in effect and without giving effect to any limitations on such exercise contained in this Warrant or the Subscription Agreement).

      (c) Dilutive Issuances.

            (i) Adjustment Upon Dilutive Issuance. If, at any time after the Issue Date, the Company issues or sells, or in accordance with subparagraph (ii) of this Section 4(c), is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the Exercise Price on the date of such issuance or sale (or deemed issuance or sale) (a "Dilutive Issuance"), then effective immediately upon the Dilutive Issuance, the Exercise Price shall be adjusted so as to equal an amount determined by multiplying such Exercise Price by the following fraction:

                  N0 + N1
                  -------
                  N0 + N2

      where:

                  N0 = the number of shares of Common Stock outstanding
                       immediately prior to the issuance, sale or deemed issuance or sale of such additional shares of Common Stock in such Dilutive Issuance without taking into account any shares of Common Stock issuable upon conversion, exchange or exercise of any securities or other instruments which are convertible into or exercisable or exchangeable for Common Stock ("Convertible Securities") or options, warrants or other rights to purchase or subscribe for Common Stock or Convertible Securities ("Purchase Rights");

                  N1 = the number of shares of Common Stock which the aggregate consideration, if any, received or receivable by the Company for the total number of such additional shares of Common Stock so issued, sold or deemed issued or sold in such Dilutive Issuance (which, in the case of a deemed issuance or sale, shall be calculated in accordance with subparagraph (ii) below) would purchase at the Exercise Price in effect immediately prior to such Dilutive Issuance; and

                  N2 = the number of such additional shares of Common Stock so issued, sold or deemed issued or sold in such Dilutive Issuance.

      Notwithstanding the foregoing, no adjustment shall be made pursuant hereto if such adjustment would result in an increase in the Exercise Price.

            (ii) Effect On Exercise Price Of Certain Events. For purposes of determining the adjusted Exercise Price under subparagraph (i) of this Section 4(c), the following will be applicable:

                  (A) Issuance Of Purchase Rights. If the Company issues or sells any Purchase Rights, whether or not immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Purchase Rights (and the price of any conversion of Convertible Securities, if applicable) is less than the Exercise Price in effect on the date of issuance or sale of such Purchase Rights, then the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable) shall, as of the date of the issuance or sale of such Purchase Rights, be deemed to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon the exercise of such Purchase Rights" shall be determined by dividing (x) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Purchase Rights, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Purchase Rights, plus, in the case of Convertible Securities issuable upon the exercise of such Purchase Rights, the minimum aggregate amount of additional consideration payable upon the conversion, exercise or exchange of all such Convertible Securities (determined in accordance with the calculation method set forth in subparagraph (ii)(D) below), by (y) the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable). Except as provided in Section 4(c)(ii)(C) hereof, no further adjustment to the Exercise Price shall be made upon the actual issuance of such Common Stock upon the exercise of such Purchase Rights or upon the conversion, exercise or exchange of Convertible Securities issuable upon exercise of such Purchase Rights.

                  (B) Issuance Of Convertible Securities. If the Company issues or sells any Convertible Securities, whether or not immediately convertible, exercisable or exchangeable, and the price per share for which Common Stock is issuable upon such conversion, exercise or exchange is less than the Exercise Price in effect on the date of issuance or sale of such Convertible Securities, then the maximum total number of shares of Common Stock issuable upon the conversion, exercise or exchange of all such Convertible Securities shall, as of the date of the issuance or sale of such Convertible Securities, be deemed to have been issued and sold by the Company for such price per share. For the purposes of the immediately preceding sentence, the "price per share for which Common Stock is issuable upon such conversion, exercise or exchange" shall be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion, exercise or exchange of all such Convertible Securities (determined in accordance with the calculation method set forth in subparagraph (ii)(D)), by (B) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. Except as provided in Section 4(c)(ii)(C) hereof, no further adjustment to the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities.

                  (C) Change In Option Price Or Conversion Rate. If there is a change at any time in (x) the purchase price or amount of additional consideration payable to the Company upon the exercise of any Purchase Rights; (y) the amount of additional consideration, if any, payable to the Company upon the conversion, exercise or exchange of any Convertible Securities the adjustment for which is not otherwise covered under Section 4(c)(ii)(B) above; or (z) the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for Common Stock, then in any such case, the Exercise Price in effect at the time of such change shall be readjusted to the Exercise Price which would have been in effect at such time had such Purchase Rights or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion, exercise or exchange rate, as the case may be, at the time initially issued or sold.

                  (D) Calculation Of Consideration Received. If any Common Stock, Purchase Rights or Convertible Securities are issued or sold for cash, the consideration received therefor will be the amount received by the Company therefor, after deduction of all underwriting discounts or allowances in connection with such issuance, grant or sale. In case any Common Stock, Purchase Rights or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, including in the case of a strategic or similar arrangement in which the other entity will provide services to the Company, purchase services from the Company or otherwise provide intangible consideration to the Company, the amount of the consideration other than cash received by the Company (including the net present value of the consideration expected by the Company for the provided or purchased services) shall be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the average of the last sale prices thereof on the principal market for such securities during the period of ten Trading Days immediately preceding the date of receipt. In case any Common Stock, Purchase Rights or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Purchase Rights or Convertible Securities, as the case may be. The independent members of the Company's Board of Directors shall calculate reasonably and in good faith, using standard commercial valuation methods appropriate for valuing such assets, the fair market value of any consideration other than cash or securities; provided, however, that if the Holder does not agree to such fair market value calculation within three business days after receipt thereof from the Company, then such fair market value shall be determined in good faith by an investment banker or other appropriate expert of national reputation selected by the Holder and reasonably acceptable to the Company, with the costs of such appraisal to be borne by the Company.

                  (iii) Exceptions To Adjustment Of Exercise Price. Notwithstanding the foregoing, no adjustment to the Exercise Price shall be made pursuant to this Section 4(c) upon the issuance of any Excluded Securities. For purposes hereof, "Excluded Securities" means (1) securities purchased under the Securities Purchase Agreement; (2) securities issued upon conversion or exercise of the Series C 9% Convertible Preferred Stock or the Warrants (as defined in the Securities Purchase Agreement); (3) shares of Common Stock issuable or issued to employees, consultants or directors from time to time upon the exercise of options, in such case granted or to be granted in the discretion of the Board of Directors pursuant to one or more stock option plans or restricted stock plans in effect as of the Issue Date; (4) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization of the Company; (5) securities issued upon conversion of outstanding shares of Series B 8% Convertible Preferred Stock, provided that the terms of such preferred stock have not been amended since the date hereof; (6) securities issued upon conversion or exercise of Debentures or Warrants issued under the Securities Purchase Agreement, dated as of February 12, 2004, between the Company and the Investors named therein and the

      Securities Purchase Agreement, dated as of April 15, 2004, between the Company and the Investors named therein, each as amended, modified and supplemented; (7) 361,800 shares (200,000 shares to James C. Eckert and 161,800 shares to G. Darcy Klug) and 100,000 options (40,000 options to James C. Eckert and 60,000 options to G. Darcy Klug); and (8) 2,924,424 shares issuable upon exercise of currently outstanding warrants and "investor options" listed on Schedule 1 hereto.

            (iv) Notice Of Adjustments. Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 4(c) resulting in a change in the Exercise Price by more than one percent (1%), or any change in the number or type of stock, securities and/or other property issuable upon exercise of this Warrant, the Company, at its expense, shall promptly compute such adjustment or readjustment or change and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment or change and showing in detail the facts upon which such adjustment or readjustment or change is based. The Company shall, upon the written request at any time of the Holder, furnish to the Holder a like certificate setting forth (i) such adjustment or readjustment or change, (ii) the Exercise Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon exercise of this Warrant.

      (d) Major Transactions. In the event of a merger, consolidation, business combination, tender offer, exchange of shares, recapitalization, reorganization, redemption or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the Company or another entity or the Company shall sell all or substantially all of its assets (each of the foregoing being a "Major Transaction"), the Company will give the Holder at least twenty (20) days written notice prior to the closing of such Major Transaction in a manner that does not constitute disclosure of material non-public information (unless otherwise previously consented to in writing by the Holder), and: (i) the Holder shall be permitted to exercise this Warrant in whole or in part at any time prior to the record date for the receipt of such consideration and shall be entitled to receive, for each share of Common Stock issuable to Holder for such exercise, the same per share consideration payable to the other holders of Common Stock in connection with such Major Transaction, and (ii) if and to the extent that the Holder retains any portion of this Warrant following such record date, the Company will cause the surviving or, in the event of a sale of assets, purchasing entity, as a condition precedent to such Major Transaction, to assume the obligations of the Company under this Warrant, with such adjustments to the Exercise Price and the securities covered hereby as may be necessary in order to preserve the economic benefits of this Warrant to the Holder.

      (e) Adjustments; Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this Section 4, the Holder of this Warrant shall, upon exercise of this Warrant, become entitled to receive securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 4.

      5. Fractional Interests.

            No fractional shares or scrip representing fractional shares shall be issuable upon the exercise of this Warrant, but on exercise of this Warrant, the Holder hereof may purchase only a whole number of shares of Common Stock. If, on exercise of this Warrant, the Holder hereof would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, the Company shall, in lieu of issuing any such fractional share, pay to the Holder an amount in cash equal to the product resulting from multiplying such fraction by the market price as of the Exercise Date.

      6. Transfer of this Warrant.

            The Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part, as long as such sale or other disposition is made pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act. Upon such transfer or other disposition, the Holder shall deliver this Warrant to the Company together with a written notice to the Company, substantially in the form of the Transfer Notice attached hereto as Exhibit B (the "Transfer Notice"), indicating the person or persons to whom this Warrant shall be transferred and, if less than all of this Warrant is transferred, the number of Warrant Shares to be covered by the part of this Warrant to be transferred to each such person. Within three
(3) business days of receiving a Transfer Notice and the original of this Warrant, the Company shall deliver to the each transferee designated by the Holder a Warrant or Warrants of like tenor and terms for the appropriate number of Warrant Shares and, if less than all this Warrant is transferred, shall deliver to the Holder a Warrant for the remaining number of Warrant Shares.

      7. Benefits of this Warrant.

            This Warrant shall be for the sole and exclusive benefit of the Holder of this Warrant and nothing in this Warrant shall be construed to confer upon any person other than the Holder of this Warrant any legal or equitable right, remedy or claim hereunder.

      8. Loss, theft, destruction or mutilation of Warrant.

            Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity reasonably satisfactory to the Company, and upon surrender of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

      9. Notice or Demands.

            Any notice, demand or request required or permitted to be given by the Company or the Holder pursuant to the terms of this Warrant shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a business day, in which case such delivery will be deemed to be made on the next succeeding business day, (ii) on the next business day after timely delivery to an overnight courier and (iii) on the business day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

            If to the Company:

            OMNI Energy Services Corp.
            4500 NE Evangeline Thruway
            Carencro, LA 70520
            Attn: James C. Eckert
            Tel: (337) 896-6664
            Fax: (337) 896-6655

            with a copy (not constituting notice) to:

            Locke Liddell & Sapp LLP
            600 Travis, Suite 3200
            Houston, TX 77002
            Attention: David F. Taylor, Esq.
            Tel: (713) 226-1496
            Fax: (713) 223-3717

            If to Holder:

            At the address set forth below Holder's signature on the Securities Purchase Agreement.

            with a copy (not constituting notice) to:

            Solomon Ward Seidenwurm & Smith, LLP
            401 B Street, Suite 1200
            San Diego, CA 92101
            Attn: Harry J. Proctor, Esq.
            Tel: (619) 231-0303
            Fax: (619) 231-4755

      10. Attorney's Fees. In the event any litigation, arbitration, mediation, or other proceeding ("Proceeding") is initiated by any party(ies) against any other party(ies) to enforce, interpret or otherwise obtain judicial or quasi-judicial relief in connection with this Agreement, the prevailing party(ies) in such Proceeding shall be entitled to recover from the unsuccessful party(ies) all costs, expenses, actual attorney's and expert witness fees, relating to or arising out of (1) such Proceeding (whether or not such Proceeding proceeds to judgment), and (2) any post-judgment or post-award proceeding including, without limitation, one to enforce any judgment or award resulting from any such Proceeding. Any such judgment or award shall contain a specific provision for the recovery of all such subsequently incurred costs, expenses, actual attorney and expert witness fees.

      11. Applicable Law.

            This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within the State of Delaware.

      12. Amendments.

            No amendment, modification or other change to, or waiver of any provision of, this Warrant may be made unless such amendment, modification or change is set forth in writing and is signed by the Company and the Holder.

      13. Entire Agreement.

      This Warrant, the Securities Purchase Agreement and the Registration Rights Agreement, and the schedules and exhibits hereto and thereto, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Warrant, the Securities Purchase Agreement and the Registration Rights Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

      14. Headings.

      The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                           [Signature Page to Follow]

      IN WITNESS WHEREOF, the Company has duly executed and delivered this Warrant as of the Issue Date.

                                       OMNI ENERGY SERVICES CORP.

                                       By: /s/ G. Darcy Klug
                                           ------------------------------
                                           G. Darcy Klug
                                           Executive Vice President

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS SHALL BE EFFECTIVE WITH RESPECT THERETO, OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                           OMNI ENERGY SERVICES CORP.

Issue Date:  May 17, 2005                                        Warrant No. C-2

      THIS CERTIFIES that Edward E. Colson, III Trust Dated january 2, 1995, or any subsequent holder hereof (the "Holder"), has the right to purchase from OMNI ENERGY SERVICES CORP., a Louisiana corporation (the "Company"), up to 28,000 fully paid and nonassessable shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), subject to adjustment as provided herein, at a price per share equal to the Exercise Price (as defined below), at any time beginning on the date hereof (the "the "Issue Date") and ending at 6:00 p.m., eastern time, on the date that is the fifth (5th) anniversary of the Issue Date (the "Expiration Date").

      1. Exercise.

      (a) Right to Exercise. The Holder shall have the right to exercise this Warrant at any time and from time to time during the period beginning on the Issue Date and ending on the Expiration Date as to all or any part of the shares of Common Stock covered hereby (the "Warrant Shares").

      (b) Exercise Price. The "Exercise Price" for each Warrant Share purchased by the Holder upon the exercise of this Warrant shall be equal to $3.50, subject to adjustment for the events specified in Section 4 below; provided, however, until this Warrant, the Securities Purchase Agreement between the Company and Holder dated as of the date hereof (the "Securities Purchase Agreement") and the transactions contemplated herein and therein are approved by the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote, excluding the holders of Series C Convertible Preferred Stock ("Shareholder Approval"), in no event shall the

Exercise Price be less than $1.95, other than as a result of adjustments for the events specified in Section 4(a) below. Payment of the Exercise Price may be made solely in cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price.

      (c) Exercise Notice. In order to exercise this Warrant, the Holder shall send by facsimile transmission, at any time prior to 6:00 p.m., eastern time, on the business day (which means any day other than a Saturday, a Sunday or a day which commercial banks located in New York City are permitted by law to close) on which the Holder wishes to effect such exercise (the "Exercise Date"), to the Company an executed copy of the notice of exercise in the form attached hereto as Exhibit A (the "Exercise Notice"), the original Warrant and the Exercise Price. The Exercise Notice shall also state the name or names (with address) in which the shares of Common Stock that are issuable on such exercise shall be issued. In the case of a dispute as to the calculation of the Exercise Price or the number of Warrant Shares issuable hereunder (including, without limitation, the calculation of any adjustment pursuant to Section 4 below), the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and shall submit the disputed calculations to a certified public accounting firm of national recognition (other than the Company's independent accountants), reasonably acceptable to Holder, within two (2) business days following the date on which the Exercise Notice is delivered to the Company. The Company shall cause such accountant to calculate the Exercise Price and/or the number of Warrant Shares issuable hereunder and to notify the Company and the Holder of the results in writing no later than three (3) business days following the day on which such accountant received the disputed calculations (the "Dispute Procedure"). Such accountant's calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations were most at variance with those of such accountant.

      (d) Limitations on Exercise. Notwithstanding anything to the contrary contained herein, until Shareholder Approval is obtained, no holder of this Warrant shall be entitled to exercise this Warrant, if after exercise such holder will, with the shares of Common Stock issued on exercise and any other shares of the Company's Common Stock then held by such holder, hold more than 19.99% of the outstanding Common Stock or voting power of the Company on the date of such exercise.

      (e) Holder of Record. The Holder shall, for all purposes, be deemed to have become the holder of record of the Warrant Shares specified in an Exercise Notice on the Exercise Date specified therein, irrespective of the date of delivery of such Warrant Shares. Except as specifically provided herein, nothing in this Warrant shall be construed as conferring upon the Holder hereof any rights as a stockholder of the Company prior to the Exercise Date.

      (f) Cancellation of Warrant. This Warrant shall be canceled upon its exercise and, if this Warrant is exercised in part, the Company shall, at the time that it delivers Warrant Shares to the Holder pursuant to such exercise as provided herein, issue a new warrant, and deliver to the Holder a certificate representing such new warrant, with terms identical in all respects to this Warrant (except that such new warrant shall be exercisable into the number of shares of Common Stock with respect to which this Warrant shall remain unexercised); provided, however, that the Holder shall be entitled to exercise all or any portion of such new warrant at any time following the time at which this Warrant is exercised, regardless of whether the Company has actually issued such new warrant or delivered to the Holder a certificate therefor.

      2. Delivery of Warrant Shares Upon Exercise. Upon receipt of an Exercise Notice pursuant to Section 1 above, the Company shall, (A) no later than the close of business on the later to occur of (i) the third (3rd) business day following the Exercise Date set forth in such Exercise Notice and (ii) such later date on which the Company shall have received payment of the Exercise Price, and (B) with respect to Warrant Shares that are the subject of a Dispute Procedure, the close of business on the third (3rd) business day following the determination made pursuant to Section 1(b) (each of the dates specified in (A) or (B) being referred to as a "Delivery Date"), issue and deliver or caused to be delivered to the Holder the number of Warrant Shares as shall be determined as provided herein. The Company shall effect delivery of Warrant Shares to the Holder by, as long as the Transfer Agent participates in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program ("FAST"), crediting the account of the Holder or its nominee at DTC (as specified in the applicable Exercise Notice) with the number of Warrant Shares required to be delivered, no later than the close of business on such Delivery Date. In the event that the Transfer Agent is not a participant in FAST, or if the Warrant Shares are not otherwise eligible for delivery through FAST, or if the Holder so specifies in an Exercise Notice or otherwise in writing on or before the Exercise Date, the Company shall effect delivery of Warrant Shares by delivering to the Holder or its nominee physical certificates representing such Warrant Shares, no later than the close of business on such Delivery Date.

      3. Failure to Deliver Warrant Shares.

      (a) In the event that the Company fails for any reason to deliver to the Holder the number of Warrant Shares specified in the applicable Exercise Notice on or before the Delivery Date therefor (an "Exercise Default"), and such default continues for seven (7) business days following delivery of a written notice of such default by the Holder to the Company, the Company shall pay to the Holder payments ("Exercise Default Payments") in the amount of (i) (N/365) multiplied by (ii) the aggregate Exercise Price of the Warrant Shares which are the subject of such Exercise Default multiplied by (iii) the lower of ten percent (10%) and the maximum rate permitted by applicable law (the "Default Interest Rate"), where "N" equals the number of days elapsed between the original Delivery Date of such Warrant Shares and the date on which all of such Warrant Shares are issued and delivered to the Holder. Cash amounts payable hereunder shall be paid on or before the fifth (5th) business day of the calendar month following the calendar month in which such amount has accrued.

      (b) In the event that the Holder has not received certificates representing the Warrant Shares by the seventh (7th) business day following an Exercise Default, the Holder may notify the Company in writing of its election to revoke the Exercise Notice that is the subject of such default, in which case, effective as of the date of such revocation notice, such Exercise Notice shall be deemed rescinded and of no further force or effect.

      (c) Nothing herein shall limit the Holder's right to pursue actual damages for the Company's failure to issue and deliver Warrant Shares on the applicable Delivery Date (including, without limitation, damages relating to any purchase of Common Stock by the Holder to make delivery on a sale effected in anticipation of receiving Warrant Shares upon exercise, such damages to be in an amount equal to (A) the aggregate amount paid by the Holder for the Common Stock so purchased minus (B) the aggregate amount of net proceeds, if any, received by the Holder from the sale of the Warrant Shares issued by the Company pursuant to such exercise), and the Holder shall have the right to pursue all remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief); provided, however, that, in the event, following an Exercise Default, the Company delivers to the Holder the Warrant Shares that are required to be issued by the Company pursuant to such exercise, the Holder shall use commercially reasonable efforts to sell such shares promptly following such delivery.

      4. Anti-Dilution Adjustments; Distributions; Other Events. The Exercise Price and the number of Warrant Shares issuable hereunder shall be subject to adjustment from time to time as provided in this Section 4. In the event that any adjustment of the Exercise Price or the number of Warrant Shares as required herein results in a fraction of a cent or fraction of a share, as applicable, such Exercise Price or number of Warrant Shares shall be rounded up or down to the nearest cent or share, as applicable.

      (a) Subdivision or Combination of Common Stock. If the Company, at any time after the Issue Date, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. Any adjustment made pursuant to the foregoing sentence that results in a decrease in the Exercise Price shall also effect a proportional increase in the number of Warrant Shares into which this Warrant is exercisable. If the Company, at any time after the initial issuance of this Warrant, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionally increased. Any adjustment made pursuant to the foregoing sentence that results in an increase in the Exercise Price shall also effect a proportional decrease in the number of Warrant Shares into which this Warrant is exercisable.

      (b) Distributions. If the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend or otherwise (including any dividend or distribution to the Company's stockholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), the Company shall deliver written notice of such Distribution (a "Distribution Notice") to the Holder at least five (5) business days prior to the earlier to occur of (i) the record date for determining stockholders entitled to such Distribution (the "Record Date") and (ii) the date on which such Distribution is made (the "Distribution Date"). The Holder shall be entitled to receive the same amount and type of assets being distributed in such Distribution as though the Holder were a holder on the Record Date therefor of a number of shares of Common Stock into which this Warrant is exercisable as of such Record Date (such number of shares to be determined at the Exercise Price then in effect and without giving effect to any limitations on such exercise contained in this Warrant or the Subscription Agreement).

      (c) Dilutive Issuances.

            (i) Adjustment Upon Dilutive Issuance. If, at any time after the Issue Date, the Company issues or sells, or in accordance with subparagraph (ii) of this Section 4(c), is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the Exercise Price on the date of such issuance or sale (or deemed issuance or sale) (a "Dilutive Issuance"), then effective immediately upon the Dilutive Issuance, the Exercise Price shall be adjusted so as to equal an amount determined by multiplying such Exercise Price by the following fraction:

                  N0 + N1
                  -------
                  N0 + N2

      where:

                  N0 = the number of shares of Common Stock outstanding
                       immediately prior to the issuance, sale or deemed issuance or sale of such additional shares of Common Stock in such Dilutive Issuance without taking into account any shares of Common Stock issuable upon conversion, exchange or exercise of any securities or other instruments which are convertible into or exercisable or exchangeable for Common Stock ("Convertible Securities") or options, warrants or other rights to purchase or subscribe for Common Stock or Convertible Securities ("Purchase Rights");

                  N1 = the number of shares of Common Stock which the aggregate consideration, if any, received or receivable by the Company for the total number of such additional shares of Common Stock so issued, sold or deemed issued or sold in such Dilutive Issuance (which, in the case of a deemed issuance or sale, shall be calculated in accordance with subparagraph (ii) below) would purchase at the Exercise Price in effect immediately prior to such Dilutive Issuance; and

                  N2 = the number of such additional shares of Common Stock so issued, sold or deemed issued or sold in such Dilutive Issuance.

      Notwithstanding the foregoing, no adjustment shall be made pursuant hereto if such adjustment would result in an increase in the Exercise Price.

            (ii) Effect On Exercise Price Of Certain Events. For purposes of determining the adjusted Exercise Price under subparagraph (i) of this Section 4(c), the following will be applicable:

                  (A) Issuance Of Purchase Rights. If the Company issues or sells any Purchase Rights, whether or not immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Purchase Rights (and the price of any conversion of Convertible Securities, if applicable) is less than the Exercise Price in effect on the date of issuance or sale of such Purchase Rights, then the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable) shall, as of the date of the issuance or sale of such Purchase Rights, be deemed to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon the exercise of such Purchase Rights" shall be determined by dividing (x) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Purchase Rights, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Purchase Rights, plus, in the case of Convertible Securities issuable upon the exercise of such Purchase Rights, the minimum aggregate amount of additional consideration payable upon the conversion, exercise or exchange of all such Convertible Securities (determined in accordance with the calculation method set forth in subparagraph (ii)(D) below), by (y) the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable). Except as provided in Section 4(c)(ii)(C) hereof, no further adjustment to the Exercise Price shall be made upon the actual issuance of such Common Stock upon the exercise of such Purchase Rights or upon the conversion, exercise or exchange of Convertible Securities issuable upon exercise of such Purchase Rights.

                  (B) Issuance Of Convertible Securities. If the Company issues or sells any Convertible Securities, whether or not immediately convertible, exercisable or exchangeable, and the price per share for which Common Stock is issuable upon such conversion, exercise or exchange is less than the Exercise Price in effect on the date of issuance or sale of such Convertible Securities, then the maximum total number of shares of Common Stock issuable upon the conversion, exercise or exchange of all such Convertible Securities shall, as of the date of the issuance or sale of such Convertible Securities, be deemed to have been issued and sold by the Company for such price per share. For the purposes of the immediately preceding sentence, the "price per share for which Common Stock is issuable upon such conversion, exercise or exchange" shall be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion, exercise or exchange of all such Convertible Securities (determined in accordance with the calculation method set forth in subparagraph (ii)(D)), by (B) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. Except as provided in Section 4(c)(ii)(C) hereof, no further adjustment to the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities.

                  (C) Change In Option Price Or Conversion Rate. If there is a change at any time in (x) the purchase price or amount of additional consideration payable to the Company upon the exercise of any Purchase Rights; (y) the amount of additional consideration, if any, payable to the Company upon the conversion, exercise or exchange of any Convertible Securities the adjustment for which is not otherwise covered under Section 4(c)(ii)(B) above; or (z) the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for Common Stock, then in any such case, the Exercise Price in effect at the time of such change shall be readjusted to the Exercise Price which would have been in effect at such time had such Purchase Rights or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion, exercise or exchange rate, as the case may be, at the time initially issued or sold.

                  (D) Calculation Of Consideration Received. If any Common Stock, Purchase Rights or Convertible Securities are issued or sold for cash, the consideration received therefor will be the amount received by the Company therefor, after deduction of all underwriting discounts or allowances in connection with such issuance, grant or sale. In case any Common Stock, Purchase Rights or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, including in the case of a strategic or similar arrangement in which the other entity will provide services to the Company, purchase services from the Company or otherwise provide intangible consideration to the Company, the amount of the consideration other than cash received by the Company (including the net present value of the consideration expected by the Company for the provided or purchased services) shall be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the average of the last sale prices thereof on the principal market for such securities during the period of ten Trading Days immediately preceding the date of receipt. In case any Common Stock, Purchase Rights or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Purchase Rights or Convertible Securities, as the case may be. The independent members of the Company's Board of Directors shall calculate reasonably and in good faith, using standard commercial valuation methods appropriate for valuing such assets, the fair market value of any consideration other than cash or securities; provided, however, that if the Holder does not agree to such fair market value calculation within three business days after receipt thereof from the Company, then such fair market value shall be determined in good faith by an investment banker or other appropriate expert of national reputation selected by the Holder and reasonably acceptable to the Company, with the costs of such appraisal to be borne by the Company.

                  (iii) Exceptions To Adjustment Of Exercise Price. Notwithstanding the foregoing, no adjustment to the Exercise Price shall be made pursuant to this Section 4(c) upon the issuance of any Excluded Securities. For purposes hereof, "Excluded Securities" means (1) securities purchased under the Securities Purchase Agreement; (2) securities issued upon conversion or exercise of the Series C 9% Convertible Preferred Stock or the Warrants (as defined in the Securities Purchase Agreement); (3) shares of Common Stock issuable or issued to employees, consultants or directors from time to time upon the exercise of options, in such case granted or to be granted in the discretion of the Board of Directors pursuant to one or more stock option plans or restricted stock plans in effect as of the Issue Date; (4) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization of the Company; (5) securities issued upon conversion of outstanding shares of Series B 8% Convertible Preferred Stock, provided that the terms of such preferred stock have not been amended since the date hereof; (6) securities issued upon conversion or exercise of Debentures or Warrants issued under the Securities Purchase Agreement, dated as of February 12, 2004, between the Company and the Investors named therein and the Securities Purchase Agreement, dated as of April 15, 2004, between the Company and the

      Investors named therein, each as amended, modified and supplemented; (7) 361,800 shares (200,000 shares to James C. Eckert and 161,800 shares to G. Darcy Klug) and 100,000 options (40,000 options to James C. Eckert and 60,000 options to G. Darcy Klug); and (8) 2,924,424 shares issuable upon exercise of currently outstanding warrants and "investor options" listed on Schedule 1 hereto.

            (iv) Notice Of Adjustments. Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 4(c) resulting in a change in the Exercise Price by more than one percent (1%), or any change in the number or type of stock, securities and/or other property issuable upon exercise of this Warrant, the Company, at its expense, shall promptly compute such adjustment or readjustment or change and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment or change and showing in detail the facts upon which such adjustment or readjustment or change is based. The Company shall, upon the written request at any time of the Holder, furnish to the Holder a like certificate setting forth (i) such adjustment or readjustment or change, (ii) the Exercise Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon exercise of this Warrant.

      (d) Major Transactions. In the event of a merger, consolidation, business combination, tender offer, exchange of shares, recapitalization, reorganization, redemption or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the Company or another entity or the Company shall sell all or substantially all of its assets (each of the foregoing being a "Major Transaction"), the Company will give the Holder at least twenty (20) days written notice prior to the closing of such Major Transaction in a manner that does not constitute disclosure of material non-public information (unless otherwise previously consented to in writing by the Holder), and: (i) the Holder shall be permitted to exercise this Warrant in whole or in part at any time prior to the record date for the receipt of such consideration and shall be entitled to receive, for each share of Common Stock issuable to Holder for such exercise, the same per share consideration payable to the other holders of Common Stock in connection with such Major Transaction, and (ii) if and to the extent that the Holder retains any portion of this Warrant following such record date, the Company will cause the surviving or, in the event of a sale of assets, purchasing entity, as a condition precedent to such Major Transaction, to assume the obligations of the Company under this Warrant, with such adjustments to the Exercise Price and the securities covered hereby as may be necessary in order to preserve the economic benefits of this Warrant to the Holder.

      (e) Adjustments; Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this Section 4, the Holder of this Warrant shall, upon exercise of this Warrant, become entitled to receive securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 4.

      5. Fractional Interests.

            No fractional shares or scrip representing fractional shares shall be issuable upon the exercise of this Warrant, but on exercise of this Warrant, the Holder hereof may purchase only a whole number of shares of Common Stock. If, on exercise of this Warrant, the Holder hereof would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, the Company shall, in lieu of issuing any such fractional share, pay to the Holder an amount in cash equal to the product resulting from multiplying such fraction by the market price as of the Exercise Date.

      6. Transfer of this Warrant.

            The Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part, as long as such sale or other disposition is made pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act. Upon such transfer or other disposition, the Holder shall deliver this Warrant to the Company together with a written notice to the Company, substantially in the form of the Transfer Notice attached hereto as Exhibit B (the "Transfer Notice"), indicating the person or persons to whom this Warrant shall be transferred and, if less than all of this Warrant is transferred, the number of Warrant Shares to be covered by the part of this Warrant to be transferred to each such person. Within three
(3) business days of receiving a Transfer Notice and the original of this Warrant, the Company shall deliver to the each transferee designated by the Holder a Warrant or Warrants of like tenor and terms for the appropriate number of Warrant Shares and, if less than all this Warrant is transferred, shall deliver to the Holder a Warrant for the remaining number of Warrant Shares.

      7. Benefits of this Warrant.

            This Warrant shall be for the sole and exclusive benefit of the Holder of this Warrant and nothing in this Warrant shall be construed to confer upon any person other than the Holder of this Warrant any legal or equitable right, remedy or claim hereunder.

      8. Loss, theft, destruction or mutilation of Warrant.

            Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity reasonably satisfactory to the Company, and upon surrender of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

      9. Notice or Demands.

            Any notice, demand or request required or permitted to be given by the Company or the Holder pursuant to the terms of this Warrant shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a business day, in which case such delivery will be deemed to be made on the next succeeding business day, (ii) on the next business day after timely delivery to an overnight courier and (iii) on the business day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

            If to the Company:

            OMNI Energy Services Corp.
            4500 NE Evangeline Thruway
            Carencro, LA 70520
            Attn: James C. Eckert
            Tel: (337) 896-6664
            Fax: (337) 896-6655

            with a copy (not constituting notice) to:

            Locke Liddell & Sapp LLP
            600 Travis, Suite 3200
            Houston, TX 77002
            Attention: David F. Taylor, Esq.
            Tel: (713) 226-1496
            Fax: (713) 223-3717

            If to Holder:

            At the address set forth below Holder's signature on the Securities Purchase Agreement.

            with a copy (not constituting notice) to:

            Solomon Ward Seidenwurm & Smith, LLP
            401 B Street, Suite 1200
            San Diego, CA 92101
            Attn:  Harry J. Proctor, Esq.
            Tel: (619) 231-0303
            Fax: (619) 231-4755

      10. Attorney's Fees. In the event any litigation, arbitration, mediation, or other proceeding ("Proceeding") is initiated by any party(ies) against any other party(ies) to enforce, interpret or otherwise obtain judicial or quasi-judicial relief in connection with this Agreement, the prevailing party(ies) in such Proceeding shall be entitled to recover from the unsuccessful party(ies) all costs, expenses, actual attorney's and expert witness fees, relating to or arising out of (1) such Proceeding (whether or not such Proceeding proceeds to judgment), and (2) any post-judgment or post-award proceeding including, without limitation, one to enforce any judgment or award resulting from any such Proceeding. Any such judgment or award shall contain a specific provision for the recovery of all such subsequently incurred costs, expenses, actual attorney and expert witness fees.

      11. Applicable Law.

            This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within the State of Delaware.

      12. Amendments.

            No amendment, modification or other change to, or waiver of any provision of, this Warrant may be made unless such amendment, modification or change is set forth in writing and is signed by the Company and the Holder.

      13. Entire Agreement.

      This Warrant, the Securities Purchase Agreement and the Registration Rights Agreement, and the schedules and exhibits hereto and thereto, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Warrant, the Securities Purchase Agreement and the Registration Rights Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

      14. Headings.

      The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                           [Signature Page to Follow]

      IN WITNESS WHEREOF, the Company has duly executed and delivered this Warrant as of the Issue Date.

                                            OMNI ENERGY SERVICES CORP.

                                            By: /s/ G. Darcy Klug
                                                --------------------------------
                                                G. Darcy Klug
                                                Executive Vice President

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS SHALL BE EFFECTIVE WITH RESPECT THERETO, OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                           OMNI ENERGY SERVICES CORP.

Issue Date:  May 17, 2005                                        Warrant No. C-3

      THIS CERTIFIES that JIMIT MEHTA, or any subsequent holder hereof (the "Holder"), has the right to purchase from OMNI ENERGY SERVICES CORP., a Louisiana corporation (the "Company"), up to 21,000 fully paid and nonassessable shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), subject to adjustment as provided herein, at a price per share equal to the Exercise Price (as defined below), at any time beginning on the date hereof (the "the "Issue Date") and ending at 6:00 p.m., eastern time, on the date that is the fifth (5th) anniversary of the Issue Date (the "Expiration Date").

      1. Exercise.

      (a) Right to Exercise. The Holder shall have the right to exercise this Warrant at any time and from time to time during the period beginning on the Issue Date and ending on the Expiration Date as to all or any part of the shares of Common Stock covered hereby (the "Warrant Shares").

      (b) Exercise Price. The "Exercise Price" for each Warrant Share purchased by the Holder upon the exercise of this Warrant shall be equal to $3.50, subject to adjustment for the events specified in Section 4 below; provided, however, until this Warrant, the Securities Purchase Agreement between the Company and Holder dated as of the date hereof (the "Securities Purchase Agreement") and the transactions contemplated herein and therein are approved by the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote, excluding the holders of Series C Convertible Preferred Stock ("Shareholder Approval"), in no event shall the

Exercise Price be less than $1.95, other than as a result of adjustments for the events specified in Section 4(a) below. Payment of the Exercise Price may be made solely in cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price.

      (c) Exercise Notice. In order to exercise this Warrant, the Holder shall send by facsimile transmission, at any time prior to 6:00 p.m., eastern time, on the business day (which means any day other than a Saturday, a Sunday or a day which commercial banks located in New York City are permitted by law to close) on which the Holder wishes to effect such exercise (the "Exercise Date"), to the Company an executed copy of the notice of exercise in the form attached hereto as Exhibit A (the "Exercise Notice"), the original Warrant and the Exercise Price. The Exercise Notice shall also state the name or names (with address) in which the shares of Common Stock that are issuable on such exercise shall be issued. In the case of a dispute as to the calculation of the Exercise Price or the number of Warrant Shares issuable hereunder (including, without limitation, the calculation of any adjustment pursuant to Section 4 below), the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and shall submit the disputed calculations to a certified public accounting firm of national recognition (other than the Company's independent accountants), reasonably acceptable to Holder, within two (2) business days following the date on which the Exercise Notice is delivered to the Company. The Company shall cause such accountant to calculate the Exercise Price and/or the number of Warrant Shares issuable hereunder and to notify the Company and the Holder of the results in writing no later than three (3) business days following the day on which such accountant received the disputed calculations (the "Dispute Procedure"). Such accountant's calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations were most at variance with those of such accountant.

      (d) Limitations on Exercise. Notwithstanding anything to the contrary contained herein, until Shareholder Approval is obtained, no holder of this Warrant shall be entitled to exercise this Warrant, if after exercise such holder will, with the shares of Common Stock issued on exercise and any other shares of the Company's Common Stock then held by such holder, hold more than 19.99% of the outstanding Common Stock or voting power of the Company on the date of such exercise.

      (e) Holder of Record. The Holder shall, for all purposes, be deemed to have become the holder of record of the Warrant Shares specified in an Exercise Notice on the Exercise Date specified therein, irrespective of the date of delivery of such Warrant Shares. Except as specifically provided herein, nothing in this Warrant shall be construed as conferring upon the Holder hereof any rights as a stockholder of the Company prior to the Exercise Date.

      (f) Cancellation of Warrant. This Warrant shall be canceled upon its exercise and, if this Warrant is exercised in part, the Company shall, at the time that it delivers Warrant Shares to the Holder pursuant to such exercise as provided herein, issue a new warrant, and deliver to the Holder a certificate representing such new warrant, with terms identical in all respects to this Warrant (except that such new warrant shall be exercisable into the number of shares of Common Stock with respect to which this Warrant shall remain unexercised); provided, however, that the Holder shall be entitled to exercise all or any portion of such new warrant at any time following the time at which this Warrant is exercised, regardless of whether the Company has actually issued such new warrant or delivered to the Holder a certificate therefor.

      2. Delivery of Warrant Shares Upon Exercise. Upon receipt of an Exercise Notice pursuant to Section 1 above, the Company shall, (A) no later than the close of business on the later to occur of (i) the third (3rd) business day following the Exercise Date set forth in such Exercise Notice and (ii) such later date on which the Company shall have received payment of the Exercise Price, and (B) with respect to Warrant Shares that are the subject of a Dispute Procedure, the close of business on the third (3rd) business day following the determination made pursuant to Section 1(b) (each of the dates specified in (A) or (B) being referred to as a "Delivery Date"), issue and deliver or caused to be delivered to the Holder the number of Warrant Shares as shall be determined as provided herein. The Company shall effect delivery of Warrant Shares to the Holder by, as long as the Transfer Agent participates in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program ("FAST"), crediting the account of the Holder or its nominee at DTC (as specified in the applicable Exercise Notice) with the number of Warrant Shares required to be delivered, no later than the close of business on such Delivery Date. In the event that the Transfer Agent is not a participant in FAST, or if the Warrant Shares are not otherwise eligible for delivery through FAST, or if the Holder so specifies in an Exercise Notice or otherwise in writing on or before the Exercise Date, the Company shall effect delivery of Warrant Shares by delivering to the Holder or its nominee physical certificates representing such Warrant Shares, no later than the close of business on such Delivery Date.

      3. Failure to Deliver Warrant Shares.

      (a) In the event that the Company fails for any reason to deliver to the Holder the number of Warrant Shares specified in the applicable Exercise Notice on or before the Delivery Date therefor (an "Exercise Default"), and such default continues for seven (7) business days following delivery of a written notice of such default by the Holder to the Company, the Company shall pay to the Holder payments ("Exercise Default Payments") in the amount of (i) (N/365) multiplied by (ii) the aggregate Exercise Price of the Warrant Shares which are the subject of such Exercise Default multiplied by (iii) the lower of ten percent (10%) and the maximum rate permitted by applicable law (the "Default Interest Rate"), where "N" equals the number of days elapsed between the original Delivery Date of such Warrant Shares and the date on which all of such Warrant Shares are issued and delivered to the Holder. Cash amounts payable hereunder shall be paid on or before the fifth (5th) business day of the calendar month following the calendar month in which such amount has accrued.

      (b) In the event that the Holder has not received certificates representing the Warrant Shares by the seventh (7th) business day following an Exercise Default, the Holder may notify the Company in writing of its election to revoke the Exercise Notice that is the subject of such default, in which case, effective as of the date of such revocation notice, such Exercise Notice shall be deemed rescinded and of no further force or effect.

      (c) Nothing herein shall limit the Holder's right to pursue actual damages for the Company's failure to issue and deliver Warrant Shares on the applicable Delivery Date (including, without limitation, damages relating to any purchase of Common Stock by the Holder to make delivery on a sale effected in anticipation of receiving Warrant Shares upon exercise, such damages to be in an amount equal to (A) the aggregate amount paid by the Holder for the Common Stock so purchased minus (B) the aggregate amount of net proceeds, if any, received by the Holder from the sale of the Warrant Shares issued by the Company pursuant to such exercise), and the Holder shall have the right to pursue all remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief); provided, however, that, in the event, following an Exercise Default, the Company delivers to the Holder the Warrant Shares that are required to be issued by the Company pursuant to such exercise, the Holder shall use commercially reasonable efforts to sell such shares promptly following such delivery.

      4. Anti-Dilution Adjustments; Distributions; Other Events. The Exercise Price and the number of Warrant Shares issuable hereunder shall be subject to adjustment from time to time as provided in this Section 4. In the event that any adjustment of the Exercise Price or the number of Warrant Shares as required herein results in a fraction of a cent or fraction of a share, as applicable, such Exercise Price or number of Warrant Shares shall be rounded up or down to the nearest cent or share, as applicable.

      (a) Subdivision or Combination of Common Stock. If the Company, at any time after the Issue Date, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. Any adjustment made pursuant to the foregoing sentence that results in a decrease in the Exercise Price shall also effect a proportional increase in the number of Warrant Shares into which this Warrant is exercisable. If the Company, at any time after the initial issuance of this Warrant, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionally increased. Any adjustment made pursuant to the foregoing sentence that results in an increase in the Exercise Price shall also effect a proportional decrease in the number of Warrant Shares into which this Warrant is exercisable.

      (b) Distributions. If the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend or otherwise (including any dividend or distribution to the Company's stockholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), the Company shall deliver written notice of such Distribution (a "Distribution Notice") to the Holder at least five (5) business days prior to the earlier to occur of (i) the record date for determining stockholders entitled to such Distribution (the "Record Date") and (ii) the date on which such Distribution is made (the "Distribution Date"). The Holder shall be entitled to receive the same amount and type of assets being distributed in such Distribution as though the Holder were a holder on the Record Date therefor of a number of shares of Common Stock into which this Warrant is exercisable as of such Record Date (such number of shares to be determined at the Exercise Price then in effect and without giving effect to any limitations on such exercise contained in this Warrant or the Subscription Agreement).

      (c) Dilutive Issuances.

            (i) Adjustment Upon Dilutive Issuance. If, at any time after the Issue Date, the Company issues or sells, or in accordance with subparagraph (ii) of this Section 4(c), is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the Exercise Price on the date of such issuance or sale (or deemed issuance or sale) (a "Dilutive Issuance"), then effective immediately upon the Dilutive Issuance, the Exercise Price shall be adjusted so as to equal an amount determined by multiplying such Exercise Price by the following fraction:

                  N0 + N1
                  -------
                  N0 + N2

      where:

                  N0 = the number of shares of Common Stock outstanding
                       immediately prior to the issuance, sale or deemed issuance or sale of such additional shares of Common Stock in such Dilutive Issuance without taking into account any shares of Common Stock issuable upon conversion, exchange or exercise of any securities or other instruments which are convertible into or exercisable or exchangeable for Common Stock ("Convertible Securities") or options, warrants or other rights to purchase or subscribe for Common Stock or Convertible Securities ("Purchase Rights");

                  N1 = the number of shares of Common Stock which the aggregate consideration, if any, received or receivable by the Company for the total number of such additional shares of Common Stock so issued, sold or deemed issued or sold in such Dilutive Issuance (which, in the case of a deemed issuance or sale, shall be calculated in accordance with subparagraph (ii) below) would purchase at the Exercise Price in effect immediately prior to such Dilutive Issuance; and

                  N2 = the number of such additional shares of Common Stock so issued, sold or deemed issued or sold in such Dilutive Issuance.

      Notwithstanding the foregoing, no adjustment shall be made pursuant hereto if such adjustment would result in an increase in the Exercise Price.

            (ii) Effect On Exercise Price Of Certain Events. For purposes of determining the adjusted Exercise Price under subparagraph (i) of this Section 4(c), the following will be applicable:

                  (A) Issuance Of Purchase Rights. If the Company issues or sells any Purchase Rights, whether or not immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Purchase Rights (and the price of any conversion of Convertible Securities, if applicable) is less than the Exercise Price in effect on the date of issuance or sale of such Purchase Rights, then the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable) shall, as of the date of the issuance or sale of such Purchase Rights, be deemed to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon the exercise of such Purchase Rights" shall be determined by dividing (x) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Purchase Rights, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Purchase Rights, plus, in the case of Convertible Securities issuable upon the exercise of such Purchase Rights, the minimum aggregate amount of additional consideration payable upon the conversion, exercise or exchange of all such Convertible Securities (determined in accordance with the calculation method set forth in subparagraph (ii)(D) below), by (y) the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable). Except as provided in Section 4(c)(ii)(C) hereof, no further adjustment to the Exercise Price shall be made upon the actual issuance of such Common Stock upon the exercise of such Purchase Rights or upon the conversion, exercise or exchange of Convertible Securities issuable upon exercise of such Purchase Rights.

                  (B) Issuance Of Convertible Securities. If the Company issues or sells any Convertible Securities, whether or not immediately convertible, exercisable or exchangeable, and the price per share for which Common Stock is issuable upon such conversion, exercise or exchange is less than the Exercise Price in effect on the date of issuance or sale of such Convertible Securities, then the maximum total number of shares of Common Stock issuable upon the conversion, exercise or exchange of all such Convertible Securities shall, as of the date of the issuance or sale of such Convertible Securities, be deemed to have been issued and sold by the Company for such price per share. For the purposes of the immediately preceding sentence, the "price per share for which Common Stock is issuable upon such conversion, exercise or exchange" shall be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion, exercise or exchange of all such Convertible Securities (determined in accordance with the calculation method set forth in subparagraph (ii)(D)), by (B) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. Except as provided in Section 4(c)(ii)(C) hereof, no further adjustment to the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities.

                  (C) Change In Option Price Or Conversion Rate. If there is a change at any time in (x) the purchase price or amount of additional consideration payable to the Company upon the exercise of any Purchase Rights; (y) the amount of additional consideration, if any, payable to the Company upon the conversion, exercise or exchange of any Convertible Securities the adjustment for which is not otherwise covered under Section 4(c)(ii)(B) above; or (z) the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for Common Stock, then in any such case, the Exercise Price in effect at the time of such change shall be readjusted to the Exercise Price which would have been in effect at such time had such Purchase Rights or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion, exercise or exchange rate, as the case may be, at the time initially issued or sold.

                  (D) Calculation Of Consideration Received. If any Common Stock, Purchase Rights or Convertible Securities are issued or sold for cash, the consideration received therefor will be the amount received by the Company therefor, after deduction of all underwriting discounts or allowances in connection with such issuance, grant or sale. In case any Common Stock, Purchase Rights or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, including in the case of a strategic or similar arrangement in which the other entity will provide services to the Company, purchase services from the Company or otherwise provide intangible consideration to the Company, the amount of the consideration other than cash received by the Company (including the net present value of the consideration expected by the Company for the provided or purchased services) shall be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the average of the last sale prices thereof on the principal market for such securities during the period of ten Trading Days immediately preceding the date of receipt. In case any Common Stock, Purchase Rights or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Purchase Rights or Convertible Securities, as the case may be. The independent members of the Company's Board of Directors shall calculate reasonably and in good faith, using standard commercial valuation methods appropriate for valuing such assets, the fair market value of any consideration other than cash or securities; provided, however, that if the Holder does not agree to such fair market value calculation within three business days after receipt thereof from the Company, then such fair market value shall be determined in good faith by an investment banker or other appropriate expert of national reputation selected by the Holder and reasonably acceptable to the Company, with the costs of such appraisal to be borne by the Company.

                  (iii) Exceptions To Adjustment Of Exercise Price. Notwithstanding the foregoing, no adjustment to the Exercise Price shall be made pursuant to this Section 4(c) upon the issuance of any Excluded Securities. For purposes hereof, "Excluded Securities" means (1) securities purchased under the Securities Purchase Agreement; (2) securities issued upon conversion or exercise of the Series C 9% Convertible Preferred Stock or the Warrants (as defined in the Securities Purchase Agreement); (3) shares of Common Stock issuable or issued to employees, consultants or directors from time to time upon the exercise of options, in such case granted or to be granted in the discretion of the Board of Directors pursuant to one or more stock option plans or restricted stock plans in effect as of the Issue Date; (4) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization of the Company; (5) securities issued upon conversion of outstanding shares of Series B 8% Convertible Preferred Stock, provided that the terms of such preferred stock have not been amended since the date hereof; (6) securities issued upon conversion or exercise of Debentures or Warrants issued under the Securities Purchase Agreement, dated as of February 12, 2004, between the Company and the Investors named therein and the Securities Purchase Agreement, dated as of April 15, 2004, between the Company and the

      Investors named therein, each as amended, modified and supplemented; (7) 361,800 shares (200,000 shares to James C. Eckert and 161,800 shares to G. Darcy Klug) and 100,000 options (40,000 options to James C. Eckert and 60,000 options to G. Darcy Klug); and (8) 2,924,424 shares issuable upon exercise of currently outstanding warrants and "investor options" listed on Schedule 1 hereto.

            (iv) Notice Of Adjustments. Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 4(c) resulting in a change in the Exercise Price by more than one percent (1%), or any change in the number or type of stock, securities and/or other property issuable upon exercise of this Warrant, the Company, at its expense, shall promptly compute such adjustment or readjustment or change and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment or change and showing in detail the facts upon which such adjustment or readjustment or change is based. The Company shall, upon the written request at any time of the Holder, furnish to the Holder a like certificate setting forth (i) such adjustment or readjustment or change, (ii) the Exercise Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon exercise of this Warrant.

      (d) Major Transactions. In the event of a merger, consolidation, business combination, tender offer, exchange of shares, recapitalization, reorganization, redemption or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the Company or another entity or the Company shall sell all or substantially all of its assets (each of the foregoing being a "Major Transaction"), the Company will give the Holder at least twenty (20) days written notice prior to the closing of such Major Transaction in a manner that does not constitute disclosure of material non-public information (unless otherwise previously consented to in writing by the Holder), and: (i) the Holder shall be permitted to exercise this Warrant in whole or in part at any time prior to the record date for the receipt of such consideration and shall be entitled to receive, for each share of Common Stock issuable to Holder for such exercise, the same per share consideration payable to the other holders of Common Stock in connection with such Major Transaction, and (ii) if and to the extent that the Holder retains any portion of this Warrant following such record date, the Company will cause the surviving or, in the event of a sale of assets, purchasing entity, as a condition precedent to such Major Transaction, to assume the obligations of the Company under this Warrant, with such adjustments to the Exercise Price and the securities covered hereby as may be necessary in order to preserve the economic benefits of this Warrant to the Holder.

      (e) Adjustments; Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this Section 4, the Holder of this Warrant shall, upon exercise of this Warrant, become entitled to receive securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 4.

      5. Fractional Interests.

            No fractional shares or scrip representing fractional shares shall be issuable upon the exercise of this Warrant, but on exercise of this Warrant, the Holder hereof may purchase only a whole number of shares of Common Stock. If, on exercise of this Warrant, the Holder hereof would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, the Company shall, in lieu of issuing any such fractional share, pay to the Holder an amount in cash equal to the product resulting from multiplying such fraction by the market price as of the Exercise Date.

      6. Transfer of this Warrant.

            The Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part, as long as such sale or other disposition is made pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act. Upon such transfer or other disposition, the Holder shall deliver this Warrant to the Company together with a written notice to the Company, substantially in the form of the Transfer Notice attached hereto as Exhibit B (the "Transfer Notice"), indicating the person or persons to whom this Warrant shall be transferred and, if less than all of this Warrant is transferred, the number of Warrant Shares to be covered by the part of this Warrant to be transferred to each such person. Within three
(3) business days of receiving a Transfer Notice and the original of this Warrant, the Company shall deliver to the each transferee designated by the Holder a Warrant or Warrants of like tenor and terms for the appropriate number of Warrant Shares and, if less than all this Warrant is transferred, shall deliver to the Holder a Warrant for the remaining number of Warrant Shares.

      7. Benefits of this Warrant.

            This Warrant shall be for the sole and exclusive benefit of the Holder of this Warrant and nothing in this Warrant shall be construed to confer upon any person other than the Holder of this Warrant any legal or equitable right, remedy or claim hereunder.

      8. Loss, theft, destruction or mutilation of Warrant.

            Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity reasonably satisfactory to the Company, and upon surrender of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

      9. Notice or Demands.

            Any notice, demand or request required or permitted to be given by the Company or the Holder pursuant to the terms of this Warrant shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a business day, in which case such delivery will be deemed to be made on the next succeeding business day, (ii) on the next business day after timely delivery to an overnight courier and (iii) on the business day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

            If to the Company:

            OMNI Energy Services Corp.
            4500 NE Evangeline Thruway
            Carencro, LA 70520
            Attn: James C. Eckert
            Tel: (337) 896-6664
            Fax: (337) 896-6655

            with a copy (not constituting notice) to:

            Locke Liddell & Sapp LLP
            600 Travis, Suite 3200
            Houston, TX 77002
            Attention: David F. Taylor, Esq.
            Tel:  (713) 226-1496
            Fax: (713) 223-3717

            If to Holder:

            At the address set forth below Holder's signature on the Securities Purchase Agreement.

            with a copy (not constituting notice) to:

            Solomon Ward Seidenwurm & Smith, LLP
            401 B Street, Suite 1200
            San Diego, CA 92101
            Attn:  Harry J. Proctor, Esq.
            Tel: (619) 231-0303
            Fax: (619) 231-4755

      10. Attorney's Fees. In the event any litigation, arbitration, mediation, or other proceeding ("Proceeding") is initiated by any party(ies) against any other party(ies) to enforce, interpret or otherwise obtain judicial or quasi-judicial relief in connection with this Agreement, the prevailing party(ies) in such Proceeding shall be entitled to recover from the unsuccessful party(ies) all costs, expenses, actual attorney's and expert witness fees, relating to or arising out of (1) such Proceeding (whether or not such Proceeding proceeds to judgment), and (2) any post-judgment or post-award proceeding including, without limitation, one to enforce any judgment or award resulting from any such Proceeding. Any such judgment or award shall contain a specific provision for the recovery of all such subsequently incurred costs, expenses, actual attorney and expert witness fees.

      11. Applicable Law.

            This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within the State of Delaware.

      12. Amendments.

            No amendment, modification or other change to, or waiver of any provision of, this Warrant may be made unless such amendment, modification or change is set forth in writing and is signed by the Company and the Holder.

      13. Entire Agreement.

      This Warrant, the Securities Purchase Agreement and the Registration Rights Agreement, and the schedules and exhibits hereto and thereto, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Warrant, the Securities Purchase Agreement and the Registration Rights Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

      14. Headings.

      The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                           [Signature Page to Follow]

      IN WITNESS WHEREOF, the Company has duly executed and delivered this Warrant as of the Issue Date.

                                             OMNI ENERGY SERVICES CORP.

                                             By: /s/ G. Darcy Klug
                                                 -------------------------------
                                                 G. Darcy Klug
                                                 Executive Vice President

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS SHALL BE EFFECTIVE WITH RESPECT THERETO, OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                           OMNI ENERGY SERVICES CORP.

Issue Date:  May 17, 2005                                        Warrant No. C-4

      THIS CERTIFIES that JAMES C. ECKERT, or any subsequent holder hereof (the "Holder"), has the right to purchase from OMNI ENERGY SERVICES CORP., a Louisiana corporation (the "Company"), up to 17,500 fully paid and nonassessable shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), subject to adjustment as provided herein, at a price per share equal to the Exercise Price (as defined below), at any time beginning on the date hereof (the "the "Issue Date") and ending at 6:00 p.m., eastern time, on the date that is the fifth (5th) anniversary of the Issue Date (the "Expiration Date").

      1. Exercise.

      (a) Right to Exercise. The Holder shall have the right to exercise this Warrant at any time and from time to time during the period beginning on the Issue Date and ending on the Expiration Date as to all or any part of the shares of Common Stock covered hereby (the "Warrant Shares").

      (b) Exercise Price. The "Exercise Price" for each Warrant Share purchased by the Holder upon the exercise of this Warrant shall be equal to $3.50, subject to adjustment for the events specified in Section 4 below; provided, however, until this Warrant, the Securities Purchase Agreement between the Company and Holder dated as of the date hereof (the "Securities Purchase Agreement") and the transactions contemplated herein and therein are approved by the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote, excluding the holders of Series C Convertible Preferred Stock ("Shareholder Approval"), in no event shall the

Exercise Price be less than $1.95, other than as a result of adjustments for the events specified in Section 4(a) below. Payment of the Exercise Price may be made solely in cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price.

      (c) Exercise Notice. In order to exercise this Warrant, the Holder shall send by facsimile transmission, at any time prior to 6:00 p.m., eastern time, on the business day (which means any day other than a Saturday, a Sunday or a day which commercial banks located in New York City are permitted by law to close) on which the Holder wishes to effect such exercise (the "Exercise Date"), to the Company an executed copy of the notice of exercise in the form attached hereto as Exhibit A (the "Exercise Notice"), the original Warrant and the Exercise Price. The Exercise Notice shall also state the name or names (with address) in which the shares of Common Stock that are issuable on such exercise shall be issued. In the case of a dispute as to the calculation of the Exercise Price or the number of Warrant Shares issuable hereunder (including, without limitation, the calculation of any adjustment pursuant to Section 4 below), the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and shall submit the disputed calculations to a certified public accounting firm of national recognition (other than the Company's independent accountants), reasonably acceptable to Holder, within two (2) business days following the date on which the Exercise Notice is delivered to the Company. The Company shall cause such accountant to calculate the Exercise Price and/or the number of Warrant Shares issuable hereunder and to notify the Company and the Holder of the results in writing no later than three (3) business days following the day on which such accountant received the disputed calculations (the "Dispute Procedure"). Such accountant's calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations were most at variance with those of such accountant.

      (d) Limitations on Exercise. Notwithstanding anything to the contrary contained herein, until Shareholder Approval is obtained, no holder of this Warrant shall be entitled to exercise this Warrant, if after exercise such holder will, with the shares of Common Stock issued on exercise and any other shares of the Company's Common Stock then held by such holder, hold more than 19.99% of the outstanding Common Stock or voting power of the Company on the date of such exercise.

      (e) Holder of Record. The Holder shall, for all purposes, be deemed to have become the holder of record of the Warrant Shares specified in an Exercise Notice on the Exercise Date specified therein, irrespective of the date of delivery of such Warrant Shares. Except as specifically provided herein, nothing in this Warrant shall be construed as conferring upon the Holder hereof any rights as a stockholder of the Company prior to the Exercise Date.

      (f) Cancellation of Warrant. This Warrant shall be canceled upon its exercise and, if this Warrant is exercised in part, the Company shall, at the time that it delivers Warrant Shares to the Holder pursuant to such exercise as provided herein, issue a new warrant, and deliver to the Holder a certificate representing such new warrant, with terms identical in all respects to this Warrant (except that such new warrant shall be exercisable into the number of shares of Common Stock with respect to which this Warrant shall remain unexercised); provided, however, that the Holder shall be entitled to exercise all or any portion of such new warrant at any time following the time at which this Warrant is exercised, regardless of whether the Company has actually issued such new warrant or delivered to the Holder a certificate therefor.

      2. Delivery of Warrant Shares Upon Exercise. Upon receipt of an Exercise Notice pursuant to Section 1 above, the Company shall, (A) no later than the close of business on the later to occur of (i) the third (3rd) business day following the Exercise Date set forth in such Exercise Notice and (ii) such later date on which the Company shall have received payment of the Exercise Price, and (B) with respect to Warrant Shares that are the subject of a Dispute Procedure, the close of business on the third (3rd) business day following the determination made pursuant to Section 1(b) (each of the dates specified in (A) or (B) being referred to as a "Delivery Date"), issue and deliver or caused to be delivered to the Holder the number of Warrant Shares as shall be determined as provided herein. The Company shall effect delivery of Warrant Shares to the Holder by, as long as the Transfer Agent participates in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program ("FAST"), crediting the account of the Holder or its nominee at DTC (as specified in the applicable Exercise Notice) with the number of Warrant Shares required to be delivered, no later than the close of business on such Delivery Date. In the event that the Transfer Agent is not a participant in FAST, or if the Warrant Shares are not otherwise eligible for delivery through FAST, or if the Holder so specifies in an Exercise Notice or otherwise in writing on or before the Exercise Date, the Company shall effect delivery of Warrant Shares by delivering to the Holder or its nominee physical certificates representing such Warrant Shares, no later than the close of business on such Delivery Date.

      3. Failure to Deliver Warrant Shares.

      (a) In the event that the Company fails for any reason to deliver to the Holder the number of Warrant Shares specified in the applicable Exercise Notice on or before the Delivery Date therefor (an "Exercise Default"), and such default continues for seven (7) business days following delivery of a written notice of such default by the Holder to the Company, the Company shall pay to the Holder payments ("Exercise Default Payments") in the amount of (i) (N/365) multiplied by (ii) the aggregate Exercise Price of the Warrant Shares which are the subject of such Exercise Default multiplied by (iii) the lower of ten percent (10%) and the maximum rate permitted by applicable law (the "Default Interest Rate"), where "N" equals the number of days elapsed between the original Delivery Date of such Warrant Shares and the date on which all of such Warrant Shares are issued and delivered to the Holder. Cash amounts payable hereunder shall be paid on or before the fifth (5th) business day of the calendar month following the calendar month in which such amount has accrued.

      (b) In the event that the Holder has not received certificates representing the Warrant Shares by the seventh (7th) business day following an Exercise Default, the Holder may notify the Company in writing of its election to revoke the Exercise Notice that is the subject of such default, in which case, effective as of the date of such revocation notice, such Exercise Notice shall be deemed rescinded and of no further force or effect.

      (c) Nothing herein shall limit the Holder's right to pursue actual damages for the Company's failure to issue and deliver Warrant Shares on the applicable Delivery Date (including, without limitation, damages relating to any purchase of Common Stock by the Holder to make delivery on a sale effected in anticipation of receiving Warrant Shares upon exercise, such damages to be in an amount equal to (A) the aggregate amount paid by the Holder for the Common Stock so purchased minus (B) the aggregate amount of net proceeds, if any, received by the Holder from the sale of the Warrant Shares issued by the Company pursuant to such exercise), and the Holder shall have the right to pursue all remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief); provided, however, that, in the event, following an Exercise Default, the Company delivers to the Holder the Warrant Shares that are required to be issued by the Company pursuant to such exercise, the Holder shall use commercially reasonable efforts to sell such shares promptly following such delivery.

      4. Anti-Dilution Adjustments; Distributions; Other Events. The Exercise Price and the number of Warrant Shares issuable hereunder shall be subject to adjustment from time to time as provided in this Section 4. In the event that any adjustment of the Exercise Price or the number of Warrant Shares as required herein results in a fraction of a cent or fraction of a share, as applicable, such Exercise Price or number of Warrant Shares shall be rounded up or down to the nearest cent or share, as applicable.

      (a) Subdivision or Combination of Common Stock. If the Company, at any time after the Issue Date, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. Any adjustment made pursuant to the foregoing sentence that results in a decrease in the Exercise Price shall also effect a proportional increase in the number of Warrant Shares into which this Warrant is exercisable. If the Company, at any time after the initial issuance of this Warrant, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionally increased. Any adjustment made pursuant to the foregoing sentence that results in an increase in the Exercise Price shall also effect a proportional decrease in the number of Warrant Shares into which this Warrant is exercisable.

      (b) Distributions. If the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend or otherwise (including any dividend or distribution to the Company's stockholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), the Company shall deliver written notice of such Distribution (a "Distribution Notice") to the Holder at least five (5) business days prior to the earlier to occur of (i) the record date for determining stockholders entitled to such Distribution (the "Record Date") and (ii) the date on which such Distribution is made (the "Distribution Date"). The Holder shall be entitled to receive the same amount and type of assets being distributed in such Distribution as though the Holder were a holder on the Record Date therefor of a number of shares of Common Stock into which this Warrant is exercisable as of such Record Date (such number of shares to be determined at the Exercise Price then in effect and without giving effect to any limitations on such exercise contained in this Warrant or the Subscription Agreement).

      (c) Dilutive Issuances.

            (i) Adjustment Upon Dilutive Issuance. If, at any time after the Issue Date, the Company issues or sells, or in accordance with subparagraph (ii) of this Section 4(c), is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the Exercise Price on the date of such issuance or sale (or deemed issuance or sale) (a "Dilutive Issuance"), then effective immediately upon the Dilutive Issuance, the Exercise Price shall be adjusted so as to equal an amount determined by multiplying such Exercise Price by the following fraction:

                  N0 + N1
                  -------
                  N0 + N2

      where:

                  N0 = the number of shares of Common Stock outstanding
                       immediately prior to the issuance, sale or deemed issuance or sale of such additional shares of Common Stock in such Dilutive Issuance without taking into account any shares of Common Stock issuable upon conversion, exchange or exercise of any securities or other instruments which are convertible into or exercisable or exchangeable for Common Stock ("Convertible Securities") or options, warrants or other rights to purchase or subscribe for Common Stock or Convertible Securities ("Purchase Rights");

                  N1 = the number of shares of Common Stock which the aggregate consideration, if any, received or receivable by the Company for the total number of such additional shares of Common Stock so issued, sold or deemed issued or sold in such Dilutive Issuance (which, in the case of a deemed issuance or sale, shall be calculated in accordance with subparagraph (ii) below) would purchase at the Exercise Price in effect immediately prior to such Dilutive Issuance; and

                  N2 = the number of such additional shares of Common Stock so issued, sold or deemed issued or sold in such Dilutive Issuance.

      Notwithstanding the foregoing, no adjustment shall be made pursuant hereto if such adjustment would result in an increase in the Exercise Price.

            (ii) Effect On Exercise Price Of Certain Events. For purposes of determining the adjusted Exercise Price under subparagraph (i) of this Section 4(c), the following will be applicable:

                  (A) Issuance Of Purchase Rights. If the Company issues or sells any Purchase Rights, whether or not immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Purchase Rights (and the price of any conversion of Convertible Securities, if applicable) is less than the Exercise Price in effect on the date of issuance or sale of such Purchase Rights, then the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable) shall, as of the date of the issuance or sale of such Purchase Rights, be deemed to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon the exercise of such Purchase Rights" shall be determined by dividing (x) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Purchase Rights, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Purchase Rights, plus, in the case of Convertible Securities issuable upon the exercise of such Purchase Rights, the minimum aggregate amount of additional consideration payable upon the conversion, exercise or exchange of all such Convertible Securities (determined in accordance with the calculation method set forth in subparagraph (ii)(D) below), by (y) the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable). Except as provided in Section 4(c)(ii)(C) hereof, no further adjustment to the Exercise Price shall be made upon the actual issuance of such Common Stock upon the exercise of such Purchase Rights or upon the conversion, exercise or exchange of Convertible Securities issuable upon exercise of such Purchase Rights.

                  (B) Issuance Of Convertible Securities. If the Company issues or sells any Convertible Securities, whether or not immediately convertible, exercisable or exchangeable, and the price per share for which Common Stock is issuable upon such conversion, exercise or exchange is less than the Exercise Price in effect on the date of issuance or sale of such Convertible Securities, then the maximum total number of shares of Common Stock issuable upon the conversion, exercise or exchange of all such Convertible Securities shall, as of the date of the issuance or sale of such Convertible Securities, be deemed to have been issued and sold by the Company for such price per share. For the purposes of the immediately preceding sentence, the "price per share for which Common Stock is issuable upon such conversion, exercise or exchange" shall be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion, exercise or exchange of all such Convertible Securities (determined in accordance with the calculation method set forth in subparagraph (ii)(D)), by (B) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. Except as provided in Section 4(c)(ii)(C) hereof, no further adjustment to the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities.

                  (C) Change In Option Price Or Conversion Rate. If there is a change at any time in (x) the purchase price or amount of additional consideration payable to the Company upon the exercise of any Purchase Rights; (y) the amount of additional consideration, if any, payable to the Company upon the conversion, exercise or exchange of any Convertible Securities the adjustment for which is not otherwise covered under Section 4(c)(ii)(B) above; or (z) the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for Common Stock, then in any such case, the Exercise Price in effect at the time of such change shall be readjusted to the Exercise Price which would have been in effect at such time had such Purchase Rights or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion, exercise or exchange rate, as the case may be, at the time initially issued or sold.

                  (D) Calculation Of Consideration Received. If any Common Stock, Purchase Rights or Convertible Securities are issued or sold for cash, the consideration received therefor will be the amount received by the Company therefor, after deduction of all underwriting discounts or allowances in connection with such issuance, grant or sale. In case any Common Stock, Purchase Rights or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, including in the case of a strategic or similar arrangement in which the other entity will provide services to the Company, purchase services from the Company or otherwise provide intangible consideration to the Company, the amount of the consideration other than cash received by the Company (including the net present value of the consideration expected by the Company for the provided or purchased services) shall be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the average of the last sale prices thereof on the principal market for such securities during the period of ten Trading Days immediately preceding the date of receipt. In case any Common Stock, Purchase Rights or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Purchase Rights or Convertible Securities, as the case may be. The independent members of the Company's Board of Directors shall calculate reasonably and in good faith, using standard commercial valuation methods appropriate for valuing such assets, the fair market value of any consideration other than cash or securities; provided, however, that if the Holder does not agree to such fair market value calculation within three business days after receipt thereof from the Company, then such fair market value shall be determined in good faith by an investment banker or other appropriate expert of national reputation selected by the Holder and reasonably acceptable to the Company, with the costs of such appraisal to be borne by the Company.

                  (iii) Exceptions To Adjustment Of Exercise Price. Notwithstanding the foregoing, no adjustment to the Exercise Price shall be made pursuant to this Section 4(c) upon the issuance of any Excluded Securities. For purposes hereof, "Excluded Securities" means (1) securities purchased under the Securities Purchase Agreement; (2) securities issued upon conversion or exercise of the Series C 9% Convertible Preferred Stock or the Warrants (as defined in the Securities Purchase Agreement); (3) shares of Common Stock issuable or issued to employees, consultants or directors from time to time upon the exercise of options, in such case granted or to be granted in the discretion of the Board of Directors pursuant to one or more stock option plans or restricted stock plans in effect as of the Issue Date; (4) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization of the Company; (5) securities issued upon conversion of outstanding shares of Series B 8% Convertible Preferred Stock, provided that the terms of such preferred stock have not been amended since the date hereof; (6) securities issued upon conversion or exercise of Debentures or Warrants issued under the Securities Purchase Agreement, dated as of February 12, 2004, between the Company and the Investors named therein and the Securities Purchase Agreement, dated as of April 15, 2004, between the Company and the

      Investors named therein, each as amended, modified and supplemented; (7) 361,800 shares (200,000 shares to James C. Eckert and 161,800 shares to G. Darcy Klug) and 100,000 options (40,000 options to James C. Eckert and 60,000 options to G. Darcy Klug); and (8) 2,924,424 shares issuable upon exercise of currently outstanding warrants and "investor options" listed on Schedule 1 hereto.

            (iv) Notice Of Adjustments. Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 4(c) resulting in a change in the Exercise Price by more than one percent (1%), or any change in the number or type of stock, securities and/or other property issuable upon exercise of this Warrant, the Company, at its expense, shall promptly compute such adjustment or readjustment or change and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment or change and showing in detail the facts upon which such adjustment or readjustment or change is based. The Company shall, upon the written request at any time of the Holder, furnish to the Holder a like certificate setting forth (i) such adjustment or readjustment or change, (ii) the Exercise Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon exercise of this Warrant.

      (d) Major Transactions. In the event of a merger, consolidation, business combination, tender offer, exchange of shares, recapitalization, reorganization, redemption or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the Company or another entity or the Company shall sell all or substantially all of its assets (each of the foregoing being a "Major Transaction"), the Company will give the Holder at least twenty (20) days written notice prior to the closing of such Major Transaction in a manner that does not constitute disclosure of material non-public information (unless otherwise previously consented to in writing by the Holder), and: (i) the Holder shall be permitted to exercise this Warrant in whole or in part at any time prior to the record date for the receipt of such consideration and shall be entitled to receive, for each share of Common Stock issuable to Holder for such exercise, the same per share consideration payable to the other holders of Common Stock in connection with such Major Transaction, and (ii) if and to the extent that the Holder retains any portion of this Warrant following such record date, the Company will cause the surviving or, in the event of a sale of assets, purchasing entity, as a condition precedent to such Major Transaction, to assume the obligations of the Company under this Warrant, with such adjustments to the Exercise Price and the securities covered hereby as may be necessary in order to preserve the economic benefits of this Warrant to the Holder.

      (e) Adjustments; Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this Section 4, the Holder of this Warrant shall, upon exercise of this Warrant, become entitled to receive securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 4.

      5. Fractional Interests.

            No fractional shares or scrip representing fractional shares shall be issuable upon the exercise of this Warrant, but on exercise of this Warrant, the Holder hereof may purchase only a whole number of shares of Common Stock. If, on exercise of this Warrant, the Holder hereof would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, the Company shall, in lieu of issuing any such fractional share, pay to the Holder an amount in cash equal to the product resulting from multiplying such fraction by the market price as of the Exercise Date.

      6. Transfer of this Warrant.

            The Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part, as long as such sale or other disposition is made pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act. Upon such transfer or other disposition, the Holder shall deliver this Warrant to the Company together with a written notice to the Company, substantially in the form of the Transfer Notice attached hereto as Exhibit B (the "Transfer Notice"), indicating the person or persons to whom this Warrant shall be transferred and, if less than all of this Warrant is transferred, the number of Warrant Shares to be covered by the part of this Warrant to be transferred to each such person. Within three
(3) business days of receiving a Transfer Notice and the original of this Warrant, the Company shall deliver to the each transferee designated by the Holder a Warrant or Warrants of like tenor and terms for the appropriate number of Warrant Shares and, if less than all this Warrant is transferred, shall deliver to the Holder a Warrant for the remaining number of Warrant Shares.

      7. Benefits of this Warrant.

            This Warrant shall be for the sole and exclusive benefit of the Holder of this Warrant and nothing in this Warrant shall be construed to confer upon any person other than the Holder of this Warrant any legal or equitable right, remedy or claim hereunder.

      8. Loss, theft, destruction or mutilation of Warrant.

            Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity reasonably satisfactory to the Company, and upon surrender of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

      9. Notice or Demands.

            Any notice, demand or request required or permitted to be given by the Company or the Holder pursuant to the terms of this Warrant shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a business day, in which case such delivery will be deemed to be made on the next succeeding business day, (ii) on the next business day after timely delivery to an overnight courier and (iii) on the business day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

            If to the Company:

            OMNI Energy Services Corp.
            4500 NE Evangeline Thruway
            Carencro, LA 70520
            Attn: James C. Eckert
            Tel: (337) 896-6664
            Fax: (337) 896-6655

            with a copy (not constituting notice) to:

            Locke Liddell & Sapp LLP
            600 Travis, Suite 3200
            Houston, TX 77002
            Attention: David F. Taylor, Esq.
            Tel: (713) 226-1496
            Fax: (713) 223-3717

            If to Holder:

            At the address set forth below Holder's signature on the Securities Purchase Agreement.

            with a copy (not constituting notice) to:

            Solomon Ward Seidenwurm & Smith, LLP
            401 B Street, Suite 1200
            San Diego, CA 92101
            Attn:  Harry J. Proctor, Esq.
            Tel: (619) 231-0303
            Fax: (619) 231-4755

      10. Attorney's Fees. In the event any litigation, arbitration, mediation, or other proceeding ("Proceeding") is initiated by any party(ies) against any other party(ies) to enforce, interpret or otherwise obtain judicial or quasi-judicial relief in connection with this Agreement, the prevailing party(ies) in such Proceeding shall be entitled to recover from the unsuccessful party(ies) all costs, expenses, actual attorney's and expert witness fees, relating to or arising out of (1) such Proceeding (whether or not such Proceeding proceeds to judgment), and (2) any post-judgment or post-award proceeding including, without limitation, one to enforce any judgment or award resulting from any such Proceeding. Any such judgment or award shall contain a specific provision for the recovery of all such subsequently incurred costs, expenses, actual attorney and expert witness fees.

      11. Applicable Law.

            This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within the State of Delaware.

      12. Amendments.

            No amendment, modification or other change to, or waiver of any provision of, this Warrant may be made unless such amendment, modification or change is set forth in writing and is signed by the Company and the Holder.

      13. Entire Agreement.

      This Warrant, the Securities Purchase Agreement and the Registration Rights Agreement, and the schedules and exhibits hereto and thereto, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Warrant, the Securities Purchase Agreement and the Registration Rights Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

      14. Headings.

      The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                           [Signature Page to Follow]

      IN WITNESS WHEREOF, the Company has duly executed and delivered this Warrant as of the Issue Date.

                                               OMNI ENERGY SERVICES CORP.

                                               By: /s/ G. Darcy Klug
                                                   -----------------------------
                                                   G. Darcy Klug
                                                   Executive Vice President

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS SHALL BE EFFECTIVE WITH RESPECT THERETO, OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                           OMNI ENERGY SERVICES CORP.

Issue Date:  May 17, 2005                                        Warrant No. C-5

      THIS CERTIFIES that G. DARCY KLUG, or any subsequent holder hereof (the "Holder"), has the right to purchase from OMNI ENERGY SERVICES CORP., a Louisiana corporation (the "Company"), up to 17,500 fully paid and nonassessable shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), subject to adjustment as provided herein, at a price per share equal to the Exercise Price (as defined below), at any time beginning on the date hereof (the "the "Issue Date") and ending at 6:00 p.m., eastern time, on the date that is the fifth (5th) anniversary of the Issue Date (the "Expiration Date").

      1. Exercise.

      (a) Right to Exercise. The Holder shall have the right to exercise this Warrant at any time and from time to time during the period beginning on the Issue Date and ending on the Expiration Date as to all or any part of the shares of Common Stock covered hereby (the "Warrant Shares").

      (b) Exercise Price. The "Exercise Price" for each Warrant Share purchased by the Holder upon the exercise of this Warrant shall be equal to $3.50, subject to adjustment for the events specified in Section 4 below; provided, however, until this Warrant, the Securities Purchase Agreement between the Company and Holder dated as of the date hereof (the "Securities Purchase Agreement") and the transactions contemplated herein and therein are approved by the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote, excluding the holders of Series C Convertible Preferred Stock ("Shareholder Approval"), in no event shall the

Exercise Price be less than $1.95, other than as a result of adjustments for the events specified in Section 4(a) below. Payment of the Exercise Price may be made solely in cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price.

      (c) Exercise Notice. In order to exercise this Warrant, the Holder shall send by facsimile transmission, at any time prior to 6:00 p.m., eastern time, on the business day (which means any day other than a Saturday, a Sunday or a day which commercial banks located in New York City are permitted by law to close) on which the Holder wishes to effect such exercise (the "Exercise Date"), to the Company an executed copy of the notice of exercise in the form attached hereto as Exhibit A (the "Exercise Notice"), the original Warrant and the Exercise Price. The Exercise Notice shall also state the name or names (with address) in which the shares of Common Stock that are issuable on such exercise shall be issued. In the case of a dispute as to the calculation of the Exercise Price or the number of Warrant Shares issuable hereunder (including, without limitation, the calculation of any adjustment pursuant to Section 4 below), the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and shall submit the disputed calculations to a certified public accounting firm of national recognition (other than the Company's independent accountants), reasonably acceptable to Holder, within two (2) business days following the date on which the Exercise Notice is delivered to the Company. The Company shall cause such accountant to calculate the Exercise Price and/or the number of Warrant Shares issuable hereunder and to notify the Company and the Holder of the results in writing no later than three (3) business days following the day on which such accountant received the disputed calculations (the "Dispute Procedure"). Such accountant's calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations were most at variance with those of such accountant.

      (d) Limitations on Exercise. Notwithstanding anything to the contrary contained herein, until Shareholder Approval is obtained, no holder of this Warrant shall be entitled to exercise this Warrant, if after exercise such holder will, with the shares of Common Stock issued on exercise and any other shares of the Company's Common Stock then held by such holder, hold more than 19.99% of the outstanding Common Stock or voting power of the Company on the date of such exercise.

      (e) Holder of Record. The Holder shall, for all purposes, be deemed to have become the holder of record of the Warrant Shares specified in an Exercise Notice on the Exercise Date specified therein, irrespective of the date of delivery of such Warrant Shares. Except as specifically provided herein, nothing in this Warrant shall be construed as conferring upon the Holder hereof any rights as a stockholder of the Company prior to the Exercise Date.

      (f) Cancellation of Warrant. This Warrant shall be canceled upon its exercise and, if this Warrant is exercised in part, the Company shall, at the time that it delivers Warrant Shares to the Holder pursuant to such exercise as provided herein, issue a new warrant, and deliver to the Holder a certificate representing such new warrant, with terms identical in all respects to this Warrant (except that such new warrant shall be exercisable into the number of shares of Common Stock with respect to which this Warrant shall remain unexercised); provided, however, that the Holder shall be entitled to exercise all or any portion of such new warrant at any time following the time at which this Warrant is exercised, regardless of whether the Company has actually issued such new warrant or delivered to the Holder a certificate therefor.

      2. Delivery of Warrant Shares Upon Exercise. Upon receipt of an Exercise Notice pursuant to Section 1 above, the Company shall, (A) no later than the close of business on the later to occur of (i) the third (3rd) business day following the Exercise Date set forth in such Exercise Notice and (ii) such later date on which the Company shall have received payment of the Exercise Price, and (B) with respect to Warrant Shares that are the subject of a Dispute Procedure, the close of business on the third (3rd) business day following the determination made pursuant to Section 1(b) (each of the dates specified in (A) or (B) being referred to as a "Delivery Date"), issue and deliver or caused to be delivered to the Holder the number of Warrant Shares as shall be determined as provided herein. The Company shall effect delivery of Warrant Shares to the Holder by, as long as the Transfer Agent participates in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program ("FAST"), crediting the account of the Holder or its nominee at DTC (as specified in the applicable Exercise Notice) with the number of Warrant Shares required to be delivered, no later than the close of business on such Delivery Date. In the event that the Transfer Agent is not a participant in FAST, or if the Warrant Shares are not otherwise eligible for delivery through FAST, or if the Holder so specifies in an Exercise Notice or otherwise in writing on or before the Exercise Date, the Company shall effect delivery of Warrant Shares by delivering to the Holder or its nominee physical certificates representing such Warrant Shares, no later than the close of business on such Delivery Date.

      3. Failure to Deliver Warrant Shares.

      (a) In the event that the Company fails for any reason to deliver to the Holder the number of Warrant Shares specified in the applicable Exercise Notice on or before the Delivery Date therefor (an "Exercise Default"), and such default continues for seven (7) business days following delivery of a written notice of such default by the Holder to the Company, the Company shall pay to the Holder payments ("Exercise Default Payments") in the amount of (i) (N/365) multiplied by (ii) the aggregate Exercise Price of the Warrant Shares which are the subject of such Exercise Default multiplied by (iii) the lower of ten percent (10%) and the maximum rate permitted by applicable law (the "Default Interest Rate"), where "N" equals the number of days elapsed between the original Delivery Date of such Warrant Shares and the date on which all of such Warrant Shares are issued and delivered to the Holder. Cash amounts payable hereunder shall be paid on or before the fifth (5th) business day of the calendar month following the calendar month in which such amount has accrued.

      (b) In the event that the Holder has not received certificates representing the Warrant Shares by the seventh (7th) business day following an Exercise Default, the Holder may notify the Company in writing of its election to revoke the Exercise Notice that is the subject of such default, in which case, effective as of the date of such revocation notice, such Exercise Notice shall be deemed rescinded and of no further force or effect.

      (c) Nothing herein shall limit the Holder's right to pursue actual damages for the Company's failure to issue and deliver Warrant Shares on the applicable Delivery Date (including, without limitation, damages relating to any purchase of Common Stock by the Holder to make delivery on a sale effected in anticipation of receiving Warrant Shares upon exercise, such damages to be in an amount equal to (A) the aggregate amount paid by the Holder for the Common Stock so purchased minus (B) the aggregate amount of net proceeds, if any, received by the Holder from the sale of the Warrant Shares issued by the Company pursuant to such exercise), and the Holder shall have the right to pursue all remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief); provided, however, that, in the event, following an Exercise Default, the Company delivers to the Holder the Warrant Shares that are required to be issued by the Company pursuant to such exercise, the Holder shall use commercially reasonable efforts to sell such shares promptly following such delivery.

      4. Anti-Dilution Adjustments; Distributions; Other Events. The Exercise Price and the number of Warrant Shares issuable hereunder shall be subject to adjustment from time to time as provided in this Section 4. In the event that any adjustment of the Exercise Price or the number of Warrant Shares as required herein results in a fraction of a cent or fraction of a share, as applicable, such Exercise Price or number of Warrant Shares shall be rounded up or down to the nearest cent or share, as applicable.

      (a) Subdivision or Combination of Common Stock. If the Company, at any time after the Issue Date, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. Any adjustment made pursuant to the foregoing sentence that results in a decrease in the Exercise Price shall also effect a proportional increase in the number of Warrant Shares into which this Warrant is exercisable. If the Company, at any time after the initial issuance of this Warrant, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionally increased. Any adjustment made pursuant to the foregoing sentence that results in an increase in the Exercise Price shall also effect a proportional decrease in the number of Warrant Shares into which this Warrant is exercisable.

      (b) Distributions. If the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend or otherwise (including any dividend or distribution to the Company's stockholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), the Company shall deliver written notice of such Distribution (a "Distribution Notice") to the Holder at least five (5) business days prior to the earlier to occur of (i) the record date for determining stockholders entitled to such Distribution (the "Record Date") and (ii) the date on which such Distribution is made (the "Distribution Date"). The Holder shall be entitled to receive the same amount and type of assets being distributed in such Distribution as though the Holder were a holder on the Record Date therefor of a number of shares of Common Stock into which this Warrant is exercisable as of such Record Date (such number of shares to be determined at the Exercise Price then in effect and without giving effect to any limitations on such exercise contained in this Warrant or the Subscription Agreement).

      (c) Dilutive Issuances.

            (i) Adjustment Upon Dilutive Issuance. If, at any time after the Issue Date, the Company issues or sells, or in accordance with subparagraph (ii) of this Section 4(c), is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the Exercise Price on the date of such issuance or sale (or deemed issuance or sale) (a "Dilutive Issuance"), then effective immediately upon the Dilutive Issuance, the Exercise Price shall be adjusted so as to equal an amount determined by multiplying such Exercise Price by the following fraction:

                  N0 + N1
                  -------
                  N0 + N2

      where:

                  N0 = the number of shares of Common Stock outstanding
                       immediately prior to the issuance, sale or deemed issuance or sale of such additional shares of Common Stock in such Dilutive Issuance without taking into account any shares of Common Stock issuable upon conversion, exchange or exercise of any securities or other instruments which are convertible into or exercisable or exchangeable for Common Stock ("Convertible Securities") or options, warrants or other rights to purchase or subscribe for Common Stock or Convertible Securities ("Purchase Rights");

                  N1 = the number of shares of Common Stock which the aggregate consideration, if any, received or receivable by the Company for the total number of such additional shares of Common Stock so issued, sold or deemed issued or sold in such Dilutive Issuance (which, in the case of a deemed issuance or sale, shall be calculated in accordance with subparagraph (ii) below) would purchase at the Exercise Price in effect immediately prior to such Dilutive Issuance; and

                  N2 = the number of such additional shares of Common Stock so issued, sold or deemed issued or sold in such Dilutive Issuance.

      Notwithstanding the foregoing, no adjustment shall be made pursuant hereto if such adjustment would result in an increase in the Exercise Price.

            (ii) Effect On Exercise Price Of Certain Events. For purposes of determining the adjusted Exercise Price under subparagraph (i) of this Section 4(c), the following will be applicable:

                  (A) Issuance Of Purchase Rights. If the Company issues or sells any Purchase Rights, whether or not immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Purchase Rights (and the price of any conversion of Convertible Securities, if applicable) is less than the Exercise Price in effect on the date of issuance or sale of such Purchase Rights, then the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable) shall, as of the date of the issuance or sale of such Purchase Rights, be deemed to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon the exercise of such Purchase Rights" shall be determined by dividing (x) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Purchase Rights, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Purchase Rights, plus, in the case of Convertible Securities issuable upon the exercise of such Purchase Rights, the minimum aggregate amount of additional consideration payable upon the conversion, exercise or exchange of all such Convertible Securities (determined in accordance with the calculation method set forth in subparagraph (ii)(D) below), by (y) the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable). Except as provided in Section 4(c)(ii)(C) hereof, no further adjustment to the Exercise Price shall be made upon the actual issuance of such Common Stock upon the exercise of such Purchase Rights or upon the conversion, exercise or exchange of Convertible Securities issuable upon exercise of such Purchase Rights.

                  (B) Issuance Of Convertible Securities. If the Company issues or sells any Convertible Securities, whether or not immediately convertible, exercisable or exchangeable, and the price per share for which Common Stock is issuable upon such conversion, exercise or exchange is less than the Exercise Price in effect on the date of issuance or sale of such Convertible Securities, then the maximum total number of shares of Common Stock issuable upon the conversion, exercise or exchange of all such Convertible Securities shall, as of the date of the issuance or sale of such Convertible Securities, be deemed to have been issued and sold by the Company for such price per share. For the purposes of the immediately preceding sentence, the "price per share for which Common Stock is issuable upon such conversion, exercise or exchange" shall be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion, exercise or exchange of all such Convertible Securities (determined in accordance with the calculation method set forth in subparagraph (ii)(D)), by (B) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. Except as provided in Section 4(c)(ii)(C) hereof, no further adjustment to the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities.

                  (C) Change In Option Price Or Conversion Rate. If there is a change at any time in (x) the purchase price or amount of additional consideration payable to the Company upon the exercise of any Purchase Rights; (y) the amount of additional consideration, if any, payable to the Company upon the conversion, exercise or exchange of any Convertible Securities the adjustment for which is not otherwise covered under Section 4(c)(ii)(B) above; or (z) the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for Common Stock, then in any such case, the Exercise Price in effect at the time of such change shall be readjusted to the Exercise Price which would have been in effect at such time had such Purchase Rights or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion, exercise or exchange rate, as the case may be, at the time initially issued or sold.

                  (D) Calculation Of Consideration Received. If any Common Stock, Purchase Rights or Convertible Securities are issued or sold for cash, the consideration received therefor will be the amount received by the Company therefor, after deduction of all underwriting discounts or allowances in connection with such issuance, grant or sale. In case any Common Stock, Purchase Rights or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, including in the case of a strategic or similar arrangement in which the other entity will provide services to the Company, purchase services from the Company or otherwise provide intangible consideration to the Company, the amount of the consideration other than cash received by the Company (including the net present value of the consideration expected by the Company for the provided or purchased services) shall be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the average of the last sale prices thereof on the principal market for such securities during the period of ten Trading Days immediately preceding the date of receipt. In case any Common Stock, Purchase Rights or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Purchase Rights or Convertible Securities, as the case may be. The independent members of the Company's Board of Directors shall calculate reasonably and in good faith, using standard commercial valuation methods appropriate for valuing such assets, the fair market value of any consideration other than cash or securities; provided, however, that if the Holder does not agree to such fair market value calculation within three business days after receipt thereof from the Company, then such fair market value shall be determined in good faith by an investment banker or other appropriate expert of national reputation selected by the Holder and reasonably acceptable to the Company, with the costs of such appraisal to be borne by the Company.

                  (iii) Exceptions To Adjustment Of Exercise Price. Notwithstanding the foregoing, no adjustment to the Exercise Price shall be made pursuant to this Section 4(c) upon the issuance of any Excluded Securities. For purposes hereof, "Excluded Securities" means (1) securities purchased under the Securities Purchase Agreement; (2) securities issued upon conversion or exercise of the Series C 9% Convertible Preferred Stock or the Warrants (as defined in the Securities Purchase Agreement); (3) shares of Common Stock issuable or issued to employees, consultants or directors from time to time upon the exercise of options, in such case granted or to be granted in the discretion of the Board of Directors pursuant to one or more stock option plans or restricted stock plans in effect as of the Issue Date; (4) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization of the Company; (5) securities issued upon conversion of outstanding shares of Series B 8% Convertible Preferred Stock, provided that the terms of such preferred stock have not been amended since the date hereof; (6) securities issued upon conversion or exercise of Debentures or Warrants issued under the Securities Purchase Agreement, dated as of February 12, 2004, between the Company and the Investors named therein and the Securities Purchase Agreement, dated as of April 15, 2004, between the Company and the Investors named therein, each as amended, modified and supplemented; (7) 361,800 shares (200,000 shares to James C. Eckert and 161,800 shares to G. Darcy Klug) and 100,000 options (40,000 options to James C. Eckert and 60,000 options to G. Darcy Klug); and (8) 2,924,424 shares issuable upon exercise of currently outstanding warrants and "investor options" listed on Schedule 1 hereto.

            (iv) Notice Of Adjustments. Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 4(c) resulting in a change in the Exercise Price by more than one percent (1%), or any change in the number or type of stock, securities and/or other property issuable upon exercise of this Warrant, the Company, at its expense, shall promptly compute such adjustment or readjustment or change and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment or change and showing in detail the facts upon which such adjustment or readjustment or change is based. The Company shall, upon the written request at any time of the Holder, furnish to the Holder a like certificate setting forth (i) such adjustment or readjustment or change, (ii) the Exercise Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon exercise of this Warrant.

      (d) Major Transactions. In the event of a merger, consolidation, business combination, tender offer, exchange of shares, recapitalization, reorganization, redemption or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the Company or another entity or the Company shall sell all or substantially all of its assets (each of the foregoing being a "Major Transaction"), the Company will give the Holder at least twenty (20) days written notice prior to the closing of such Major Transaction in a manner that does not constitute disclosure of material non-public information (unless otherwise previously consented to in writing by the Holder), and: (i) the Holder shall be permitted to exercise this Warrant in whole or in part at any time prior to the record date for the receipt of such consideration and shall be entitled to receive, for each share of Common Stock issuable to Holder for such exercise, the same per share consideration payable to the other holders of Common Stock in connection with such Major Transaction, and (ii) if and to the extent that the Holder retains any portion of this Warrant following such record date, the Company will cause the surviving or, in the event of a sale of assets, purchasing entity, as a condition precedent to such Major Transaction, to assume the obligations of the Company under this Warrant, with such adjustments to the Exercise Price and the securities covered hereby as may be necessary in order to preserve the economic benefits of this Warrant to the Holder.

      (e) Adjustments; Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this Section 4, the Holder of this Warrant shall, upon exercise of this Warrant, become entitled to receive securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 4.

      5. Fractional Interests.

            No fractional shares or scrip representing fractional shares shall be issuable upon the exercise of this Warrant, but on exercise of this Warrant, the Holder hereof may purchase only a whole number of shares of Common Stock. If, on exercise of this Warrant, the Holder hereof would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, the Company shall, in lieu of issuing any such fractional share, pay to the Holder an amount in cash equal to the product resulting from multiplying such fraction by the market price as of the Exercise Date.

      6. Transfer of this Warrant.

            The Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part, as long as such sale or other disposition is made pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act. Upon such transfer or other disposition, the Holder shall deliver this Warrant to the Company together with a written notice to the Company, substantially in the form of the Transfer Notice attached hereto as Exhibit B (the "Transfer Notice"), indicating the person or persons to whom this Warrant shall be transferred and, if less than all of this Warrant is transferred, the number of Warrant Shares to be covered by the part of this Warrant to be transferred to each such person. Within three
(3) business days of receiving a Transfer Notice and the original of this Warrant, the Company shall deliver to the each transferee designated by the Holder a Warrant or Warrants of like tenor and terms for the appropriate number of Warrant Shares and, if less than all this Warrant is transferred, shall deliver to the Holder a Warrant for the remaining number of Warrant Shares.

      7. Benefits of this Warrant.

            This Warrant shall be for the sole and exclusive benefit of the Holder of this Warrant and nothing in this Warrant shall be construed to confer upon any person other than the Holder of this Warrant any legal or equitable right, remedy or claim hereunder.

      8. Loss, theft, destruction or mutilation of Warrant.

            Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity reasonably satisfactory to the Company, and upon surrender of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

      9. Notice or Demands.

            Any notice, demand or request required or permitted to be given by the Company or the Holder pursuant to the terms of this Warrant shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a business day, in which case such delivery will be deemed to be made on the next succeeding business day, (ii) on the next business day after timely delivery to an overnight courier and (iii) on the business day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

            If to the Company:

            OMNI Energy Services Corp.
            4500 NE Evangeline Thruway
            Carencro, LA 70520
            Attn: James C. Eckert
            Tel: (337) 896-6664
            Fax: (337) 896-6655

            with a copy (not constituting notice) to:

            Locke Liddell & Sapp LLP
            600 Travis, Suite 3200
            Houston, TX 77002
            Attention: David F. Taylor, Esq.
            Tel: (713) 226-1496
            Fax: (713) 223-3717

            If to Holder:

            At the address set forth below Holder's signature on the Securities Purchase Agreement.

            with a copy (not constituting notice) to:

            Solomon Ward Seidenwurm & Smith, LLP
            401 B Street, Suite 1200
            San Diego, CA 92101
            Attn:  Harry J. Proctor, Esq.
            Tel: (619) 231-0303
            Fax: (619) 231-4755

      10. Attorney's Fees. In the event any litigation, arbitration, mediation, or other proceeding ("Proceeding") is initiated by any party(ies) against any other party(ies) to enforce, interpret or otherwise obtain judicial or quasi-judicial relief in connection with this Agreement, the prevailing party(ies) in such Proceeding shall be entitled to recover from the unsuccessful party(ies) all costs, expenses, actual attorney's and expert witness fees, relating to or arising out of (1) such Proceeding (whether or not such Proceeding proceeds to judgment), and (2) any post-judgment or post-award proceeding including, without limitation, one to enforce any judgment or award resulting from any such Proceeding. Any such judgment or award shall contain a specific provision for the recovery of all such subsequently incurred costs, expenses, actual attorney and expert witness fees.

      11. Applicable Law.

            This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within the State of Delaware.

      12. Amendments.

            No amendment, modification or other change to, or waiver of any provision of, this Warrant may be made unless such amendment, modification or change is set forth in writing and is signed by the Company and the Holder.

      13. Entire Agreement.

      This Warrant, the Securities Purchase Agreement and the Registration Rights Agreement, and the schedules and exhibits hereto and thereto, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Warrant, the Securities Purchase Agreement and the Registration Rights Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

      14. Headings.

      The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                           [Signature Page to Follow]

      IN WITNESS WHEREOF, the Company has duly executed and delivered this Warrant as of the Issue Date.

                                              OMNI ENERGY SERVICES CORP.

                                              By: /s/ James C. Eckert
                                                  ------------------------------
                                                  James C. Eckert
                                                  President